                                                                  Exhibit 10.10

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                              TST 300 PARK, L.P.,

                                                             Landlord

                                       and

                              GREENHILL & CO. LLC,

                                                             Tenant

                                     -----
                                     LEASE
                                     -----

                    Premises:   The Entire Twenty-Third and a Portion
                                of the Twenty-Fourth Floors

                                300 Park Avenue
                                New York, New York

                    Dated:      February 18, 2000

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Article 12  Insurance; Property Loss or Damage; Reimbursement .     32

Article 21  No Representations By Landlord: Landlord's Approval     58

                                   EXHIBITS:

A - Floor Plans

B - Definitions

C - Description of Landlord's Work

D - Heating, Ventilation and Air Conditioning Specifications

E - Cleaning Specifications

F - Rules and Regulations

G - Subordination, Non-Disturbance and Attornment Agreement

                                       1

                                     LEASE

         LEASE, made as of the 18th of February, 2000, between TST 300 PARK,
L.P. (the "Landlord"), a Delaware limited partnership, having an office c/o
Tishman Speyer Properties, L.P. 520 Madison Avenue, New York, New York 10022 and
GREENHILL & CO. LLC, a New York limited liability company (the "Tenant"), having an office at 31 West 52nd Street, New York, New York 10019.

         Landlord and Tenant hereby covenant and agree as follows:

                                   ARTICLE 1

                             BASIC LEASE PROVISIONS

PREMISES                   The entire 23rd floor (the "23rd Floor Premises") and
                           a portion of the 24th floor (the "24th Floor
                           Premises" and, together with the 23rd Floor Premises,
                           collectively the "Premises") of the Building,
                           substantially as shown on Exhibits A-I and A-2,
                           respectively.

BUILDING                   The building, fixtures, equipment and other
                           improvements and appurtenances now located or
                           hereafter erected, located or placed upon the land
                           known as 300 Park Avenue and 45 East 49th Street, New
                           York, New York.

REAL PROPERTY              The Building, together with the plot of land upon
                           which it stands.

COMMENCEMENT DATE          The date on or after July 1, 2000 which is the
                           earlier to occur of (a) the date upon which items 1,2
                           and 3 of Landlord's Work (the "Pre-Delivery Work")
                           shall be Substantially Completed in accordance with
                           the terms of this Lease, and (b) the date Tenant (or
                           any person claiming by, through or under Tenant)
                           occupies any part of the Premises for the conduct of
                           its business.

RENT COMMENCEMENT          The date which is the four (4)-month anniversary of
DATE                       the Commencement Date.

EXPIRATION DATE            The date which is the last day of the month in which
                           the

                           tenth anniversary of the Commencement Date occurs or,
                           if the term of this Lease shall be extended in
                           accordance with any express provision hereof, the
                           last day of any renewal or extended term.

TERM                       The period commencing on the Commencement Date and
                           ending on the Expiration Date.

PERMITTED USES             Executive and general offices for the transaction of
                           Tenant's business and uses incidentally related
                           thereto.

BASE TAX YEAR              The Tax Year commencing on July 1, 2000 and ending on
                           June 30, 2001.

BASE EXPENSE YEAR          Calendar year 2000.

TENANT'S PROPORTIONATE     (a) As to Operating Expenses:
SHARE
                           3.618 percent.

                           (b) As to Taxes:

                           3.469 percent.

AGREED AREA OF             (a) As to Operating Expenses:
BUILDING
                           695,298 rentable square feet.

                           (b) As to Taxes:

AGREED AREA OF             725,280 rentable square feet.
PREMISES
                           (a) As to the 23rd Floor Premises:

                           18,614 rentable square feet;

                           (b) As to the 24th Floor Premises:

                           6,544 rentable square feet,

                           comprising 25,158 rentable square feet in the
                           aggregate, which rentable square footage has been
                           mutually determined by Landlord and Tenant for
                           purposes of this

                                       2

                           Lease and Landlord makes no representation whatsoever
                           as to the actual square feet contained in the
                           Premises or the Building or any portions thereof but
                           the Agreed Area of Building was calculated on a basis
                           consistent with the calculation of the Agreed Area of
                           Premises.

FIXED RENT                 (i) $1,610,112 per annum ($134,176.00 per month) for
                           the period commencing on the Rent Commencement Date
                           and ending on the day preceding the 5th anniversary
                           of the Commencement Date, both dates inclusive; and
                           (ii) $1,735,902 per annum ($144,658.50 per month) for
                           the period commencing on the 5th anniversary of the
                           Commencement Date and ending on the Expiration Date,
                           both dates inclusive.

ADDITIONAL RENT            All sums other than Fixed Rent payable by Tenant to
                           Landlord under this Lease, including Tenant's Tax
                           Payment, Tenant's Operating Payment, late charges,
                           overtime or excess service charges, and interest and
                           other costs related to Tenant's failure to perform
                           any of its obligations under this Lease.

RENT                       Fixed Rent and Additional Rent, collectively.

INTEREST RATE              The lesser of (i) four percent per annum above the
                           then Current Base Rate charged by Citibank, N.A. or
                           its successor, or (ii) the maximum rate permitted by
                           applicable law.

SECURITY DEPOSIT           $1,610,112, which amount is subject to adjustment
                           pursuant to Section 35.5.

BROKER                     Insignia/ESG, Inc.

LANDLORD'S AGENT           Tishman Speyer Properties, L.P. or any other person
                           designated at any time and from time to time by
                           Landlord as Landlord's Agent and their successors and
                           assigns.

LANDLORD'S                 $880,530.
CONTRIBUTION

                                       3

ALL CAPITALIZED TERMS USED IN THE TEXT OF THIS LEASE WITHOUT DEFINITION ARE
DEFINED IN THIS ARTICLE 1 OR IN EXHIBIT B.

                                   ARTICLE 2

                              PREMISES, TERM, RENT

         Section 2.1 Lease of Premises. Subject to the terms of this Lease,
Landlord leases to Tenant and Tenant leases from Landlord the Premises for the
Term. In addition, Landlord grants to Tenant the right to use, on a non-exclusive basis and in common with other tenants, the lobby area and other
Building common elements and common facilities serving the Premises.

         Section 2.2 Payment of Rent. (a) Tenant shall pay to Landlord, without notice or demand, and without any set-off, counterclaim, abatement or deduction whatsoever, except as may be expressly set forth in this Lease, in lawful money of the United States by wire transfer of funds to Landlord's account, as designated by Landlord, or by check drawn upon a bank approved by Landlord: (i)
Fixed Rent in equal monthly installments, in advance, on the first (1st) day of each calendar month during the Term, commencing on the Rent Commencement Date, and (ii) Additional Rent, at the times and in the manner set forth in this
Lease. If the Rent Commencement Date is not the first day of a month, then on the Rent Commencement Date Tenant shall pay Fixed Rent for the period from the
Rent Commencement Date through the last day of such month.

             (b) Tenant shall make each payment of Fixed Rent and Additional
Rent to Landlord at P. O. Box 31127, Hartford, Connecticut 06150-1127, and each such payment shall reference the Building. The payment instructions contained in the preceding sentence shall not be withdrawn or modified by Landlord without the prior written consent of SunAmerica Life Insurance Company ("SunAmerica") or
SunAmerica's agent, David Cronheim Mortgage Corporation, or any successor agent appointed by SunAmerica and of which SunAmerica has notified Tenant (the
"Servicer"), or pursuant to a joint written instruction from Landlord and
SunAmerica or the Servicer. Until Tenant shall receive written instructions to the contrary from SunAmerica or the Servicer, Tenant shall continue to make all payments of Fixed Rent and Additional Rent as provided in this Section 2.2(b ).

         Section 2.3 Interest. If Tenant shall fail to pay any installment or other payment of Rent when due, interest shall accrue on such installment or payment as a late charge, from the date such installment or payment became due until the date paid at the Interest Rate, except that no such interest shall accrue in respect of the first two installments or payments that are past due in any consecutive twelve month period provided that neither such installment nor payment is past due for more than five days and, if such installment or

                                       4

payment is past due for more than five days, interest shall accrue thereon from the first day such installment or payment became past due.

                                   ARTICLE 3

                               USE AND OCCUPANCY

         Section 3.1 (a) Permitted Uses. Tenant shall use and occupy the
Premises for the Permitted Uses and for no other purpose. Tenant shall not use or occupy or permit the use or occupancy of any part of the Premises in a manner constituting a Prohibited Use. If Tenant uses or suffers the use of the Premises for a purpose which constitutes a Prohibited Use or violates any Requirement, or which causes the Building to be in violation of any Requirement, then Tenant shall promptly discontinue such use upon notice of such violation. Tenant's failure to promptly (and, in all events, within 10 days after such notice)
discontinue such use shall be a material default hereunder and Landlord shall have the right, without Tenant having any further period in which to cure, (i)
to terminate this Lease immediately, and (ii) to exercise any and all rights and remedies available to Landlord at law or in equity.

             (b) Licenses and Permits. Tenant, at its expense, shall obtain and at all times maintain and comply with the terms and conditions of all licenses and permits required for the lawful conduct of the Permitted Uses in the
Premises. Landlord shall during the Term keep in effect at all times a certificate of occupancy issued for the Building permitting the use of the
Premises as offices.

         Section 3.2 Prohibited Uses. (a) Notwithstanding anything in this Lease to the contrary, in no event shall the Premises be used or occupied by a Person, the principal business of which at the time such use or occupancy is contemplated shall be the manufacture or sale of soaps, detergents, laundry products, toilet articles, pet products or pet food or cosmetics or the principal business of which shall be that of Colgate-Palmolive Company
("Colgate"), or its parent or one of its significant subsidiaries or affiliates then occupying any portion of the Building or which includes in the name under which such Person conducts business or in the name of any of its products or services either or both of the names "Colgate" or "Palmolive" or the name of any such subsidiary or affiliate or Person into which Colgate may merge or any parent company of Colgate or any simulation of any such names.

             (b) As long as Matsushita Electric Company of America is a party to a lease with Landlord for space in the Building, Tenant covenants that it shall not occupy the Premises, and shall not sublease space in the Premises to any
Person, whose (i) primary use of such space is the display or sale of electronic equipment, or (ii) primary business is or shall be the sale, manufacture or distribution of electronic equipment. Landlord's determination that any such use or business is primary (as opposed to incidental) shall be final and binding on the parties.

                                       5

         Section 3.3 Use of Name "Colgate-Palmolive Building." So long as
Colgate (or any of its subsidiaries, affiliates or parents) shall be a tenant in the Building, the use of the name Colgate- Palmolive Building" as a designation of the Building has been reserved for the use of Colgate and any other tenants in the Building which obtain the written consent of Colgate to use the same.
Tenant hereby covenants and agrees that it will not use the name
"Colgate-Palmolive Building," or any simulation or abbreviation thereof, as its address either on stationery, by listing in the telephone book, or in other printed matter, publication or picture or rendering or in advertising matter of any sort unless such use is approved in writing by Colgate and Landlord. Tenant covenants that any sublease of any space in the Premises shall contain a similar restriction binding the subtenant.

         Section 3.4 Delivery of Premises. (a) Landlord shall not be liable for failure to deliver possession of the Premises on any specified date, and such failure shall not impair the validity ofthi8 Lease (except as provided in
Section 3.4(b) but in the case of the holding over or retention of possession by any tenant of the Premises, Landlord shall, at Landlord's sole expense, within
30 days following the date such holding-over tenant was obligated to vacate the
Premises commence and diligently prosecute a legal action or proceeding to obtain possession of such Premises. If Landlord delivers possession of the
Premises to Tenant prior to August 1, 2000 Landlord shall provide Tenant with at least 14 days' prior notice of the date Landlord reasonably anticipates will be the Commencement Date. If Landlord delivers possession of the Premises to Tenant after August 1, 2000, Landlord shall provide Tenant with at least 14 days' prior notice of the date Landlord reasonably anticipates will be the Commencement Date and the Commencement Date shall in no event occur until 14 days after such notice is given. Landlord shall be deemed to have delivered possession of the
Premises to Tenant upon the giving of notice by Landlord to Tenant stating that the Premises are vacant, broom clean and otherwise in the condition required under this Lease (including, without limitation, the Substantial Completion of the Pre-Delivery Work), and available for Tenant's occupancy (subject to such notice being factually correct). Subject to the provisions of Section 3.4(b), there shall be no postponement of the Commencement Date (or the Rent
Commencement Date) for (i) any delay which results from any Tenant Delay or (ii)
any delay by Landlord in the performance of Landlord' s Work. The provisions of this Article are intended to constitute "an express provision to the contrary"
within the meaning of Section 223-a of the New York Real Property Law or any
successor Requirement.

             (b) If Landlord fails to Substantially Complete Landlord's
Pre-Delivery Work and deliver vacant possession of the Premises in accordance with the terms of this Lease prior to October 1, 2001 (the "Outside Delivery
Date"), Tenant shall have the right exercisable by notice given to Landlord on or before the date that is 90 days after the Outside Delivery Date, as its sole and exclusive remedy therefor, to cancel this Lease. If Tenant timely delivers the aforesaid cancellation notice (which notice may not be given prior to the
Outside Delivery Date), this Lease shall terminate 30 days after the date of such notice, unless Landlord delivers vacant possession of the Premises with
Landlord's Pre-Delivery

                                       6

Work Substantially Completed within such 30 day period, in which case Tenant's cancellation notice shall be void and this Lease shall continue in full force and effect. Failure by Tenant to exercise such right to cancel this Lease within
90 days after the Outside Date shall constitute a waiver of such right; time being of the essence with respect thereto.

                                   ARTICLE 4

                           CONDITION OF THE PREMISES

         Section 4.1 Condition. Tenant has inspected the Premises and agrees (a)
subject to Landlord's obligations under Section 3.4, to accept possession of the
Premises in the "as is" condition existing on the Commencement Date, (b) that neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises or the Building except as expressly set forth herein, and (c) except for Landlord's Contribution as expressly set forth in Section 4.2 hereof and except for the work described in Exhibit C
("Landlord's Work"), Landlord has no obligation to perform any work, supply any materials, incur any expense or make any alterations or improvements to the
Premises to prepare the Premises for Tenant's occupancy. Any work to be performed by Tenant in connection with Tenant's initial occupancy of the
Premises for the conduct of its business shall be referred to hereinafter as the
"Initial Installations" . Tenant's occupancy of any part of the Premises for the conduct of its business shall be conclusive evidence, as against Tenant, that
Landlord has Substantially Completed any work to be performed by Landlord under this Lease, Tenant has accepted possession of the Premises in its then current condition and at the time such possession was taken, the Premises and the
Building were in a good and satisfactory condition as required by this Lease.

         Section 4.2 Landlord's Contribution. (a) Landlord agrees to pay to
Tenant an amount not to exceed Landlord's Contribution toward the cost of the
Initial Installations (excluding any "soft-costs" (other than architectural, engineering, permit and construction consulting fees not in excess of $88,053)
and Tenant's Property), provided that as of the date on which Landlord is required to make payment thereof pursuant to Section 4.2(b): (i) this Lease is in full force and effect, and (ii) no Event of Default then exists. Tenant shall pay all costs of the Initial Installations in excess of Landlord's Contribution.
Landlord's Contribution shall be payable solely on account of labor directly related to the Initial Installations and materials delivered to the Premises in connection with the Initial Installations (excluding any "soft-costs" (other than architectural, engineering, permit and construction consulting fees not in excess of $88,053) and Tenant's Property). Tenant shall not be entitled to receive any portion of Landlord's Contribution not actually expended by Tenant in the performance of the Initial Installations in accordance with this Section
4.2, nor shall Tenant have any right to apply any unexpended portion of
Landlord's Contribution as a credit against Rent or any other obligation of
Tenant hereunder. Upon the completion of the Initial Installations and satisfaction of the conditions set forth in Section 4.2, or upon the

                                       7

occurrence of the date which is twelve months after the Commencement Date (which date shall be extended by reason of strikes, labor trouble or any other similar cause beyond Tenant's control in performing the Initial Installations), whichever first occurs, any amount of Landlord's Contribution which has not been previously disbursed shall be retained by Landlord; provided, however, that notwithstanding anything contained herein to the contrary, the applicable portion of such retained amounts shall continue to be held for the benefit of
Tenant by Landlord if Tenant delivers a notice to Landlord prior to satisfaction of the conditions set forth in Section 4.2 that it is in dispute with any contractors, subcontractors, vendors or other providers of service and refuses to make payments at such time.

             (b) Landlord shall make progress payments to Tenant on a monthly basis, for the work performed during the previous month, up to 90% of Landlord's
Contribution. Each of Landlord's progress payments shall be limited to an amount equal to the aggregate amounts theretofore paid by Tenant (as certified by an authorized officer of Tenant and by Tenant's independent architect) to Tenant's contractors, subcontractors and material suppliers which have not been subject to previous disbursements from Landlord's Contribution multiplied by 90%.
Provided that Tenant delivers requisitions to Landlord on or prior to the 10th day of any month, such progress payments shall be made within 30 days next following the delivery to Landlord of requisitions therefor, signed by an authorized officer of Tenant. which requisitions shall set forth the names of each contractor and subcontractor to whom payment is due, and the amount thereof, and shall be accompanied by (i) with the exception of the first requisition, copies of partial waivers of lien from all contractors, subcontractors, and material suppliers covering all work and materials which were the subject of previous progress payments by Landlord and Tenant, (ii) a written certification from Tenant's architect that the work for which the requisition is being made has been completed substantially in accordance with the plans and specifications approved by Landlord and (iii) such other documents and information as Landlord may reasonably request, including in connection with title drawdowns and endorsements. Any requisition made following the 10th day of any month shall be paid no later than the last day of the month following the month in which such requisitions are made. Landlord shall disburse any amount retained by it hereunder upon submission by Tenant to Landlord of Tenant's requisition therefor accompanied by all documentation required under this
Section 4.2(b), together with (A) proof of the satisfactory completion of all required inspections and issuance of any required approvals, permits and sign-offs for the Initial Installation by Governmental Authorities having jurisdiction thereover, (B) final plans and specifications for the Initial
Installations as required pursuant to Section 5.l(c) and (C) issuance of final lien waivers by all contractors, subcontractors and material suppliers covering all of the Initial Installations. The right to receive Landlord's Contribution is for the exclusive benefit of Tenant, and in no event shall such right be assigned to or be enforceable by or for the benefit of any third party, including any contractor, subcontractor, materialman, laborer, architect, engineer, attorney or other Person.

                                       8

         Section 4.3 Landlord's Work. (a) Landlord will commence the performance of items 4 through 8 of Landlord's Work (the "Post-Delivery Work") reasonably promptly following the Commencement Date and, subject to Tenant's compliance with the provisions of this Section 4.3, will complete the Post-Delivery Work in a good and workmanlike manner consistent with the standards applicable to the
Building. Landlord and its employees, contractors and agents shall have access to the Premises at all reasonable times for the performance of the Post-Delivery
Work and for the storage of materials reasonably required in connection therewith, and Tenant will use all commercially reasonable efforts to avoid any interference with the performance of the Post-Delivery Work. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the performance of the Post-Delivery Work, provided that
Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever. There shall be no Rent abatement or allowance to Tenant for a diminution of rental value, no actual or constructive eviction of Tenant, in whole or in part, no relief from any of Tenant's other obligations under this
Lease, and no liability on the part of Landlord, by reason of inconvenience, annoyance or injury to business arising from the performance of the Post-
Delivery Work or the storage of any materials in connection therewith.

             (b) Landlord agrees to use reasonable efforts to Substantially
Complete (i) the replacement of the exterior windows in the Premises on or before September 15, 2000 and (ii) the other Post-Delivery Work as soon as reasonably practicable after Landlord obtains vacant possession of the Premises, subject, in either case, to extension due to Unavoidable Delays and/or the number of days during which any tenant occupying the Premises on the date hereof holds over and, in the case of the window replacement work, the second sentence of item 8 of Exhibit C. If Landlord fails to Substantially Complete such window replacement work on or before September 15, 2000 (as such date may be extended as provided above) and such other Post-Delivery Work as soon as reasonably practicable after Landlord obtains possession of the Premises (as extended as provided above), then, as Tenant's sole and exclusive remedy therefor, to the extent that Tenant is actually delayed in the Substantial Completion of the
Initial Installations or in the occupancy of the Premises as a consequence of such Post-Delivery Work not being Substantially Completed, except to the extent such delay is attributable to the negligence or willful misconduct of Tenant or
Tenant's breach of the terms of this Lease, the Rent Commencement Date shall be postponed by one day for each day of such delay (without duplication if more than one item of Post-Delivery Work is not Substantially Completed) in the
Substantial Completion of the Post-Delivery Work.

                                       9

                                   ARTICLE 5

                                  ALTERATIONS

         Section 5.1 Tenant's Alterations. (a) Tenant shall not make any alterations, additions or other physical changes in or about the Premises, including the Initial Installations (collectively, "Alterations"), other than decorative Alterations such as painting, wall coverings, floor coverings and low voltage cabling (collectively, "Decorative Alterations"), without Landlord's prior consent, which may be withheld in Landlord's sole discretion.
Notwithstanding the foregoing, Landlord shall not unreasonably withhold its consent to Alterations so long as such Alterations (i) are non-structural and do not affect the Building Systems, (ii) are performed only by Landlord's designated contractors (which shall be set forth on a list (subject to change from time to time) of at least three contractors per trade, except with respect to the Building System contractors, and such list shall be submitted to Tenant promptly after request therefor and if Tenant engages any contractor set forth on such list, Tenant shall not be required to obtain Landlord's consent to such contractor unless, prior to the execution of an agreement between Tenant (either directly or through another contractor or subcontractor) and such contractor
(or, if no written agreement is entered into, prior to the commencement of work by the contractor), Landlord shall notify Tenant that such contractor has been removed from such list) or by contractors approved by Landlord to perform such
Alterations, (iii) affect only the Premises and are not visible from outside of the Premises or the Building, (iv) do not affect the certificate of occupancy issued for the Building or the Premises, (v) do not adversely affect any service furnished by Landlord to Tenant or to any other tenant of the Building and (vi)
do not violate any Requirement or cause the Premises or the Building to be non-compliant with any Requirement.

         (b) Plans and Specifications. Prior to making any Alterations, Tenant, at its expense, shall (i) submit to Landlord for its approval, detailed plans and specifications (including layout, architectural, mechanical, electrical, plumbing, sprinkler and structural drawings) of each proposed Alteration (other than Decorative Alterations), and with respect to any Alteration affecting any
Building System, Tenant shall submit proof that the Alteration has been designed by, or reviewed and approved by, Landlord's designated engineer for the affected
Building System, (ii) obtain all permits, approvals and certificates required by any Governmental Authorities, (iii) furnish to Landlord duplicate original policies or certificates of worker's compensation (covering all persons to be employed by Tenant, and Tenant's contractors and subcontractors in connection with such Alteration) and comprehensive public liability (including property damage coverage) insurance and Builder's Risk coverage (issued on a completed value basis) all in such form, with such companies, for such periods and in such amounts as Landlord may reasonably require, naming Landlord, Landlord's managing agent, and their respective employees and agents, any Lessor and any Mortgagee as additional insureds and (iv) furnish to Landlord such other evidence of
Tenant's ability to complete and to fully pay for such Alterations (other than
Decorative Alterations) as is reasonably satisfactory to Landlord. Upon Tenant's request, Landlord shall

                                       10

reasonably cooperate with Tenant in obtaining any permits, approvals or certificates required to be obtained by Tenant in connection with any permitted
Alteration (if the provisions of the applicable Requirement require that
Landlord join in such application), provided that Tenant shall reimburse
Landlord for any cost, expense or liability in connection therewith. Tenant shall give Landlord not less than 5 Business Days' notice prior to performing any Decorative Alteration which notice shall contain a description of such
Decorative Alteration. If Landlord shall deny any request for approval to an
Alteration, Landlord shall provide Tenant with a reasonably detailed explanation of the reason(s) for such denial. Any plans and specifications resubmitted by
Tenant to Landlord for Landlord's approval reflecting changes or additions made to such plans and specifications as requested by Landlord ("Tenant's
Resubmission") shall be approved or denied by Landlord, subject to Section
5.1(a), within 5 Business Days following Tenant's Resubmission. If Landlord shall fail to respond to Tenant's request for approval to any Initial
Installations within 10 Business Days following the submission of final and complete plans and specifications thereof (or within 5 Business Days after
Tenant's Resubmission), as applicable, Landlord shall be deemed to have granted such approval, provided Landlord fails to respond to Tenant within 5 Business
Days after receipt of a second notice from Tenant (which notice may only be sent if Landlord failed to respond within said 10 or 5 Business Day period, as aforesaid, and such notice shall expressly state in bold letters that Landlord's failure to timely respond thereto shall be deemed approval of the Initial
Installations which are the subject of such notice).

             (c) Governmental Approvals. Upon completion of any Alterations,
Tenant, at its expense, shall promptly obtain certificates of final approval of such Alterations required by any Governmental Authority and shall furnish
Landlord with copies thereof, together with "as-built" plans and specifications or final plans and specifications with all changes therein attached thereto for such Alterations (other than Decorative Alterations), prepared on an Autocad
Computer Assisted Drafting and Design system (or such other system or medium as
Landlord may accept) using naming conventions issued by the American Institute of Architects in June, 1990 (or such other naming convention as Landlord may accept) and magnetic computer media of such record drawings and specifications, translated in DXF format or another format acceptable to Landlord.

         Section 5.2 Manner and Quality of Alterations. All Alterations shall be performed (a) in a good and workmanlike manner and free from defects, (b) in accordance with the plans and specifications as required under Section 5.1, and by contractors approved by Landlord, (c) under the supervision of a licensed architect reasonably satisfactory to Landlord (other than Decorative
Alterations) unless such supervision is not required by any Requirement or good construction practice, and (d) in compliance with all Requirements, the terms of this Lease, all standard procedures and regulations then prescribed by Landlord for all work performed in the Building. All materials and equipment to be used in the Premises shall be of first quality and at least equal to the applicable standards for the Building then established by Landlord, and no such materials or equipment (other than Tenant's Property) shall be subject to any lien or other encumbrance.

                                       11

         Section 5.3 Removal of Tenant's Property. Tenant's Property shall be and remain the property of Tenant and Tenant may remove the same at any time on or before the Expiration Date. On or prior to the Expiration Date or sooner termination of the Term, Tenant shall, at Tenant's expense, remove all of
Tenant's Property and, unless otherwise directed by Landlord: (a) remove any
Specialty Alteration and (b) close up any slab penetrations in the Premises. At least 30 days prior to commencing the removal of any Specialty Alterations or effecting such closings, Tenant shall notify Landlord of its intention to remove such Specialty Alterations or effect such closings, and if Landlord notifies
Tenant within such 30 day period, Tenant shall not remove such Specialty
Alterations or close such slab penetrations, and the Specialty Alterations not so removed shall become the property of Landlord upon the Expiration Date or sooner termination of the Term. Tenant shall repair and restore, in a good and workmanlike manner, any damage to the Premises or the Building caused by
Tenant's removal of any Specialty Alterations or Tenant's Property or by the
closing of any slab penetrations, and upon default thereof, Tenant shall reimburse Landlord, on demand, for Landlord's cost of repairing and restoring such damage. Any Specialty Alterations or Tenant's Property not removed on or before the Expiration Date or sooner termination of the Term shall be deemed abandoned and Landlord may either retain the same as Landlord's property or remove and dispose of same, and repair and restore any damage caused thereby, at
Tenant's cost and without accountability to Tenant. This Section 5.3 shall survive the expiration or earlier termination of this Lease.

         Section 5.4 Mechanic's Liens. Tenant, at its expense, shall discharge any lien or charge filed against the Premises or the Real Property in connection with any work claimed or determined in good faith by Landlord to have been done by or on behalf of, or materials claimed or determined in good faith by Landlord to have been furnished to, Tenant, within 10 days after Tenant's receipt of notice thereof by payment, filing the bond required by law or otherwise in accordance with law.

         Section 5.5 Labor Relations. Tenant shall not employ, or permit the employment of, any contractor, mechanic or laborer, or permit any materials to be delivered to or used in the Building, if, in Landlord's sole judgment, such employment, delivery or use will interfere or cause any conflict or disharmony with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others, or the use and enjoyment of the Building by other tenants or occupants. In the event of such interference, conflict or disharmony, upon Landlord's request, Tenant shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

         Section 5.6 Tenant's Costs. Tenant shall pay to Landlord or its designee, within 10 days after demand, all reasonable out-of-pocket costs actually incurred by Landlord in connection with (a) Landlord's review of the
Alterations and plans and specifications in connection therewith requiring
Landlord consent therefor by Landlord's outside structural

                                       12

and/or mechanical engineers and (b) the provision of Building personnel required to be made available at additional expense during the performance of any
Alteration required by trade union policy or otherwise, to operate elevators or otherwise to facilitate Tenant's Alterations. In addition, if Tenant's
Alterations (other than Tenant's Property) shall cost more than $25,000, Tenant shall pay to Landlord or its designee, upon demand, an administrative fee in respect of the performance of such Alterations and the scheduling of Building equipment, facilities and personnel in connection therewith equal to three percent of the total cost of such Alterations in the case of the Initial
Installations (which fee in connection with the Initial Installations shall in no event exceed $62,500) and five percent of the total cost of any subsequent
Alterations.

         Section 5.7 Tenant's Equipment. Tenant shall not move any heavy machinery, heavy equipment, freight, bulky matter or fixtures (collectively,
"Equipment") into or out of the Building without Landlord's prior consent and payment to Landlord of any costs incurred by Landlord in connection therewith.
If such Equipment requires special handling, Tenant agrees (a) to employ only persons holding a Master Rigger's License to perform such work, (b) all work performed in connection therewith shall comply with all applicable Requirements and (c) such work shall be done only during hours designated by Landlord.

         Section 5.8 Legal Compliance. The approval of plans or specifications, or consent by Landlord to the making of any Alterations, does not constitute
Landlord's agreement or representation that such plans, specifications or
Alterations comply with any Requirements or the certificate of occupancy issued for the Building. Landlord shall have no liability to Tenant or any other party in connection with Landlord's approval of any plans and specifications for any
Alterations, or Landlord's consent to Tenant's performing any Alterations. If as the result of any Alterations made by or on behalf of Tenant, Landlord is required to make any alterations or improvements to any part of the Building in order to comply with any Requirements, whether or not in or near the Premises,
Tenant shall pay all costs and expenses incurred by Landlord in connection with such alterations or improvements as provided in Article 20.

         Section 5.9 Window Pockets. Tenant shall, as part of the Initial
Installations, design and construct the perimeter of the ceiling of each floor of the Premises which is adjacent to any exterior window with pockets to permit the windows in the Premises to open, which design and construction shall be subject to Landlord's prior approval.

         Section 5.10 Staircase. Tenant shall have the right, subject to specific location, manner of installation and to the terms of this Article, to construct an internal staircase within the Premises between the 23rd floor of the Premises and the 24th floor of the Premises.

                                       13

                                   ARTICLE 6

                                   FLOOR LOAD

         Section 6.1 Floor Load. Tenant shall not place a load upon any floor of the Premises that exceeds 50 pounds per square foot "live load". Landlord reserves the right to reasonably designate the position of all Equipment which
Tenant wishes to place within the Premises, and to place limitations on the weight thereof to the extent the same would adversely affect the Building
Systems, the structure of the Building, or the reasonable use and occupancy of the Building by other tenants or occupants (now or hereafter), in each case other than to a de minimis extent.

                                   ARTICLE 7

                                    REPAIRS

         Section 7.1 Landlord's Repair and Maintenance. Landlord shall operate, maintain and, except as provided in Section 7.2 hereof, make all necessary repairs (both structural and nonstructural) to (a) the Building Systems up to the point of connection to the Premises, (b) the structural components of the
Building, including the roof, and (c) the public portions of the Building, both exterior and interior, in conformance with standards applicable to first-class renovated office buildings of comparable age and quality in midtown Manhattan.

         Section 7.2 Tenant's Repair and Maintenance. Tenant shall promptly, at its expense and in compliance with Article 5 of this Lease, (a) make all nonstructural repairs to the Premises and the fixtures, equipment and appurtenances therein as and when needed to preserve the Premises in good working order and condition, except for reasonable wear and tear and damage for which Tenant is not responsible pursuant to this Lease, and (b) repair (to the extent feasible and appropriate) or replace scratched or damaged doors, signs and glass (other than exterior window glass) in and about the Premises. Without limiting the foregoing, all damage to the Premises or to any other part of the
Building, or to any fixtures, equipment, sprinkler system and/or appurtenances thereof, whether requiring structural or nonstructural repairs, caused by or resulting from any act, omission, neglect or improper conduct of, or Alterations made by, or the moving of Tenant's fixtures, furniture or equipment into, within or out of the Premises by any Tenant Party, and all damage to any portion of the
Building Systems located in the Premises, shall be repaired at Tenant's expense.
Such repairs shall be made by (i) Tenant, at Tenant's expense, to the extent that the required repairs are nonstructural in nature and do not affect any
Building System or any portion of the Building outside of the Premises, or (ii)
Landlord, at Tenant's expense, to the extent that the required repairs are structural in nature, involve replacement of exterior window glass (if damaged by Tenant) or affect any Building System or any portion of the

                                       14

Building outside of the Premises. All Tenant repairs shall be of a quality at least equal to the original work or construction utilizing new construction materials and shall be made in accordance with this Lease. Tenant shall give
Landlord prompt notice of any defective condition of which Tenant is aware in any Building System located in, servicing or passing through the Premises. If
Tenant fails to proceed with due diligence to make any repairs required to be made by Tenant, Landlord may make such repairs and all costs and expenses incurred by Landlord on account thereof shall be paid by Tenant as provided in
Article 20.

         Section 7.3 Vermin. Tenant shall, at its expense, cause the Premises to be exterminated, from time to time as Landlord may reasonably direct or whenever there is evidence of infestation to Landlord's reasonable satisfaction, by licensed exterminators approved by Landlord.

         Section 7.4 Interruptions Due to Repairs. Landlord reserves the right to make all changes, alterations, additions, improvements, repairs or replacements to the Building, including the Building Systems which provide services to Tenant, as Landlord deems necessary or reasonably desirable, provided that in no event shall the level of any Building service decrease in any material respect from the level required of Landlord in this Lease as a result thereof (other than temporary changes in the level of such services during the performance of any such work by Landlord). Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the making of such changes, repairs, alterations, additions, improvements, repairs or replacements provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever. Except as otherwise provided in Section 11.9, there shall be no Rent abatement or allowance to Tenant for a diminution of rental value, no actual or constructive eviction of Tenant , in whole or in part, no relief from any of Tenant's other obligations under this Lease, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making, or failing to make, any repairs, alterations, additions or improvements in or to any portion of the Building or the Premises, or in or to fixtures, appurtenances or equipment therein.

         Section 7.5 Building Renovation. (a) Tenant acknowledges that Landlord may change the facade of the Building (the "Building Renovations") at any time and from time to time during the Term. Tenant understands that if the Building
Renovations are undertaken, during the Building Renovations a construction bridge may be required to be erected in connection with any Building
Renovations, as necessary at Landlord's discretion. Tenant further understands and acknowledges that the Building Renovations may cause inconvenience or annoyance to Tenant, Tenant's employees, customers, invitees and suppliers; and
result in increased noise levels in the Building during the Building
Renovations. Tenant acknowledges and agrees that it is entering into this Lease with adequate notice of the extent of the Building Renovations and the potential inconvenience, annoyance and impact on Tenant's' business.

                                       15

             (b) Landlord and its employees, contractors and agents shall have access to the Premises at all times for the performance of the Building
Renovations, and Tenant will use all commercially reasonable efforts to avoid any interference with the performance of the Building Renovations. Landlord shall use all commercially reasonable efforts to minimize interference with
Tenant's use and occupancy of the Premises during the performance of the
Building Renovations, provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever. Neither Landlord nor its agents or contractors shall be liable for any damage which Tenant may sustain resulting from the Building Renovations. Except as otherwise provided in Section
11.9, there shall be no Rent abatement or allowance to Tenant for a diminution of rental value, no actual or constructive eviction of Tenant , in whole or in part, no relief from any of Tenant's other obligations under this Lease, and no liability on the part of Landlord, by reason of inconvenience, annoyance or injury to business arising from the performance the Building Renovations.

             (c) Landlord agrees to use reasonable efforts to Substantially
Complete the Building Renovations substantially in the manner planned by
Landlord on the date hereof, on or before September 30, 2001, subject to extension due to Unavoidable Delays.

                                   ARTICLE 8

                   INCREASES IN TAXES AND OPERATING EXPENSES

         Section 8.1 Definitions. For the purposes of this Article 8, the following terms shall have the meanings set forth below;

             (a) "Assessed Valuation" shall mean the amount for which the Real
Property is assessed pursuant to applicable provisions of the City Charter and of the Administrative Code of the City of New York for the purpose of imposition of Taxes.

             (b) "Base Operating Expenses" shall mean the Operating Expenses for the Base Expense Year.

             (c) "Base Taxes" shall mean an amount equal to the Taxes payable on account of the Base Tax Year.

             (d) "Comparison Year" shall mean (a) with respect to Taxes, any calendar year commencing subsequent to the first day of the Base Tax Year, and
(b) with respect to Operating Expenses, any calendar year commencing subsequent to the first day of the Base Expense Year.

                                       16

             (e) "Operating Expenses" shall mean the aggregate of all costs and expenses (and taxes, if any, thereon) paid or incurred by or on behalf of
Landlord (whether directly or through independent contractors) in connection with the ownership, operation, repair and maintenance of the Building and the
Real Property, such as: (i) insurance premiums, (ii) the cost of electricity, gas, oil, steam, water, air conditioning and other fuel and utilities, (iii)
attorneys' fees and disbursements and auditing, management and other professional fees and expenses, and (iv) the annual depreciation or amortization, on a straight-line basis over the useful life thereof as Landlord shall reasonably determine (with interest on the unamortized portion at the Base
Rate plus 2 percent per annum) of any capital costs incurred after the Base
Expense Year for any equipment, device or other improvement made or acquired which is either (A) intended as a labor-saving measure or cost-saving measure in the operation, maintenance or repair of the Building (but only to the extent that the annual benefits anticipated to be realized therefrom are reasonably related to the annual amounts to be amortized), or (B) required by any
Requirement. Operating Expenses shall not include any Excluded Expenses. If during all or part of the Base Expense Year or any Comparison Year, Landlord
shall not furnish any particular item(s) of work or service (which would otherwise constitute an Operating Expense) to any leasable portions of the
Building for any reason, then, for purposes of computing Operating Expenses for the Base Expense Year or any Comparison Year, as the case may be, the amount included in Operating Expenses for such period shall be increased by an amount equal to the costs and expenses that would have been reasonably incurred by
Landlord during such period if Landlord had furnished such item(s) of work or service to such portion of the Building. In determining the amount of Operating
Expenses for the Base Expense Year or any Comparison Year, if less than 95 percent of the Building rentable area shall have been occupied by tenant(s) at any time during any such Base Expense Year or Comparison Year, Operating
Expenses shall be determined for such Base Expense Year or Comparison Year to be an amount equal to the like expenses which would normally be expected to be incurred had such occupancy been 95 percent throughout such Base Expense Year or
Comparison Year.

             (f) "Statement" shall mean a statement containing a comparison of
(1) the Taxes payable for the Base Tax Year and the Taxes payable for any Tax
Year in question, or (2) the Base Operating Expenses and the Operating Expenses
payable for any Comparison Year.

             (g) "Tax Year" shall mean the twelve month period from July 1 through June 30 (or such other period as hereinafter may be duly adopted by the
City of New York as its fiscal year for real estate tax purposes).

             (h) "Taxes" shall mean (i) all real estate taxes, assessments
(including assessments made as a result of the Building being within a business improvement district), sewer and water rents, rates and charges and other governmental levies, impositions or charges, whether general, special, ordinary, extraordinary, foreseen or unforeseen, which may be assessed, levied or imposed upon all or any part of the Real Property, and (ii) all

                                       17

expenses (including reasonable attorneys' fees and disbursements and experts'
and other witnesses' fees) incurred in contesting any of the foregoing or in connection with any application for a reduction of the Assessed Valuation of all or any part of the Real Property or for a judicial review thereof (but in no event shall such expenses be included in Taxes payable for the Base Tax Year).
Taxes shall not include (x) interest or penalties incurred by Landlord as a result of Landlord's late payment of Taxes, except for interest payable in connection with the installment payment of assessments pursuant to the next sentence or (y) franchise or net income taxes imposed upon Landlord. If Landlord elects to pay any assessment in annual installments, then for the purposes of this Article 8, (A) such assessment shall be deemed to have been so divided and to be payable in the maximum number of installments permitted by law, and (B)
there shall be deemed included in Taxes for each Comparison Year the installments of such assessment becoming payable during such Comparison Year, together with interest payable during such Comparison Year on such installments and on all installments thereafter becoming due as provided by law, all as if such assessment had been so divided. If at any time the methods of taxation prevailing on the date hereof shall be altered so that in lieu of or as an addition to the whole or any part of Taxes, there shall be assessed, levied or imposed (1) a tax, assessment, levy, imposition or charge based on the income or rents received from the Real Property whether or not wholly or partially as a capital levy or otherwise, (2) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real
Property and imposed upon Landlord, (3) a license fee measured by the rents, or
(4) any other tax, assessment, levy, imposition, charge or license fee however described or imposed, then all such taxes, assessments, levies, impositions, charges or license fees or the part thereof so measured or based shall be deemed to be Taxes, provided that any tax, assessment, levy, imposition or charge imposed on income from the Real Property shall be calculated as if the Real
Property were the only asset of Landlord.

         Section 8.2 (a) Tenant's Tax Payment. If the Taxes payable for any Tax
Year after the Base Tax Year exceed the Base Taxes, Tenant shall pay to Landlord
Tenant's Proportionate Share of such excess ("Tenant's Tax Payment"). Landlord may furnish to Tenant, prior to the commencement of each Comparison Year in which such Tax Year commences, a statement setting forth Landlord's reasonable estimate of Tenant's Tax Payment for such Tax Year. Subject to the provisions of this Section 8.2(a), Tenant shall pay to Landlord on the first day of each month during any such Comparison Year (and on the first day of each month thereafter in such Comparison Year) an amount equal to 1/12th of Landlord's estimate of
Tenant's Tax Payment for such Tax Year. If Landlord shall not furnish any such estimate for such Comparison Year or if Landlord shall furnish any such estimate subsequent to the commencement thereof, then (x) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section 8.2(a) for the last month of the preceding Comparison Year; (y) after such estimate is furnished to
Tenant, if the installments of Tenant's Tax Payment previously made for such
Comparison Year were greater or less than the

                                       18

installments of Tenant's Tax Payment to be made in accordance with such estimate, then (1) if there is a deficiency, Tenant shall pay the amount thereof to Landlord within ten (10) Business Days after such estimate is furnished to
Tenant, or (2) if there is an overpayment, Landlord shall credit such overpayment against the next installments of Rent (and if such overpayment or underpayment was more than 10% of the actual amount required to be paid hereunder other than as a result of a reduction in Taxes following any tax reduction proceeding prosecuted by Landlord, then such adjustment shall include interest at the Base Rate on such underpayment or overpayment, as applicable, from the date originally paid by Tenant until Tenant pays such deficiency to
Landlord or Landlord credits such overpayment against rent, as applicable); and
(z) on the first day of the month following the month in which such estimate is furnished to Tenant and monthly thereafter throughout such Comparison Year,
Tenant shall pay to Landlord an amount equal to 1/12th of Tenant's Tax Payment shown on such estimate. Landlord may, during each Comparison Year, furnish to
Tenant a revised Statement of Landlord's estimate of Tenant's Tax Payment for such Comparison Year, and in such case, Tenant's Tax Payment for such Comparison
Year shall be adjusted and any deficiencies paid or overpayments credited, as the case may be, substantially in the same manner as provided in the preceding sentence. After the end of each Comparison Year, Landlord shall furnish to
Tenant a Statement of Taxes applicable to Tenant's Tax Payment payable for such
Comparison Year and (A) if such Statement shall show that the sums so paid by
Tenant were less than Tenant's Tax Payment due for the Tax Year commencing during such Comparison Year, Tenant shall pay to Landlord the amount of such deficiency in Tenant's Tax Payment within ten (10) Business Days after such
Statement is furnished to Tenant, or (B) if such Statement shall show that the sums so paid by Tenant were more than such Tenant's Tax Payment, Landlord shall, at its election, pay to Tenant such overpayment in Tenant's Tax Payments or credit such overpayment in Tenant's Tax Payment against subsequent installments of Rent payable by Tenant. If there shall be any increase in the Taxes for any
Tax Year, whether during or after such Tax Year, or if there shall be any decrease in the Taxes for any Tax Year, Tenant's Tax Payment for such Comparison
Year shall be appropriately adjusted and any deficiencies paid or overpayments credited, as the case may be, substantially in the same manner as provided in the preceding sentence. The benefit of any discount for any early payment or prepayment of Taxes and of any tax exemption or abatement relating to all or any part of the Real Property shall accrue solely to the benefit of Landlord and
Taxes shall be computed without subtracting such discount or taking into account any such exemption or abatement.

             (b) Taxes for each real estate tax fiscal year shall be apportioned on the basis of the number of days in such fiscal year included in any particular Tax Year subsequent to the Base Tax Year for the purpose of making the computations under this Section.

             (c) Tenant shall not (and hereby waives any and all rights it may now or hereafter have to) institute or maintain any action, proceeding or application in any court or other body having the power to fix or review assessed valuations or tax rates, for the purpose of reducing Taxes. The filing of any such proceeding by Tenant without Landlord's consent

                                       19

shall be an immediate Event of Default hereunder. If the Taxes payable for the
Base Tax Year are reduced, the Base Taxes shall be correspondingly revised, the
Additional Rent previously paid or payable on account of Tenant's Tax Payment hereunder for all Comparison Years shall be recomputed on the basis of such reduction, and Tenant shall pay to Landlord within 10 Business Days after being billed therefor, any deficiency between the amount of such Additional Rent previously computed and paid by Tenant to Landlord, and the amount due as a result of such recomputations. If the Taxes payable for the Base Tax Year are increased then Landlord shall either pay to Tenant, or at Landlord's election, credit against subsequent payments of Rent due, the amount by which such
Additional Rent previously paid on account of Tenant's Tax Payment exceeds the amount actually due as a result of such recomputations. If Landlord receives a refund or credit of Taxes for any Comparison Year, Landlord shall recalculate
Tenant's Tax Payment for the applicable periods (taking into account the provisions of Sections 8.2(a) and (b)) and shall, as and when such refund payment or credit is received, at its election, either pay to Tenant, or credit against subsequent payments of Rent due hereunder, an amount equal to Tenant's
Proportionate Share of the refund, net of any expenses incurred by Landlord in achieving such refund and adjustments to Tenant's Tax Payments resulting from such recalculation, which amount shall not exceed Tenant's Tax Payment paid for such Comparison Year. Landlord shall not be obligated to file any application or institute any proceeding seeking a reduction in Taxes or the Assessed Valuation.

             (d) Tenant shall be obligated to make Tenant's Tax Payment regardless of whether Tenant may be exempt from the payment of any taxes as the result of any reduction, abatement, or exemption from Taxes granted or agreed to by any Governmental Authority, or by reason of Tenant's diplomatic or other tax exempt status.

             ( e) If the Expiration Date shall occur on a date other than the last day of a Tax Year, any Additional Rent payable by Tenant to Landlord under this Section 8.2 for the Comparison Year in which such Expiration Date occurs shall be apportioned on the basis of the number of days in the period from such last day to the Expiration Date shall bear to the total number of days in such
Comparison Year. In the event of the expiration or earlier termination of this
Lease, any Additional Rent under this Section 8.2 shall be paid or adjusted within 30 days after submission of the Statement. In no event shall Fixed Rent ever be reduced by operation of this Section 8.2.

             (f) Tenant shall be responsible for any applicable occupancy or rent tax now in effect or hereafter enacted and applicable to Tenant's occupancy of the Premises, regardless of whether imposed by its terms upon Landlord or
Tenant and, if such tax is payable by Landlord, Tenant shall promptly pay such amounts to Landlord, upon Landlord's demand, as Additional Rent.

         Section 8.3 Tenant's Operating Payment. (a) If the Operating Expenses
payable for any Comparison Year exceed the Base Operating Expenses, Tenant shall pay to Landlord,

                                       20

as Additional Rent during each Comparison Year, Tenant's Proportionate Share of such excess ("Tenant's Operating Payment"). For each Comparison Year, Landlord shall furnish to Tenant a written statement setting forth Landlord's good faith reasonable estimate of Tenant's Operating Payment for such Comparison Year, based upon such year's budget. Tenant shall pay to Landlord on the first day of each month during such Comparison Year an amount equal to one-twelfth of
Landlord's estimate of Tenant's Operating Payment for such Comparison Year. If
Landlord does not furnish any such estimate for a Comparison Year until after the commencement thereof, then (i) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to
Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section 8.3 during the last month of the preceding Comparison Year, (ii) promptly after such estimate is furnished to
Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of Tenant's Operating Payment previously made for such
Comparison Year were greater or less than the installments of Tenant's Operating
Payment to be made for such Comparison Year in accordance with such estimate, and (A) if there shall be a deficiency, Tenant shall pay the amount thereof within 10 Business Days after demand therefor, or (B) if there shall have been an overpayment, Landlord shall credit the amount thereof against subsequent payments of Rent due hereunder (and if such overpayment or underpayment was more than 10% of the actual amount required to be paid hereunder, then such adjustment shall include interest at the Base Rate on such underpayment or overpayment, as applicable, from the date originally paid by Tenant until Tenant pays such deficiency to Landlord or Landlord credits such overpayment against rent, as applicable), and (iii) on the first day of the month following the month in which such estimate is furnished to Tenant, and on the first day of each month thereafter throughout the remainder of such Comparison Year, Tenant shall pay to Landlord an amount equal to one-twelfth of Tenant's Operating
Payment shown on such estimate.

             (b) Landlord shall furnish to Tenant a Statement of Operating
Expenses for the immediately preceding Comparison Year within 365 days after the end of such Comparison Year. If such Statement shall show that the sums paid by
Tenant under Section 8.3(a) exceeded the actual amount of Tenant's Operating
Payment for such Comparison Year, Landlord shall credit the amount of such excess against subsequent payments of Rent due hereunder. If the Statement for such Comparison Year shall show that the sums so paid by Tenant were less than
Tenant's Operating Payment for such Comparison Year, Tenant shall pay the amount of such deficiency within 10 Business Days after Tenant's receipt of such
Statement.

             (c) If the Expiration Date shall occur on a date other than
December 31, any Additional Rent under this Section 8.3 for the Comparison Year in which such Expiration Date shall occur shall be apportioned on the basis of the number of days in the period from January 1 to the Expiration Date. Upon the expiration or earlier termination of this Lease, any Additional Rent under this
Article 8 shall be paid or adjusted within 30 days after

                                       21

submission of the Statement. In no event shall Fixed Rent ever be reduced by operation of this Section 8.3.

         Section 8.4 Formula. The computations of Additional Rent under this
Article 8 are intended to constitute a formula for an agreed rental adjustment and mayor may not constitute an actual reimbursement to Landlord for Taxes, costs and expenses paid by Landlord with respect to the Building.

         Section 8.5 Non-Waiver: Disputes. (a) Landlord's failure to render any
Statement on a timely basis with respect to any Comparison Year shall not prejudice Landlord's right to thereafter render a Statement with respect to such
Comparison Year or any subsequent Comparison Year, nor shall the rendering of a
Statement prejudice Landlord's right to thereafter render a corrected Statement for any Comparison Year unless such failure continues for more than 3 years after the expiration of the Comparison Year in question to which such Statement or corrected Statement relates (i.e., Landlord may not render a revised
Statement or a Statement in respect of any Comparison Year more than 3 years after the expiration of such Comparison Year).

             (b) Each Statement sent to Tenant shall be conclusively binding upon Tenant unless Tenant shall, (i) pay to Landlord when due the amount set forth in such Statement, without prejudice to Tenant's right to dispute such
Statement, and (ii) within 120 days after such Statement is sent, send a written notice to Landlord objecting to such Statement and specifying the reasons for
Tenant's claim that such Statement is incorrect. Tenant agrees that Tenant will not employ, in connection with any dispute under this Lease, any person who is to be compensated in whole or in part, on a contingency fee basis. If the parties are unable to resolve any such dispute within 30 days following the giving of Tenant's notice of objection, either party may within ten days after the expiration of such 30 day period refer the issues raised to a nationally recognized, independent firm of certified public accountants selected by
Landlord and reasonably acceptable to Tenant, and the decision of such accountants shall be conclusively binding upon Landlord and Tenant. In connection therewith, Tenant and such accountants shall execute and deliver to
Landlord a confidentiality agreement, in form and substance reasonably satisfactory to Landlord, whereby such parties agree not to disclose to any third party any of the information obtained in connection with such review, or the substance of any admissions or stipulations by any party in connection therewith, or of any resulting reconciliation, compromise or settlement. Tenant shall pay the fees and expenses relating to such procedure, unless such accountants shall determine that Landlord overstated the Operating Expenses by more than 5% for such Comparison Year, as finally determined, in which case
Landlord shall pay such fees and expenses. Except as provided in this Section,
Tenant shall have no right whatsoever to dispute by judicial process or otherwise the accuracy of any Statement.

         Section 8.6 No Reduction in Rent. Anything in this Article 8 to the contrary notwithstanding, under no circumstances shall any decrease in Operating
Expenses or Taxes

                                       22

in any Comparison Year below the Base Operating Expenses or Base Taxes, as the case may be, result in a reduction in the Fixed Rent or any other component of
Additional Rent payable hereunder.

                                   ARTICLE 9

                              REQUIREMENTS OF LAW

         Section 9.1 (a) Tenant's Compliance. Tenant, at its expense, shall comply (or cause to be complied) with all Requirements applicable to the
Premises, regardless of whether imposed by their terms upon Landlord or Tenant, provided however, that Tenant shall not be obligated to comply with any
Requirement requiring any structural alteration to the Premises unless the application of such Requirement arises from (i) Tenant's manner of use or occupancy of the Premises (as distinguished from the use or occupancy of the
Premises for office purposes generally), (ii) any cause or condition created by or on behalf of any Tenant Party (including any Alterations), (iii) the breach of any of Tenant's obligation under this Lease, (iv) the Americans with
Disabilities Act or New York City Local Law #58 (as each of the same may be amended from time to time), or (v) any Hazardous Materials having been brought into the Building or affected by any Tenant Party. All repairs and alterations to the Premises, required to be made by Tenant as provided above to cause the
Premises to comply with any Requirements shall be made by Tenant, at Tenant's expense and in compliance with Article 5, if such repairs or alterations are nonstructural, do not affect any Building System, do not affect the exterior windows of the Premises and do not involve the performance of work outside of the Premises, or by Landlord, at Tenant's reasonable expense, if such repairs or alterations are structural, affect any Building System or the exterior windows of the Premises or involve the performance of work outside the Premises. If
Tenant obtains knowledge of any failure to comply with any Requirements applicable to the Premises, Tenant shall give Landlord prompt written notice thereof.

             (b) Hazardous Materials. Tenant shall not (i) cause or permit any
Hazardous Materials to be brought into the Building, (ii) cause or permit the storage or use of Hazardous Materials in any manner not permitted by any
Requirements, or (iii) cause or permit the escape, disposal or release of any
Hazardous Materials within or in the vicinity of the Building. Nothing herein shall be deemed to prevent Tenant's use of any Hazardous Materials customarily used in the ordinary course of office work, provided such use is in accordance with all Requirements. Tenant shall be responsible, at its expense, for all matters directly or indirectly based on, or arising or resulting from the actual or alleged presence of Hazardous Materials in the Premises or in the Building
which is caused or permitted by Tenant or any Tenant Party. Tenant shall provide to Landlord copies of all communications received by Tenant with respect to any
Requirements relating to Hazardous Materials, and/or any claims made in connection therewith. Landlord or its agents may perform environmental

                                       23

inspections of the Premises at any time. The covenants contained in this subsection shall survive the expiration or earlier termination of this Lease.

             (c) Landlord's Compliance. Landlord shall comply with (or cause to be complied with) all Requirements applicable to the Building which are not the obligation of Tenant, to the extent that non-compliance would materially impair
Tenant's use and occupancy of the Premises and Tenant's ability to conduct its business in the Premises for office use; and the cost thereof shall be included in Operating Expenses, if and to the extent permitted by Article 8. All
Landlord's Work shall be performed in accordance with Requirements.

             (d) Landlord's Insurance. Tenant shall not cause or permit any action or condition that would (i) invalidate or conflict with Landlord's insurance policies, (ii) violate applicable rules, regulations and guidelines of the Fire Department, Fire Insurance Rating Organization or any other authority having jurisdiction over the Building, or (iii) cause an increase in the premiums for fire insurance then covering the Building over that payable with respect to comparable first-class office buildings or (iv) result in insurance companies of good standing refusing to insure the Building or any property therein in amounts and against risks as reasonably determined by Landlord. If the fire insurance premiums increase as a result of Tenant's failure to comply with the provisions of this Article, Tenant shall promptly cure such failure and shall reimburse Landlord, as Additional Rent, for the increased fire insurance premiums paid by Landlord as a result of such failure by Tenant. In any action or proceeding to which Landlord and Tenant are parties, a schedule or "make up"
of rates for the Building or the Premises issued by the appropriate Fire
Insurance Rating Organization, or other body fixing such fire insurance rates, shall be conclusive evidence of the fire insurance rates then applicable to the
Building.

         Section 9.2 Fire Alarm System; Sprinkler. Tenant shall install and thereafter maintain in good order and repair a sprinkler, fire-alarm and life-safety system in the Premises. Such installation and maintenance shall be performed by Tenant in accordance with this Lease, the Rules and Regulations and all Requirements (including Requirements applicable to the installation of clear glass lot line windows). Landlord shall provide adequate water and water pressure to support the operation of Tenant's sprinkler system, provided
Tenant's sprinklers are installed and designed for a customary office installation. If the Fire Insurance Rating Organization or any Governmental
Authority or any of Landlord's insurers requires or recommends (where the failure to implement such recommendation would have an effect described in clauses (i), (ii), (iii) or (iv) of the first sentence of Section 9.l(d)) any modifications and/or Alterations be made or any additional equipment be supplied in connection with the sprinkler system or fire alarm and life-safety system serving the Building or the Premises by reason of Tenant's business, any
Alteration performed by Tenant or the location of the partitions, trade fixtures, or other contents of the Premises, Landlord (to the extent such modifications or Alterations are structural, affect any Building System or involve the performance of work outside of the Premises) or Tenant (to

                                       24

the extent such modifications or Alterations are nonstructural, do not affect any Building System and do not involve the performance of work outside the
Premises) shall make such modifications and/or Alterations, and supply such additional equipment, in either case at Tenant's expense.

         Section 9.3 Limitations on Rent. If at any time during the Term by reason of any Requirement the Rent is not fully collectible, Tenant shall take such other steps (without additional expense to Tenant) as Landlord may request, and as may be legally permissible, to permit Landlord to collect the maximum rents which may during the continuance of such restriction be legally permissible (but not in excess of the Rent reserved under this Lease). Upon the termination of such restriction during the Term, Tenant shall pay to Landlord, in addition to the Rent for the period following such termination of the restriction, if legally permissible, the portion of Rent which would have been paid pursuant to this Lease but for such legal restriction less the Rent paid by
Tenant to Landlord while such restriction \vas in effect, together with interest thereon at the Base Rate.

                                   ARTICLE 10

                                 SUBORDINATION

         Section 10.1 Subordination and Attornment. (a) This Lease and Tenant's
rights hereunder are subject and subordinate to all Mortgages and Superior
Leases, and, at the request of any Mortgagee or Lessor, Tenant shall attorn to such Mortgagee or Lessor, its successors in interest or any purchaser in a foreclosure sale.

             (b) If a Lessor or Mortgagee or any other person or entity shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or the delivery of a new lease or deed, then at the request of the successor landlord and upon such successor landlord's written agreement to accept Tenant's attornment and to recognize Tenant's interest under this Lease, Tenant shall be deemed to have attorned to and recognized such successor landlord as Landlord under this Lease. The provisions of this Article are self-operative and require no further instruments to give effect hereto;
provided, however, that Tenant shall promptly execute and deliver any instrument that such successor landlord may reasonably request (x) evidencing such attornment, (y) setting forth the terms and conditions of Tenant's tenancy, and
(z) containing such other terms and conditions as may be required by such
Mortgagee or Lessor, provided such terms and conditions do not materially increase Tenant's obligations or materially and adversely affect the rights of
Tenant under this Lease. Upon such attornment this Lease shall continue in full force and effect as a direct lease between such successor landlord and Tenant upon all of the terms, conditions and covenants set forth in this Lease except that such successor landlord shall not be:

                                       25

                (i) liable for any previous act or omission of Landlord under this Lease;

                (ii) subject to any credit, demand, claim, counterclaim, offset or defense which theretofore accrued to Tenant against Landlord;

                (iii) if Mortgagee's or Lessor's consent is required under any
Mortgage or Superior Lease, bound by any previous modification of this Lease, or by any previous prepayment of more than one month's Fixed Rent or Additional
Rent;

                (iv) bound by any covenant or obligation of Landlord to perform, undertake or complete any work in the Premises or to prepare the Premises for
Tenant's occupancy;

                (v) required to account for any security deposit of Tenant other than any security deposit actually delivered to Mortgagee or Lessor by Landlord;

                (vi) bound by any obligation to make any payment to Tenant or grant any credits, except for services, repairs, maintenance and restoration provided for under this Lease to be performed by Landlord after the date of such attornment; and

                (vii) responsible for any monies (other than overpayments of
Tenant's Tax Payment or Tenant's Operating Payment) owing by Landlord to Tenant.

         Section 10.2 Mortgage or Superior Lease Defaults. Any Mortgagee may
elect that this Lease shall have priority over the Mortgage that it holds and, upon notification to Tenant by such Mortgagee, this Lease shall be deemed to have priority over such Mortgage, regardless of the date of this Lease. In connection with any financing of the Real Property, the Building or of the interest of the lessee under any Superior Lease, Tenant shall consent to any reasonable modifications of this Lease requested by any lending institution, provided such modifications do not materially increase the obligations, or materially and adversely affect the rights, of Tenant under this Lease.

         Section 10.3 Tenant's Termination Right. As long as any Superior Lease or Mortgage shall exist, Tenant shall not seek to terminate this Lease by reason of any act or omission of Landlord (a) until Tenant shall have given notice of such act or omission to all Lessors and/or Mortgagees, and (b) until a reasonable period of time shall have elapsed following the giving of notice of such default and the expiration of any applicable notice or grace periods
(unless such act or omission is not capable of being remedied within a reasonable period of time) during which period such Lessors and/or Mortgagees shall have the right, but not the obligation, after obtaining possession of the
Real Property to remedy such act or omission and thereafter diligently proceed to so remedy such act or obligation. If any Lessor or Mortgagee elects to remedy such act or omission of Landlord, Tenant shall not

                                       26

seek to terminate this Lease so long as such Lessor or Mortgagee is proceeding with reasonable diligence to effect such remedy.

         Section 10.4 Applicability. The provisions of this Article shall (a)
inure to the benefit of Landlord, any future owner of the Building or the Real
Property, any Lessor or Mortgagee and any sublessor thereof and (b) apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any Superior Lease or the foreclosure of any Mortgage.

         Section 10.5 Future Condominium Declaration. This Lease and Tenant's
rights hereunder are and will be subject and subordinate to any condominium declaration, by-laws and other instruments (collectively, the "Declaration")
which may be recorded in order to subject the Building to a condominium form of ownership pursuant to Article 9B of the New York Real Property Law or any
successor statute, provided that the Declaration does not by its terms increase the Rent, materially increase Tenant's non-Rent obligations or materially and adversely affect Tenant's rights under this Lease. At Landlord's request, and subject to the foregoing proviso, Tenant will execute and deliver to Landlord an amendment of this Lease confirming such subordination and modifying this Lease to conform to such condominium regime.

         Section 10.6 Non-Disturbance Agreements. Landlord represents, as of the date hereof, that there is no Superior Lease and the only existing Mortgagee is
SunAmerica. Landlord hereby agrees to use reasonable efforts to obtain for
Tenant, at no cost to Landlord, a subordination, non-disturbance and attornment agreement ("SNDA") from SunAmerica, in substantially the form attached hereto as
Exhibit G, provided that Landlord shall have no liability to Tenant, and the subordination of this Lease to any Mortgage shall not be affected, in the event that it is unable to obtain any such agreement, except as provided in the next sentence of this Section 10.6. If Landlord shall fail to deliver to Tenant the
SNDA from SunAmerica within 60 days following execution and delivery of this
Lease by both parties, Tenant shall have the right for 30 days after the expiration of such 60-day period to cancel this Lease by giving Landlord notice of such election, whereupon this Lease shall become null and void as of the date that is 30 days following the date such notice is given, provided that if
Landlord shall deliver the SNDA to Tenant within 30 days following receipt of notice of cancellation from Tenant, this Lease shall continue and Tenant shall have no right to cancel it. If no notice is given within such 30-day period
(time being of the essence), then Tenant's right to cancel this Lease shall be deemed waived. As a condition to Tenant's agreement hereunder to subordinate
Tenant's interest in this Lease to any future Mortgage and Superior Lease, as the case may be, made between Landlord and any Mortgagee and/or Lessor, Landlord shall obtain for signature by Tenant from each such future Mortgagee or Lessor, as the case may be, a SNDA in the standard form customarily employed by such
Mortgagee or Lessor. Any agreement substantially in the form of a SNDA previously executed by Tenant in connection with this Lease shall be deemed satisfactory to Tenant. If Tenant shall fail or refuse, for any reason, to execute and deliver to Landlord a SNDA in

                                       27

proper form within 10 days after delivery thereof to Tenant, then Tenant's interest under this Lease shall be subordinate to the future Mortgage and
Landlord shall have no further liability to Tenant to obtain a SNDA from such
Mortgagee.

                                   ARTICLE 11

                                    SERVICES

         Section 11.1 Elevators. Landlord, at its expense, shall provide passenger elevator service to the Premises at all times, and at least one freight elevator serving the Premises available upon Tenant's prior request, on a non-exclusive "first come, first serve" basis with other Building tenants, on all Business Days from 8:00 a.m. to 11:45 a.m. and from 1 :00 p.m. to 4:45 p.m.
Landlord shall at all times during the Term provide at least 2 passenger elevators serving the Premises from 8:00 a.m. to 6:00 p.m. on Business Days, subject to normal maintenance, repair obligations and Unavoidable Delays.

         Section 11.2 Heating, Ventilation and Air Conditioning. (a) Landlord
shall furnish to the Premises heating, ventilation and air-conditioning ("HVAC")
in accordance with the standards set forth in Exhibit D on all Business Days from 8:00 a.m. to 6:00 p.m. Landlord, at its expense, shall repair and maintain the HVAC System in good working order, provided repairs required as a result of the negligence or willful misconduct of Tenant, its agents or employees, shall be performed at Tenant's expense. Landlord shall have access to all air-cooling, fan, ventilating and machine rooms and electrical closets and all other mechanical installations of Landlord (collectively, "Mechanical Installations"), and Tenant shall not construct partitions or other obstructions which may interfere with Landlord's access thereto or the moving of Landlord's equipment to and from the Mechanical Installations. Neither Tenant, nor its agents, employees or contractors shall at any time enter the Mechanical Installations or tamper with, adjust, or otherwise affect such Mechanical Installations.

             (b) Landlord shall not be responsible if the normal operation of the Building System providing HVAC to the Premises (the "HVAC System") shall fail to provide cooled or heated air, as the case may be, in accordance with the specifications set forth in Exhibit D by reason of (i) any machinery or equipment installed by or on behalf of Tenant or any person claiming through or under Tenant, which shall have an electrical load in excess of the average electrical load and human occupancy factors for the HVAC System as designed, as the case may be, or (ii) any rearrangement of partitioning or other Alterations
(including the Initial Installations) made or performed by or on behalf of
Tenant or any person claiming through or under Tenant. Tenant shall install, if missing, blinds or shades on all windows, which blinds and shades and the manner of installation shall be subject to Landlord's approval, and shall keep all of the operable windows in the Premises closed, and lower the blinds when necessary because of the sun's position, whenever the HVAC System is in

                                       28

operation or when and as reasonably required by any Requirement. Tenant at all times shall cooperate fully with Landlord and shall abide by the rules and regulations which Landlord may reasonably prescribe for the proper functioning and protection of the HVAC System.

         Section 11.3 Overtime Freight Elevators and HVAC. The Rent does not reflect or include any charge to Tenant for the furnishing of any freight elevator service or HVAC to the Premises during any periods other than for the hours and days set forth in Sections 11.1 and 11.2 hereof ("Overtime Periods").
Landlord shall not be required to furnish any such services during Overtime
Periods unless Tenant delivers notice to Landlord's property management office serving the Building requesting such services at least 24 hours prior to the time at which such services are to be provided, but Landlord shall use reasonable efforts (without obligation to incur any additional cost) to arrange such service on such shorter notice as Tenant shall provide. If Landlord furnishes freight elevator service to the Premises during Overtime Periods,
Tenant shall pay to Landlord Landlord's then established rates for such service in the Building. Notwithstanding anything to the contrary provided in this
Article 11 on a single weekend during which Tenant initially moves into the
Premises for the conduct of its business, upon 5 days' prior notice from Tenant to Landlord, Landlord shall make available to Tenant freight elevator service in accordance with Landlord's then current rules and regulations applicable thereto from 8:00 p.m. on the "move-in" Friday until 7:00 p.m. on the following Sunday at no cost to Tenant. If Landlord shall furnish HVAC to the Premises during
Overtime Periods, Tenant shall pay to Landlord Landlord's then established rates for such service in the Building.

         Section 11.4 Cleaning. Landlord shall cause the Premises (excluding any portions thereof used for the storage, preparation, service or consumption of food or beverages, as an exhibition area or classroom, for storage, as a shipping room, mail room or similar purposes, for private bathrooms, showers or exercise facilities, as a trading floor, or primarily for operation of computer, data processing, reproduction, duplicating or similar equipment) to be cleaned, substantially in accordance with the standards set forth in Exhibit E. Any areas of the Premises requiring cleaning which Landlord is not required to clean under this Section 11.4, and any additional cleaning of any portion of the Premises requested by Tenant shall be done at Tenant's expense, by Landlord's employees or Landlord's contractor, at rates which shall be competitive with rates of other cleaning contractors providing services to first-class office buildings in midtown Manhattan. Landlord and its cleaning contractor and their respective employees shall have access to the Premises at all times except between 8:00 AM.
and 5:30 P.M. on Business Days.

         Section 11.5 Water. Landlord, at Landlord's expense, shall provide to the floor on which the Premises are located cold water for drinking, cleaning and lavatory purposes. If Tenant requires or uses water or steam for any additional purposes, Landlord may install a meter to measure the water or steam furnished. Tenant shall pay the cost of such installation, and for all maintenance, repairs and replacements thereto, and for the reasonable charges of
Landlord for the water or steam furnished. Tenant shall also pay Landlord's reasonable

                                       29

charge for any required pumping or heating thereof, and any sewer rent, tax and/or charge now or hereafter assessed or imposed upon the Premises or the Real
Property pursuant to any Requirement. If any tax is imposed upon Landlord's receipts from the sale or resale of water or steam to Tenant, Tenant shall reimburse Landlord for such tax, if and to the extent permitted by law.

         Section 11.6 Refuse and Rubbish Removal. Landlord shall provide refuse and rubbish removal services at the Premises for ordinary office refuse and rubbish pursuant to regulations reasonably established by Landlord. Tenant shall pay to Landlord, within 10 Business Days after delivery of an invoice therefor,
Landlord's reasonable charge for such removal to the extent that the refuse generated by Tenant exceeds the refuse and rubbish customarily generated by executive and general office tenants. Tenant shall not dispose of any refuse and rubbish in the public areas of the Building, and if any Tenant Party does so,
Tenant shall be liable for Landlord's reasonable charge for such removal. Tenant shall cause all Tenant Parties to observe such additional rules and regulations regarding rubbish removal and/or recycling as Landlord may, from time to time, reasonably impose.

         Section 11.7 Condenser Water. Landlord shall provide condenser water in connection with Tenant's independent supplemental air-conditioning units, which shall not exceed 80 tons in the aggregate, of which Tenant may utilize up to 15 tons in the aggregate from 8:00 a.m. to 6:00 p.m. and of which Tenant may utilize up to 80 tons in the aggregate from 6:00 p.m. to 8:00 a.m., and which shall be installed in accordance with the provisions of Article 5 hereof. Tenant shall pay Landlord an annual charge for such condenser water at Landlord's then established rate for condenser water, which charge is, on the date of this
Lease, $550 per ton which charge shall be payable in equal monthly installments together with Tenant's payment of Fixed Rent and shall be payable whether or not
Tenant utilizes such amount of condenser water, provided Tenant shall have the right at any time after the date of this Lease to irrevocably reduce the number of tons of condenser water to which Tenant is entitled pursuant to this Section
(which is 80 tons on the date hereof) by giving notice of such reduction to
Landlord, whereupon the number of tons to which Tenant shall be entitled pursuant to the first sentence of this Section shall be reduced as of the date
Landlord shall receive such notice to the lower number of tons specified in such notice. Tenant shall have no liability to pay the annual charge referred to above in respect of the number of tons of condenser water given up by Tenant in accordance with the preceding proviso. Such charge may be increased by Landlord on each anniversary of the Commencement Date so that it equals (a) the prior year's charge plus (b) the prior year's charge multiplied by the percentage increase, if any, in the Consumer Price Index in effect on such anniversary of the Commencement Date from that in effect on the immediately preceding anniversary of the Commencement Date (or the Commencement Date in the case of the one-year anniversary of the Commencement Date), provided, however, that in no event shall such annual charge, as increased, exceed Landlord's established rate for condenser water from time to time in effect. If Tenant fails to utilize any quantity of condenser water for one year or more, Landlord shall have the right upon notice to Tenant to irrevocably reduce the number of tons

                                       30

of condenser water to which Tenant is entitled hereunder by the number of such unutilized tons (unless Tenant notifies Landlord within ten days after Tenant's receipt of such notice from Landlord that it anticipates utilizing a portion or all of such unutilized tons of condenser water, in which case Landlord shall only have the right to reduce the number of tons of condenser water to which
Tenant is then entitled by such number as Tenant does not anticipate utilizing, provided, however, that Landlord shall have the right upon further notice to
Tenant to reduce the number of tons of condenser water to which Tenant is then entitled by any number of tons of condenser water that Tenant has reserved in its notice to Landlord if Tenant fails to utilize any such reserved tons prior to the expiration of the cooling season (i.e., May 1 to September 30) next following Tenant's receipt of the first notice from Landlord), in which case
Landlord shall only charge Tenant for such lower number of tons of condenser water. In addition to the foregoing charges there shall be a one-time "tap-in"
fee equal to $1,500 per ton of unit capacity, payable within fifteen (15) days after rendition of a bill therefor. Landlord shall not be liable to Tenant for any failure or defect in the supply or character of condenser water supplied to
Tenant by reason of any Requirement, act or omission of the public service company serving the Building or for any other reason not attributable to the negligence or willful misconduct of Landlord, its agents, contractors and employees.

         Section 11.8 Service Interruptions. Landlord reserves the right to suspend any service when necessary, by reason of Unavoidable Delays, accidents or emergencies, or for repairs, alterations or improvements which, in Landlord's reasonable judgment, are necessary or appropriate until such Unavoidable Delay, accident or emergency shall cease or such repairs, alterations or improvements are completed, and Landlord shall not be liable to Tenant for any interruption, curtailment or failure to supply services. Landlord shall use reasonable efforts to restore such service, remedy such situation and minimize any interference with Tenant's business, provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates, or to incur any other overtime costs or additional expenses whatsoever. The exercise of any such right or the occurrence of any such failure by Landlord shall not (a)
constitute an actual or constructive eviction, in whole or in part, (b) except as expressly provided in Section 11.9, entitle Tenant to any compensation, abatement or diminution of Rent, (c) relieve Tenant from any of its obligations under this Lease, or (d) impose any Liability upon Landlord by reason of inconvenience to Tenant, or interruption of Tenant's business, or otherwise.

         Section 11.9 Rent Abatement. Notwithstanding anything to the contrary contained in this Lease, if Tenant is unable to use 25% or more of the 23rd
Floor Premises or the 24th Floor Premises for the ordinary conduct of Tenant's business due solely to (a) an interruption of an Essential Service (as hereinafter defined) resulting from Landlord's performance of an improvement to the Building or the negligence or willful misconduct of Landlord or (b)
Landlord's breach of an obligation under this Lease to perform repairs or replacements which results in Landlord's failure to provide an Essential
Service, in each case other than as a result of Unavoidable Delays, casualty or condemnation, and such condition continues for a

                                       31

period in excess of 10 consecutive Business Days after (i) Tenant furnishes a notice to Landlord (the "Abatement Notice") stating that Tenant's inability to use such portion of the 23rd Floor Premises or the 24th Floor Premises is solely due to such condition, (ii) Tenant does not actually use or occupy such portion of the 23rd Floor Premises or the 24th Floor Premises during such period for the ordinary conduct of its business and (iii) such condition has not resulted from the negligence or misconduct of any Tenant Party, then Fixed Rent, Tenant's Tax
Payment and Tenant's Operating Payment for such affected and unused portion of the 23rd Floor Premises or the 24th Floor Premises, as the case may be, shall be abated on a per diem basis for the period commencing on the 11th Business Day after Tenant delivers the Abatement Notice to Landlord and ending on the earlier of (x) the date Tenant reoccupies the applicable portion of the 23rd Floor
Premises or the 24th Floor Premises, as the case may be, and (y) the date on which such condition is substantially remedied. "Essential Service" shall mean a service which Landlord is obligated under this Lease to provide to Tenant which if not provided shall (1) effectively deny access to the Premises, (2) threaten the health or safety of any occupants of the Premises or (3) prevent or materially and adversely restrict the usage of more than 25% of the 23rd Floor
Premises or the 24th Floor Premises, as the case may be, for the ordinary conduct of Tenant's business.

                                   ARTICLE 12

               INSURANCE: PROPERTY LOSS OR DAMAGE; REIMBURSEMENT

         Section 12.1 Tenant's Insurance. (a) Tenant, at its expense, shall obtain and keep in full force and effect during the Term and prior to having access to the Premises:

                  (i) a policy of commercial general liability insurance on an occurrence basis against claims for personal injury, death and/or property damage occurring in or about the Premises or the Building, under which Tenant is named as the insured and Landlord, Landlord's managing agent, any Lessors, any Mortgagees and any other parties whose names shall have been furnished by Landlord to Tenant from time to time are named as additional insureds, which insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of Landlord, Landlord's managing agent or any Lessors or Mortgagees named as additional insureds, and Tenant agrees to obtain contractual liability coverage to insure its indemnity obligations set forth in Article 32 hereof. The minimum limits of liability applying exclusively to the Premises shall be a combined single limit with respect to each occurrence and in the aggregate in an amount of not less than $10,000,000; provided, however, that Landlord shall retain the right to require Tenant to increase such coverage, from time to time, to that amount of insurance which in Landlord's reasonable judgment is then being customarily required by landlords for similar office space in first-class buildings in the City of New York. The deductible or self insured retention for such policy shall in no event exceed $10,000 per

                                       32

         occurrence at any time. If the aggregate limit applying to the Premises is reduced by the payment of a claim or establishment of a reserve equal to or greater than 50% of the annual aggregate, Tenant shall immediately arrange to have the aggregate limit restored by endorsement to the existing policy or the purchase of an additional insurance policy unless, in Landlord's reasonable judgment, Tenant maintains sufficient excess liability insurance (with a drop down endorsement) to satisfy the liability requirements of this Lease without the reinstatement of the aggregate limit;

                  (ii) insurance against loss or damage by fire, and such other risks and hazards as are insurable under then available standard forms of "all risk" property insurance policies with extended coverage, insuring Tenant's Property, and all Specialty Alterations for the full insurable value thereof or replacement cost value thereof, having a deductible amount, if any, as reasonably determined by Landlord;

                  (iii) during the performance of any Alteration, until
         completion thereof, Builder's risk insurance on an "all risk" basis and on a completed value form including a Permission to Complete and Occupy endorsement, for full replacement value covering the interest of
         Landlord and Tenant (and their respective contractors and
         subcontractors), any Mortgagee and any Lessor in all work incorporated in the Building and all materials and equipment in or about the
         Premises;

                  (iv) Workers' Compensation Insurance, as required by law;

                  (v) Business Interruption Insurance; and

                  (vi) such other insurance in such amounts as Landlord, any
         Mortgagee and/or any Lessor may reasonably require from time to time.

             (b) All insurance required to be carried by Tenant pursuant to the terms of this Lease (i) shall contain a provision that (A) no act or omission of
Tenant other than intentional acts shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained, (B) the policy shall be noncancellable and/or no material change in coverage shall be made thereto unless Landlord, Lessors and Mortgagees shall have received 30 days' prior notice of the same, by certified mail, return receipt requested, and (C) Tenant shall be solely responsible for the payment of all premiums under such policies and Landlord, Lessors and Mortgagees shall have no obligation for the payment thereof, and (ii) shall be effected under valid and enforceable policies issued by reputable and independent insurers permitted to do business in the State of
New York and rated in Best's Insurance Guide, or any successor thereto (or if there be none, an organization having a national reputation) as having a Best's
Rating of "A-" and a "Financial Size Category" of at least "X" or, if such ratings are not then in effect, the equivalent thereof or such other financial rating as Landlord may at any time consider appropriate.

                                       33

             (c) On or prior to the Commencement Date, Tenant shall deliver to
Landlord appropriate policies of insurance, including evidence of waivers of subrogation required to be carried by each party pursuant to this Article 12.
Evidence of each renewal or replacement of a policy shall be delivered by Tenant to Landlord at least 10 days prior to the expiration of such policy. In lieu of the policies of insurance required to be delivered to Landlord pursuant to this
Article (the "Policies"), Tenant may deliver to Landlord a certification from
Tenant's insurance company (on the form currently designated "Acord 27", or the equivalent, rather than on the form currently designated "Acord 25-S", or the equivalent) which shall be binding on Tenant's insurance company, and which shall expressly provide that such certification (i) conveys to Landlord and any other named insured and/or additional insureds there under (the "Insured
Parties") all the rights and privileges afforded under the applicable Policies as primary insurance, and (ii) contains an unconditional obligation of the insurance company to advise all Insured Parties in writing by certified mail, return receipt requested, at least 30 days in advance of any termination or change to the applicable Policies that would affect the interest of any of the
Insured Parties.

         Section 12.2 Waiver of Subrogation. Landlord and Tenant shall each procure an appropriate clause in or endorsement to any property insurance covering the Premises, the Building and personal property, fixtures and equipment located therein, wherein the insurance companies shall waive subrogation or consent to a waiver of right of recovery, and Landlord and Tenant agree not to make any claim against, or seek to recover from, the other for any loss or damage to its property or the property of others resulting from fire and other hazards to the extent covered by such property insurance; provided, however, that the release, discharge, exoneration and covenant not to sue contained herein shall be limited by and coextensive with the terms and provisions of the waiver of subrogation or waiver of right of recovery. If the payment of an additional premium is required for the inclusion of, or consent to, a waiver of subrogation, each party shall advise the other, in writing, of the amount of any such additional premiums attributable to the other party's waiver and the other party may pay such additional premium. If such other party shall not elect to pay such additional premium, then the first party shall not be required to obtain such waiver of subrogation or consent to waiver. Tenant acknowledges that Landlord shall not carry insurance on, and shall not be responsible for, (a) damage to any Specialty Alterations, (b) Tenant's Property, and (c) any loss suffered by Tenant due to interruption of Tenant's business.

                                   ARTICLE 13

                       DESTRUCTION - FIRE OR OTHER CAUSE

         Section 13.1 Restoration. If the Premises are damaged by fire or other casualty, or if the Building is damaged such that Tenant is deprived of reasonable access to the Premises, Tenant shall give prompt notice to Landlord, and the damage shall be repaired by Landlord,

                                       34

at its expense, to substantially the condition of the Premises prior to the damage, subject to the provisions of any Mortgage or Superior Lease, but
Landlord shall have no obligation to repair or restore (a) Tenant's Property or
(b) any Specialty Alterations. Until such time as the restoration of the
Premises is Substantially Completed or would have been Substantially Completed but for Tenant Delay, Fixed Rent, Tenant's Tax Payment and Tenant's Operating
Payment shall be reduced in the proportion by which the area of the part of the
Premises (excluding any portion thereof used principally for storage) which is not usable (or accessible) and is not used by Tenant bears to the total area of the Premises (excluding any such portion).

         Section 13.2 Landlord's Termination Right. Notwithstanding anything to the contrary contained in Section 13.1, if the Premises are totally damaged or are rendered wholly untenantable, or if the Building is so damaged that in
Landlord's opinion, substantial alteration, demolition, or reconstruction of the
Building is required (whether or not the Premises are so damaged or rendered untenantable), then in either of such events, Landlord may, not later than 60 days following the date of the damage, give Tenant a notice terminating this
Lease, provided that if the Premises are not damaged, Landlord may not terminate this Lease unless Landlord similarly terminates the leases of other office tenants in the Building aggregating at least 50% of the portion of the Building occupied for office purposes immediately prior to such damage. If this Lease is so terminated, (i) the Term shall expire upon the date set forth in Landlord's notice, which shall not be less than 30 days after such notice is given, and
Tenant shall vacate the Premises and surrender the same to Landlord no later than the date set forth in the notice, (ii) Tenant's liability for Rent shall cease as of the date of the damage, and (iii) any prepaid Rent for any period after the date of the damage shall be refunded by Landlord to Tenant.

         Section 13.3 Tenant's Termination Right. If the Premises are totally damaged and are thereby rendered wholly untenantable, or if the Building shall be so damaged that Tenant is deprived of reasonable access to the Premises, and if Landlord elects to restore the Premises, Landlord shall, within 60 days following the date of the damage, cause a contractor or architect selected by
Landlord to give notice (the "Restoration Notice") to Tenant of the date by which such contractor or architect estimates the restoration of the Premises shall be Substantially Completed. If such date, as set forth the Restoration
Notice, is more than 15 months from the date of such damage, then Tenant shall have the right to terminate this Lease by giving notice (the "Termination
Notice") to Landlord not later than 30 days following Tenant's receipt of the
Restoration Notice. If Tenant delivers to Landlord a Termination Notice, this
Lease shall be deemed to have terminated as of the date of the giving of the
Termination Notice, in the manner set forth in the second sentence of Section
13.2.

         Section 13.4 Final 18 Months. Notwithstanding anything set forth to the contrary in this Article 13, in the event that any damage rendering the Premises wholly untenantable occurs during the final 18 months of the Term, either
Landlord or Tenant may terminate this

                                       35

Lease by notice to the other party within 30 days after the occurrence of such damage and this Lease shall expire on the 30th day after the date of such notice. For purposes of this Section 13.4, the Premises shall be deemed wholly untenantable if due to such damage, Tenant shall be precluded from using more than 50% of the Premises for the conduct of its business and Tenant's inability to so use the Premises is reasonably expected to continue until at least the earlier of the (a) Expiration Date and (b) the 90th day after the date when such damage occurs.

         Section 13.5 Waiver of Real Property Law 227. This Article 13
constitutes an express agreement governing any case of damage or destruction of the Premises or the Building by fire or other casualty, and Section 227 of the
Real Property Law of the State of New York, which provides for such contingency in the absence of an express agreement, and any other law of like nature and purpose now or hereafter in force, shall have no application in any such case.

         Section 13.6 Landlord's Liability. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor any of the Indemnitees shall be liable for any damage to such property, or for the loss of or damage to any property of Tenant by theft or otherwise. None of the Indemnitees shall be liable for any injury or damage to persons or property or interruption of Tenant's business resulting from fire or other casualty, any damage caused by other tenants or persons in the Building or by construction of any private, public or quasi-public work, or any latent defect in the Premises or in the Building (except that Landlord shall be required to repair the same to the extent provided in Article 7). No penalty shall accrue for delays which may arise by reason of adjustment of fire insurance on the part of Landlord or
Tenant, or Unavoidable Delays, in connection with any repair or restoration of any portion of the Premises or of the Building. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the performance of any such repair or restoration, provided, however, that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever. Nothing in this Section 13.6 shall affect any right of Landlord to be indemnified by Tenant under Article 32 for payments made to compensate for losses of third parties.

         Section 13.7 Windows. If at any time any windows of the Premises are temporarily closed, darkened or covered over by reason of repairs, maintenance, alterations or improvements to the Building, or any of such windows are permanently closed, darkened or covered over due to any Requirement, Landlord shall not be liable for any damage Tenant may sustain and Tenant shall not be entitled to any compensation or abatement of any Rent, nor shall the same release Tenant from its obligations hereunder or constitute an actual or constructive eviction.

                                       36

                                   ARTICLE 14

                                 EMINENT DOMAIN

         Section 14.1 (a) Total Taking. If all or substantially all of the
Premises, the Building or the Real Property shall be acquired or condemned for any public or quasi-public purpose, this Lease shall terminate and the Term shall end as of the date of the vesting of title, with the same effect as if such date were the Expiration Date, and Rent shall be prorated and adjusted as of such date.

             (b) Partial Taking. If only a part of the Premises, the Building or the Real Property shall be acquired or condemned, this Lease and the Term shall continue in full force and effect, provided that from and after the date of the vesting of title, the Fixed Rent, Tenant's Tax Payment, Tenant's Operating
Payment and Tenant's Proportionate Share shall be modified to reflect the reduction of the Premises and/or the Building as a result of such acquisition or condemnation.

             (c) Landlord's Termination Right. Whether or not the Premises are
affected, Landlord may give to Tenant, within 60 days following the date upon which Landlord receives notice that all or a portion of the Building or the Real
Property has been acquired or condemned, a notice of termination of this Lease, provided that Landlord elects to terminate leases (including this Lease)
affecting at least 50% of the portion of the Building occupied for office purposes immediately prior to such acquisition or condemnation (excluding any rentable area leased by Landlord or its Affiliates) located in the elevator bank servicing the Premises.

             (d) Tenant's Termination Right. If the part of the Building or the
Real Property so acquired or condemned contains a substantial part of the total area of the Premises immediately prior to such acquisition or condemnation, or if, by reason of such acquisition or condemnation, Tenant no longer has reasonable means of access to the Premises, Tenant may terminate this Lease by notice to Landlord given within 60 days following the date upon which Tenant received notice of such acquisition or condemnation. If Tenant so notifies
Landlord, this Lease shall terminate and the Term shall end and expire upon the date set forth in the notice, which date shall not be more than 30 days following the giving of such notice. If a part of the Premises shall be so acquired or condemned and this Lease and the Term shall not be terminated in accordance with this Section 14.1 Landlord, at Landlord's expense, but without requiring Landlord to spend more than it collects as an award, shall, subject to the provisions of any Mortgage or Superior Lease, restore that part of the
Premises not so acquired or condemned to a self-contained rental unit substantially equivalent (with respect to character, quality, appearance and services) to that which existed immediately prior to such acquisition or condemnation, excluding Tenant's Property and/or Specialty Alterations.

                                       37

             (e) Apportionment of Rent. Upon any termination of this Lease pursuant to the provisions of this Article 14, Fixed Rent and payments for Taxes and Operating Expenses shall be apportioned as of, and shall be paid or refunded up to and including, the date of such termination.

             (f) Applicability. The provisions of Sections 14.1 and 14.2 shall not apply to any acquisition or condemnation of all or any part of the Premises for a period of 18 months or less.

         Section 14.2 Awards. Upon any acquisition or condemnation of all or any part of the Real Property, Landlord shall receive the entire award for any such acquisition or condemnation, and Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term,
Tenant's Alterations or improvements; and Tenant hereby assigns to Landlord all of its right in and to such award. Nothing contained in this Article 14 shall be deemed to prevent Tenant from making a separate claim in any condemnation proceedings for the then value of any Tenant's Property or Specialty Alteration included in such taking and for any moving expenses, provided any such award is in addition to, and does not result in a reduction of, the award made to
Landlord.

         Section 14.3 Temporary Taking. Notwithstanding the provisions of
Section 14.1, if all or any part of the Premises is acquired or condemned temporarily for a period of 18 months or less during the Term for any public or quasi-public use or purpose, Tenant shall give prompt notice to Landlord and the
Term shall not be reduced or affected in any way and Tenant shall continue to pay all Rent payable by Tenant without reduction or abatement and to perform all of its other obligations under this Lease, except to the extent prevented from doing so by the condemning authority, and Tenant shall be entitled to receive any award or payment from the condemning authority for such use, which award shall be received, held and applied by Tenant as a trust fund for payment of the
Rent falling due, provided that if the acquisition or condemnation is for a period extending beyond the Term, such award shall be apportioned between
Landlord and Tenant and Landlord shall receive the portion of such award relating to the period after the Term. If the acquisition or condemnation of all or any part of the Premises is for a period of more than 18 months, the provisions of Sections 14.1 and 14.2 shall apply.

                                   ARTICLE 15

                           ASSIGNMENT AND SUBLETTING

         Section 15.1 (a) No Assignment or Subletting. Except as expressly set forth herein, Tenant shall not assign, mortgage, pledge, encumber, or otherwise transfer this Lease, whether by operation of law or otherwise, and shall not sublet (or underlet), or permit, or suffer the Premises or any part thereof to be used or occupied by others (whether for desk

                                       38

space, mailing privileges or otherwise), without Landlord's prior consent in each instance. Any assignment, sublease, mortgage, pledge, encumbrance or transfer in contravention of the provisions of this Article 15 shall be void.

             (b) Collection of Rent. If, without Landlord's consent, this Lease is assigned, or any part of the Premises is sublet or occupied by anyone other than Tenant or this Lease or the Premises or any of Tenant's Property is encumbered (by operation of law or otherwise), Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the
Rent herein reserved. No such collection of rent shall be deemed to be (i) a waiver of the provisions of this Article 15, (ii) an acceptance of the assignee, subtenant or occupant as tenant, or (iii) a release of Tenant from the performance of Tenant's covenants hereunder. Tenant shall remain fully liable for the obligations under this Lease.

             (c) Further Assignment/Subletting. Landlord's consent to any assignment or subletting shall not relieve Tenant from the obligation to obtain
Landlord's express consent to any further assignment or subletting. In no event shall any permitted subtenant assign or encumber its sublease or further sublet any portion of its sublet space, or otherwise suffer or permit any portion of the sublet space to be used or occupied by others without Landlord's consent, which consent, with respect to one further subletting by the subtenant, shall be granted or withheld by Landlord in accordance with the requirements of this
Article.

         Section 15.2 Tenant's Notice. (a) If Tenant desires to assign this
Lease or sublet all or any portion of the Premises, Tenant shall give notice thereof to Landlord, which shall be accompanied by (i) with respect to an assignment of this Lease, the date Tenant desires the assignment to be effective, and (ii) with respect to a sublet of all or a part of the Premises,
(A) the material business terms on which Tenant would sublet such premises, and
(B) a description of the portion of the Premises to be sublet. Such notice shall be deemed an irrevocable offer from Tenant to Landlord whereby Landlord (or
Landlord's designee) shall be granted the right, at Landlord's option, (1) to terminate this Lease with respect to such space as Tenant proposes to sublease, provided the term of the proposed sublease expires less than 18 months before the Expiration Date, upon the terms and conditions hereinafter set forth, or (2)
if the proposed transaction is an assignment of this Lease or a subletting of
75% or more of the rentable square footage of the Premises expiring less than 18 months before the Expiration Date, to terminate this Lease with respect to the entire Premises. Such option may be exercised by notice from Landlord to Tenant within 45 days after Landlord's receipt of Tenant's notice.

             (b) Notwithstanding any provision contained in this Article 15 to the contrary, Tenant named herein shall have the right to sublet one or more portions of the 24th Floor Premises prior to Tenant's initial occupancy thereof for the conduct of its business, in each case, without any obligation to comply with the provisions of Section 15.2(a). Such subleases by Tenant shall not be subject to Landlord's right to terminate this Lease or Landlord's right to sublease such space from Tenant pursuant to Sections 15.2 and

                                       39

15.4 hereof, as the case may be, or the provisions of Section 15.8 for the first
3 years of the term of any such sublease but shall be subject to Landlord's consent under Section 15.5 and the other provisions of this Article.

         Section 15.3 Landlord's Termination. If Landlord exercises its option to terminate all or a portion of this Lease pursuant to Section 15.2: (a) this
Lease shall end and expire with respect to all or a portion of the Premises, as the case may be, on the date that such assignment or sublease was to commence or, in the absence of such date, a date designated by Landlord, (b) Fixed Rent and Tenant's payments for Taxes and Operating Expenses shall be apportioned, paid or refunded as of such date, (c) Tenant, upon Landlord's request, shall enter into an amendment of this Lease ratifying and confirming such total or partial termination, and setting forth any appropriate modifications to the terms and provisions hereof, (d) Landlord shall be free to lease the Premises
(or any part thereof) to Tenant's prospective assignee or subtenant and (e) if this Lease shall end with respect to a portion of the Premises, Tenant shall, at
Tenant's sole cost and expense, separately demise such portion of the Premises, and make available all utility services so as to make such portion of the
Premises a self- contained rental unit satisfactory in all respects to Landlord and in compliance with all Requirements.

         Section 15.4 (a) Landlord's Leaseback. If Landlord receives a notice from Tenant as described in Section 15.2, Landlord or its designee may, at its option, in lieu of exercising the option to terminate described in Section 15.2, sublease from Tenant the space described in Tenant's notice (or, if the space described in Tenant's notice constitutes 75 percent or more of the rentable square footage contained in the Premises, Landlord may sublease from Tenant the entire Premises) (such space being hereafter referred to as the "Leaseback
Space"). If Landlord exercises its option to sublet the Leaseback Space, such sublease to Landlord or its designee (as subtenant) shall be at a rental rate equal to the product of the lesser of (A) the rent per rentable square foot
(including Fixed Rent and Additional Rent) then payable pursuant to this Lease, and (B) the rent per rentable square foot set forth in the proposed sublease, multiplied by the rentable square foot area of the Leaseback Space; shall be for the same term as that of the proposed subletting; and shall:

                  (i) be expressly subject to all of the covenants, terms and conditions of this Lease except such as are irrelevant or inapplicable, and except as expressly set forth in this Article 15 to the contrary;

                  (ii) give the subtenant the unqualified and unrestricted
         right, without Tenant's consent, to assign such sublease or any interest therein and/or to sublet all or any portion of the space covered by such sublease and to make alterations and improvements in the space covered by such sublease, and if the proposed sublease will result in all or substantially all of the Premises being sublet, grant
         Landlord or its designee the option to extend the term of such sublease for the balance of the Term of this Lease less one day;

                                       40

                  (iii) provide that any assignee or further subtenant of
         Landlord or its designee, may, at Landlord's option, be permitted to make alterations and decorations in such space and that any or all of such alterations, decorations and installations may be removed by such assignee or subtenant, at its option, prior to or upon the expiration or other termination of such sublease, provided that such assignee or subtenant shall, at its expense, repair any damage caused by such removal; and

                  (iv) provide that (A) the parties to such sublease expressly negate any intention that the sublease estate be merged with any other estate held by either of such parties, (B) any assignment or sublease by Landlord or its designee (as the subtenant) may be for any purpose or purposes that Landlord, in its sole discretion, shall deem appropriate, (C) Tenant shall, at its sole cost and expense, at all times provide and permit reasonably appropriate means of ingress to and egress from such space so sublet by Tenant to Landlord or its designee,
         (D) Landlord may, at Tenant's expense, make such alterations as may be required or deemed necessary by Landlord to physically separate the
         Leaseback Space from the balance of the Premises and to comply with any
         Requirements or insurance requirements relating to such separation, and
         (E) at the expiration of the term of such sublease, Tenant will accept the Leaseback Space in its then existing condition, subject to the obligations of the subtenant to make such repairs as may be necessary to preserve such premises in good order and condition.

             (b) Obligations Re: Leaseback Space. If Landlord exercises its option to sublet the Leaseback Space:

                  (i) Performance by Landlord, or its designee, under a sublease of the Leaseback Space shall be deemed performance by Tenant of any similar obligation under this Lease and Tenant shall not be liable for any default under this Lease or deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of the subtenant pursuant such sublease; or

                  (ii) Tenant shall have no obligation, at the expiration or earlier termination of the Term, to remove any alteration, installation or improvement made in the Leaseback Space by Landlord (or Landlord's designee); and

                  (iii) Any consent required of Tenant, as Landlord under the sublease, shall be deemed granted if consent with respect thereto is granted by Landlord under this Lease, and any failure of Landlord (or its designee) to comply with the provisions of the sublease other than with respect to the payment of Rent shall not constitute a default thereunder or hereunder if Landlord shall have consented to such non-compliance.

                                       41

Section 15.5 Conditions to Assignment/Subletting. (a) If Landlord does not exercise any of Landlord's options provided under Sections 15.2 and 15.4, and provided that no Event of Default then exists, Landlord's consent to the proposed assignment or subletting shall not be unreasonably withheld or delayed.
Such consent shall be granted or denied, as the case may be, within 25 days after Landlord's receipt of the following (and such consent shall be deemed granted if Landlord fails to respond to a request for consent containing the required information and such failure to respond continues for more than 5
Business Days after receipt of a second notice to Landlord, which second notice may not be given prior to the 25th day after delivery by Tenant to Landlord of the initial notice requesting consent; any denial to be accompanied by a statement setting forth in reasonable detail the reasons for such denial) (i) a true and complete statement reasonably detailing the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the
Premises, (ii) current financial information with respect to the proposed assignee or subtenant, including its most recent financial statements, and (iii)
any other information Landlord may reasonably request, provided that:

                  (A) in Landlord's reasonable judgment, the proposed assignee or subtenant is engaged in a business or activity, and the Premises will be used in a manner, which (1) is in keeping with the then standards of the Building, (2) limits the use of the Premises to general and executive offices, and (3) does not violate any restrictions set forth in this Lease, any Mortgage or Superior Lease or any negative covenant as to use of the Premises required by any other lease in the Building;

                  (B) the proposed assignee or subtenant is a reputable Person or entity of good character with sufficient financial means to perform all of its obligations under this Lease or the sublease, as the case may be, and Landlord has been furnished with reasonable proof thereof, and Landlord or any Affiliate of Landlord is not litigating against or has been threatened with litigation by such proposed assignee of subtenant or its Affiliates within the prior 12 months;

                  (C) if Landlord has, or reasonably expects to have within six months thereafter, comparable space available in the Building, neither the proposed assignee or subtenant nor any Affiliate of the proposed assignee or subtenant is then an occupant of the Building;

                  (D) the proposed assignee or subtenant is not a Person or
         entity (or Affiliate of a Person or entity) with whom Landlord or
         Landlord's Agent is then, or has been within the prior six months, negotiating in connection with the rental of comparable space available in the Building;

                  (E) there shall be not more than 2 occupants of the 23rd Floor
         Premises and not more than 2 occupants of the 24th Floor Premises;

                                       42

                  (F) the aggregate consideration to be paid by the proposed subtenant under the terms of the proposed sublease shall not be less than 80% of the aggregate fixed rent and additional rent at which
         Landlord is then leasing other space in the Building (the "Market
         Rent"). determined as though the Premises were vacant and in their then
         "as is" condition. and taking into account (x) the length of the term of the proposed sublease, and (y) the location of the Premises in the
         Building;

                  (G) Tenant shall, upon demand, reimburse Landlord for all
         expenses incurred by Landlord in connection with such assignment or sublease, including any investigations as to the acceptability of the proposed assignee or subtenant, reviewing any plans and specifications for Alterations proposed to be made in connection therewith, and all legal costs reasonably incurred in connection with the granting of any requested consent;

                  (H) Tenant has not and shall not (A) publicize the
         availability of the Premises, or (B) list the Premises to be sublet or assigned with a broker, agent or other entity or otherwise offer the
         Premises, in both cases, for subletting at a rental rate of less than the Market Rent;

                  (I) if the proposed subtenant or assignee is an entity
         organized under the laws of any jurisdiction other than the United
         States or any state thereof, or is not a United States citizen, if an individual, such Person shall waive any immunity to which it may entitled, and shall be subject to the service of process in, and the jurisdiction of the courts of, the City and State of New York; and

                  (J) in Landlord's reasonable judgment, the proposed assignee or subtenant shall not be of a type or character, or engaged in a business or activity, or owned or controlled by or identified with any entity, which may result in protests or civil disorders or commotions at, or other disruptions of the normal business activities in, the
         Building.

             (b) With respect to each and every subletting and/or assignment authorized by Landlord under the provisions of this Lease, it is further agreed that:

                  (i) the form of the proposed assignment or sublease shall be reasonably satisfactory to Landlord and shall comply with the provisions of this Article;

                  (ii) no sublease shall be for a term ending later than one day prior to the Expiration Date of this Lease;

                  (iii) no sublease shall be delivered to any subtenant, and no subtenant shall take possession of any part of the Premises, until an executed counterpart of such

                                       43

sublease has been delivered to Landlord and approved by Landlord as provided in
Section 15.5(a);

                  (iv) if an Event of Default shall occur at any time prior to the effective date of such assignment or subletting, then, until such
         Event of Default is no longer continuing, Landlord's consent thereto, if previously granted, shall be immediately deemed revoked without further notice to Tenant, and if such assignment or subletting would have been permitted without Landlord's consent pursuant to Section
         15.9, such permission shall be void and without force and effect, and in either such case, any such assignment or subletting shall constitute a further Event of Default hereunder; and

                  (v) each sublease shall be subject and subordinate to this
         Lease and to the matters to which this Lease is or shall be subordinate, it being the intention of Landlord and Tenant that Tenant shall assume and be liable to Landlord for any and all acts and omissions of all subtenants and anyone claiming under or through any subtenants which, if performed or omitted by Tenant, would be a default under this Lease; and Tenant and each subtenant shall be deemed to have agreed that upon the occurrence and during the continuation of an Event of Default hereunder, Tenant has hereby assigned to Landlord, and
         Landlord may, at its option, accept such assignment of, all right, title and interest of Tenant as sublandlord under such sublease, together with all modifications, extensions and renewals thereof then in effect, and such subtenant shall, at Landlord's option and upon notice from Landlord, attorn to Landlord pursuant to the then executory provisions of this Lease other than the monetary terms of this Lease, which monetary terms shall be governed by the terms of such sublease, except that Landlord shall not be (A) liable for any previous act or omission of Tenant under such sublease, (B) subject to any counterclaim, offset or defense, which theretofore accrued to such subtenant against Tenant, (C) bound by any previous modification of such sublease not consented to by Landlord, or by any prepayment of more than one month's rent and additional rent under such sublease, (D)
         bound to return such subtenant's security deposit, if any, except to the extent that Landlord shall receive actual possession of such deposit and such subtenant shall be entitled to the return of all or any portion of such deposit under the terms of its sublease, or (E)
         obligated to make any payment to or on behalf of such subtenant, or to perform any work in the subleased space or the Building, or in any way to prepare the subleased space for occupancy, beyond Landlord's obligations under this Lease. The provisions of this Section 15.5(b)(v)
         shall be self-operative, and no further instrument shall be required to give effect to this provision, provided that the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such subordination and attornment.

         Section 15.6 Binding on Tenant; Indemnification of Landlord.
Notwithstanding any assignment or subletting or any acceptance of Rent by
Landlord from any assignee or

                                       44

subtenant, Tenant shall remain fully liable for the payment of all Rent due and for the performance of all other terms, covenants and conditions contained in this Lease on Tenant's part to be observed and performed, and any default under any term, covenant or condition of this Lease by any subtenant or assignee or anyone claiming under or through any subtenant or assignee shall be deemed to be a default under this Lease by Tenant. Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any and all Losses (as defined in
Section 32.1(b)) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or anyone claiming under or through any subtenant or by any brokers or other Persons claiming a commission or similar compensation in connection with the proposed assignment or sublease, irrespective of whether Landlord shall give or decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise any of its options under this Article 15.

         Section 15.7 Tenant's Failure to Complete. If Landlord consents to a proposed assignment or sublease and Tenant fails to execute and deliver to
Landlord such assignment or sublease within 90 days after the giving of such consent or the economic terms of such sublease in the aggregate are less than
95% of the value of the economic terms proposed to Landlord pursuant to Section
15.2, then Tenant shall again comply with all of the provisions and conditions of Sections 15.2, 15.4 and 15.5 hereof before assigning this Lease or subletting all or part of the Premises.

         Section 15.8 Profits. If Tenant shall enter into any assignment or sublease permitted hereunder or consented to by Landlord, Tenant shall, within
60 days of Landlord's consent to such assignment or sublease, deliver to
Landlord a complete list of Tenant's reasonable third-party brokerage fees, legal fees and architectural fees, work allowances or costs of improvements performed by Tenant in connection with such assignment or sublease and reasonable rent concessions ("Tenant's Expenses") paid or to be paid in connection with such transaction, together with a list of all of Tenant's
Property to be transferred to such assignee or sublessee. Tenant shall deliver to Landlord evidence of the payment of such fees promptly after the same are paid. In consideration of such assignment or subletting, Tenant shall pay to
Landlord:

             (a) In the case of an assignment, on the effective date of the assignment, an amount equal to 50% of all sums and other consideration paid to
Tenant by the assignee for or by reason of such assignment (including sums paid for the sale or rental of Tenant's Property, less, in the case of a sale thereof, the then fair market value thereof, as reasonably determined by
Landlord) after first deducting Tenant's Expenses in connection with such transaction; or

             (b) In the case of a sublease, 50% of any consideration payable under the sublease to Tenant by the subtenant which exceeds on a per square foot basis the Fixed Rent and Additional Rent accruing during the term of the sublease in respect of the subleased space (together with any sums paid for the sale or rental of Tenant's Property, less, in the

                                       45

case of the sale thereof, the then fair market value thereof, as reasonably determined by Landlord) after first deducting therefrom Tenant's Expenses in connection with such transaction (e.g., if (x) Tenant's Fixed Rent under this
Lease is $100 per annum for the area subleased, (y) Tenant is receiving as fixed rent $110 per annum under the sublease in question and (z) Tenant has incurred
Tenant Expenses of $30 in connection with the sublease, then Tenant would not owe Landlord any portion of its profit for the first 3 years of the sublease until Tenant had recouped the $30), and if such sublease is less than the entire
Premises, the actual cost incurred by Tenant in separately demising the subleased space. The sums payable under this clause shall be paid by Tenant to
Landlord as and when paid by the subtenant to Tenant.

         Section 15.9 (a) Transfers. If Tenant is a corporation, the transfer by one or more transfers, directly or indirectly, by operation of law or otherwise, of a majority of the stock of Tenant shall be deemed a voluntary assignment of this Lease; provided, however, that the provisions of this Article 15 shall not apply to the transfer of shares of stock of Tenant if and so long as Tenant is publicly traded on a nationally recognized stock exchange. For purposes of this
Section 15.9 the term "transfers" shall be deemed to include the issuance of new stock or of treasury stock which results in a majority of the stock of Tenant being held by a Person or Persons that do not hold a majority of the stock of
Tenant on the date hereof. If Tenant is a partnership, the transfer by one or more transfers, directly or indirectly, by operation of law or otherwise, of a majority interest in the partnership or otherwise in violation of the provision of Section 29.2 shall be deemed a voluntary assignment of this Lease. If Tenant is a limited liability company, trust, or any other legal entity (including a corporation or a partnership), the transfer by one or more transfers, directly or indirectly, of Control of such entity, however characterized, shall be deemed a voluntary assignment of this Lease. The provisions of Section 15.1 shall not apply to transactions with an entity into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred so long as (i) such transfer was made for a legitimate independent business purpose and not for the purpose of transferring this Lease, (ii) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the net worth of the original Tenant on the date of this Lease, and (iii) proof satisfactory to Landlord of such net worth is delivered to Landlord at least 10 days after the effective date of any such transaction. Tenant may also, upon prior notice to and without the consent of
Landlord, permit any Person which Controls, is Controlled by, or is under common
Control with the original Tenant named herein (a "Related Entity") to sublet all or part of the Premises for any Permitted Use for so long as such Person remains a Related Entity, provided the Related Entity is in Landlord's reasonable judgment of a character and engaged in a business which is in keeping with the standards for the Building and the occupancy thereof. Such sublease shall not be deemed to vest in any such Related Entity any right or interest in this Lease or the Premises nor shall it relieve, release, impair or discharge any of Tenant's obligations hereunder. The provisions of Sections 15.1, 15.2, 15.5(a) and 15.8 shall not apply to any such sublease.

                                       46

             (b) Applicability. The limitations set forth in this Section 15.9 shall apply to subtenant(s), assignee(s) and guarantor(s) of this Lease, if any, and any transfer by any such entity in violation of this Section 15.9 shall be a transfer in violation of Section 15.1.

             (c) Modifications, Takeover Agreements. Any modification, amendment or extension of a sublease and/or any other agreement by which a landlord (or its affiliate) of a building other than the Building agrees to assume or perform the obligations of Tenant under this Lease shall be deemed a sublease for the purposes of Section 15.1, hereof.

         Section 15.10 Assumption of Obligations. Any assignment or transfer, whether made with Landlord's consent or without Landlord's consent, if and to the extent permitted hereunder, shall not be effective unless and until the assignee executes, acknowledges and delivers to Landlord (a) an agreement in form and substance satisfactory to Landlord whereby the assignee (i) assumes
Tenant's obligations under this Lease and (ii) agrees that. notwithstanding such assignment or transfer, the provisions of Section 15.1 hereof shall be binding upon it in respect of all future assignments and transfers and (b) certificates or policies of insurance as required under Article 12.

         Section 15.11 Tenant's Liability. The joint and several liability of
Tenant and any successors-in-interest of Tenant and the due performance of
Tenant's obligations under this Lease shall not be discharged, released or impaired by any agreement or stipulation made by Landlord, or any grantee or assignee of Landlord, extending the time, or modifying any of the terms and provisions of this Lease, or by any waiver or failure of Landlord, or any grantee or assignee of Landlord, to enforce any of the terms and provisions of this Lease.

         Section 15.12 Listings in Building Directory. The listing of any name other than that of Tenant on the doors of the Premises, the Building directory or elsewhere shall not vest any right or interest in this Lease or in the
Premises, nor be deemed to constitute Landlord's consent to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others. Any such listing shall constitute a privilege revocable in Landlord's discretion by notice to Tenant.

         Section 15.13 Lease Disaffirmance or Rejection. If at any time after an assignment by Tenant named herein, this Lease is not affirmed or rejected in any proceeding of the types described in Sections 18.1(f) and (g) hereof or any similar proceeding, or upon a termination of this Lease due to any such proceeding, Tenant named herein, upon request of Landlord given within 30 days after such disaffirmance, rejection or termination (and actual notice thereof to
Landlord in the event of a disaffirmance or rejection or in the event of termination other than by act of Landlord), shall (a) pay to Landlord all Rent and other charges due and owing by the assignee to Landlord under this Lease to and including the date of such disaffirmance, rejection or termination, and (b)
as "tenant," enter into a new lease of the Premises with Landlord for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date, unless sooner terminated in

                                       47

accordance therewith, at the same Rent and upon the then executory terms, covenants and conditions contained in this Lease, except that (i) the rights of
Tenant named herein under the new lease shall be subject to the possessory rights of any Persons claiming through or under such assignee or by virtue of any statute or of any order of any court, (ii) such new lease shall require all defaults existing under this Lease to be cured by Tenant named herein with due diligence, and (iii) such new lease shall require Tenant named herein to pay all
Rent which, had this Lease not been so disaffirmed, rejected or terminated, would have become due under the provisions of this Lease after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. If Tenant named herein defaults in its obligations to enter into such new lease for a period of 10 days after Landlord's request, then, in addition to all other rights and remedies by reason of default, either at law or in equity,
Landlord shall have the same rights and remedies against Tenant named herein as if it had entered into such new lease and such new lease had thereafter been terminated as of the commencement date thereof by reason of Tenants default there under.

         Section 15.14 Permitted Users. (a) Tenant has advised Landlord that
Barrow Street Capital LLC ("Barrow") and one or more other Persons, who are clients of Tenant or with whom Tenant has a substantial continuing business relationship (each a "Permitted User") may from time to time be using space in the Premises. Notwithstanding anything to the contrary in this Article 15 each
Permitted User shall be allowed such use, without Landlord's consent, but upon prior notice to Landlord, upon the following conditions: (i) Landlord or Tishman
Speyer Properties L.P. or its successor shall not be litigating against such proposed Permitted User within the prior 12 months, (ii) the Permitted User shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to service of process in, and the jurisdiction of the court of, the State of New York, (iii) the total number of Permitted Users using desk space pursuant to this Section 15.14 shall not exceed 5 at any one time, (iv) the aggregate number of rentable square feet used by all Permitted
Users (which term shall exclude Barrow for the purposes of this clause as long as (x) Tenant retains at least the same ownership interest in Barrow as Tenant has on the date hereof and (y) all Permitted Users at no time occupy more than
7,000 rentable square feet) at anyone time shall not exceed 5,000 rentable square feet, and (v) Tenant shall receive no rent, payment or other consideration in connection with such occupancy in respect of such space other than nominal rent payments (in no event greater per rentable square foot than the Fixed Rent, Tenant's Operating Payment and Tenant's Tax Payment payable hereunder per rentable square foot) or other consideration for actual services rendered or provided by or for such occupant.

             (b) With respect to each and every Permitted User, the following shall apply: (i) each Permitted User shall have no privity of contract with
Landlord and therefore shall have no rights under this Lease, and Landlord shall have no liability or obligation to the Permitted User under this Lease for any reason whatsoever in connection with such use or occupancy, which use and occupancy shall be subject and subordinate to this Lease (including, without limitation, Article 10), (ii) each Permitted User shall use the Premises in

                                       48

conformity with all applicable provisions of this Lease, including Article 3, and (iii) Tenant shall be liable for the acts of such Permitted User in the
Premises.

                                   ARTICLE 16

                                  ELECTRICITY

         Section 16.1 Electricity. Landlord shall redistribute or furnish electricity to or for the use of Tenant in the Premises for the operation of
Tenant's electrical systems and equipment in the Premises, at a level sufficient to accommodate a demand load of six watts of electricity per useable square foot of office space in the Premises (exclusive of electricity required to operate the base-Building HVAC System). Subject to the last sentence of this Section,
Tenant shall pay to Landlord, on demand from time to time, but not more than monthly, for its consumption of electricity at the Premises, as Additional Rent for such service from and after the Commencement Date, a sum equal to 110% of the product obtained by multiplying (x) the Cost Per Kilowatt Hour, by (y) the actual number of kilowatt hours of electric current consumed by Tenant in such billing period. Landlord shall install a meter or meters, at Tenant's expense, to measure Tenant's consumption of electricity in the Premises, which meters shall be maintained by Landlord at Tenant's expense. Where more than one meter measures Tenant's consumption of electricity in the Premises, the electricity measured by each meter shall be computed and billed separately in accordance with the provisions set forth above. Bills for such amounts shall be rendered to
Tenant at such times as Landlord may elect. The rate to be paid by Tenant for sub metered electricity shall include any taxes or other charges in connection therewith. If any tax is imposed upon Landlord's receipts from the sale or resale of electricity to Tenant, Tenant shall reimburse Landlord for such tax, if and to the extent permitted by law. For any period during which such meter or meters are not installed or are not operational in the Premises, the monthly
Fixed Rent shall be increased by an amount equal to the product of (A) $.2083, subject to adjustment for any increases in electric rates or taxes, and (B) the number of rentable square feet in the Premises. If no such meter or meters are installed in the Premises on the Commencement Date, Landlord shall diligently proceed to install same.

         Section 16.2 Excess Electricity. Tenant shall at all times comply with the rules and regulations of the utility company supplying electricity to the
Building. Subject to Tenant's right to use the electric capacity set forth in
Section 16.1, Tenant shall not use any electrical equipment which, in Landlord's judgment, would exceed the capacity of the electrical equipment serving the
Premises or interfere with the electrical service to other tenants of the
Building. If Tenant provides Landlord with evidence reasonably satisfactory to
Landlord of Tenant's need for excess electricity at a level sufficient to accommodate a demand load of up to eight watts of electricity per useable square foot of office space in the Premises (exclusive of electricity required to operate the Base Building HVAC System), Landlord shall make such additional electric capacity available to Tenant. Any costs incurred by Landlord in

                                       49

connection therewith, including the cost of any additional risers, feeders or other electrical distribution equipment, shall be paid by Tenant within 10 days after the rendition of a bill therefor. If Tenant fails to utilize such excess electric capacity for one year or more, Landlord shall have the right at any time to reduce the electric capacity available to Tenant to the maximum electric capacity previously and ordinarily used by Tenant but in no event to less than the electric capacity set forth in the first sentence of Section 16.1. Tenant shall not make or perform, or permit the making or performance of, any
Alterations to wiring installations or other electrical facilities in or serving the Premises or make any additions to the office equipment or other appliances in the Premises which utilize electrical energy (other than ordinary small office equipment) without the prior consent of Landlord, in each instance, and in compliance with this Lease.

         Section 16.3 Service Disruption. Landlord shall not be liable in any way to Tenant for any failure, defect or interruption of, or change in the supply, character and/or quantity of electric service furnished to the Premises for any reason except if attributable to the gross negligence or willful misconduct of Landlord, nor shall there be any allowance to Tenant for a diminution of rental value other than as expressly provided in Section 11.9, nor shall the same constitute an actual or constructive eviction of Tenant, in whole or in part, or relieve Tenant from any of its Lease obligations, and no liability shall arise on the part of Landlord by reason of inconvenience, annoyance or injury to business whether electricity is provided by public or private utility or by any electricity generation system owned and operated by
Landlord. Landlord shall use reasonable efforts to minimize interference with
Tenant's use and occupancy of the Premises as a result of any such failure, defect or interruption of, or change in the supply, character and/or quantity of, electric service, provided that Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever.

         Section 16.4 Discontinuance of Service. Landlord reserves the right to discontinue furnishing electricity to Tenant in the Premises on not less than 30 days notice to Tenant, if Landlord discontinues furnishing electricity to tenants (including Tenant) leasing an aggregate of at least 50% of the rentable area of the Building, or is required to do so under applicable Requirements. If
Landlord exercises such right, or is compelled to discontinue furnishing electricity to Tenant, this Lease shall continue in full force and effect and shall be unaffected thereby, except that from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electricity to
Tenant hereunder. If Landlord so discontinues furnishing electricity, Tenant shall arrange to obtain electricity directly from any utility company or other electricity provider serving the Premises. Such electricity may be furnished to
Tenant by means of the existing electrical facilities serving the Premises, at no charge by Landlord, to the extent available, suitable and safe for such purposes. All other equipment which may be required to obtain electricity of substantially the same quantity, quality and character shall be installed by
Landlord at the sole cost and expense of (a) Landlord, if Landlord voluntarily discontinues such service, or (b) Tenant, if (i) Landlord is compelled to discontinue such service by the public utility or pursuant to applicable

                                       50

Requirements or (ii) if such discontinuance arises out of the acts of omissions of Tenant. Landlord shall not voluntarily discontinue furnishing electricity to
Tenant until Tenant is able to receive electricity directly from the utility company or other company servicing the Building, unless the utility company or other company is not prepared to furnish electricity to the Premises on the date required as a result of Tenant's delay or negligence in arranging for service or
Tenant's refusal to provide the utility company or other company with a deposit or other security requested by the utility company or other company or Tenant's refusal to take any other action requested by the utility company or other company.

                                   ARTICLE 17

                               ACCESS TO PREMISES

         Section 17.1 Landlord's Access. (a) Subject to the provisions of
Section 17.1(b), Tenant shall permit Landlord, Landlord's agents, utility companies and other service providers servicing the Building to erect, use and maintain ducts, pipes and conduits in and through the Premises provided such use does not cause the usable area of the Premises to be reduced beyond an immaterial amount. Landlord shall promptly repair any damage to the Premises or
Tenant's Property caused by any work performed pursuant to this Article. Any pipes, ducts, or conduits installed in or through the Premises pursuant to this
Section 17.1 shall either be concealed behind, beneath or within then existing partitioning, columns, ceilings or floors located in the Premises, or completely furred at points immediately adjacent to existing partitioning columns or ceilings located in the Premises.

             (b) Landlord, any Lessor or Mortgagee and any other party
designated by Landlord and their respective agents shall have the right to enter the Premises at all reasonable times, upon reasonable notice (which notice may be oral) except in the case of emergency, (i) to examine the Premises, (ii) to show the Premises to prospective purchasers, Mortgagees or Lessors of the
Building and their respective agents and representatives or others, and during the last 24 months of the Term to prospective lessees of premises in the
Building and (iii) to make such repairs, alterations or additions to the
Premises or the Building (A) as Landlord may deem necessary or appropriate, including the right to modify or change the facade of and the windows in the
Building and to install solar film on the windows, (B) which Landlord may elect to perform following Tenant's failure to perform, or (C) to comply with any
Requirements, and Landlord shall be allowed to take all material into the
Premises that may be required for the performance of such work without the same constituting an actual or constructive eviction of Tenant in whole or in part and without any abatement of Rent, except as expressly provided in Section 11.9.

             (c) All parts (except surfaces facing the interior of the Premises)
of all walls, windows and doors bounding the Premises, including exterior
Building walls, exterior core corridor walls, and doors and entrances (other than doors and entrances solely connecting

                                       51

areas within the Premises), all balconies, terraces ("Terraces") and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, risers, fan rooms, electrical and communication closets, stairways, mail chutes, conduits and other mechanical facilities, Building
Systems and Building facilities are not part of the Premises, and Landlord shall have the use thereof and access thereto through the Premises for the purposes of
Building operation, maintenance, alteration and repair.

             (d) If Tenant requests that Landlord landscape any Terrace,
Landlord shall determine whether to do so in Landlord's sole discretion. If
Landlord determines to do so, Landlord shall submit to Tenant drawings related thereto (including any alterations or additions to the Building required thereby) for its approval. If Tenant approves of such drawings, Landlord shall proceed to do all the work shown on such drawings (including such alterations and additions) (the "Terrace Work"). Tenant shall reimburse Landlord, within 15 days after demand therefor, for the cost of preparing such drawings, performing the Terrace Work (plus an administrative charge equal to 10% of such cost), and the cost to Landlord of maintaining the Terrace Work during the Term. Nothing contained herein shall be deemed to vest in Tenant any easement, license or privilege with respect to any use of the Terraces or grant Tenant any right to use or go upon the Terraces. Tenant shall reimburse Landlord for any damage caused to the Terraces or other parts of the Building as a result of the Terrace
Work and the maintenance thereof other than damage arising from the gross negligence or willful misconduct of Landlord.

         Section 17.2 Final 12 Months. If, during the last 12 months of the
Term, Tenant removes all or substantially all of Tenant's Property from the
Premises, Landlord may, upon prior notice (which notice may be oral) and at reasonable hours, renovate and/or redecorate the Premises, without abatement of any Rent or incurring any liability to Tenant. Such acts shall not be deemed an actual or constructive eviction and shall have no effect upon this Lease.

         Section 17.3 Alterations to Building. Landlord has the right at any time to (a) change the name, number or designation by which the Building is commonly known, or (b) alter the Building to change the arrangement or location of entrances or passageways, concourses, plazas, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building without any such acts constituting an actual or constructive eviction and without incurring any liability to Tenant, so long as such changes do not deny
Tenant access to the Premises and are in conformance with standards applicable to first-class renovated office building in midtown Manhattan. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the making of such changes or alterations, provided that
Landlord shall have no obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever.

                                       52

                                   ARTICLE 18
                                    DEFAULT

         Section 18.1 Tenant's Defaults. Each of the following events shall be an "Event of Default" hereunder:

             (a) Tenant fails to pay when due any installment of Fixed Rent or
Additional Rent and such default continues for five Business Days after notice of such default is given to Tenant, except that if Landlord shall have given two such notices of default in the payment of any Rent in any twelve month period,
Tenant shall not be entitled to any further notice of delinquency in the payment of any Rent or an extended period in which to make payment until such time as twelve consecutive months shall have elapsed without Tenant having failed to make any such payment when due, and the occurrence of any default in the payment of any Rent within such twelve month period after the giving of two such notices shall constitute an Event of Default; or

             (b) Tenant defaults in the observance or performance of any other term, covenant or condition of this Lease to be observed or performed by Tenant and such default continues for more than 10 days after notice by Landlord to
Tenant of such default; or if such default is of such a nature that it can be remedied but cannot be completely remedied within 10 days, Tenant fails to commence to remedy such default within 10 days after such notice or, with respect to any such default, Tenant, having commenced such remedy within 10 days after such notice, fails to diligently prosecute to completion all steps necessary to remedy such default or Tenant fails to complete such remedy within
90 days; or

             (c) Tenant defaults in the observance or performance of any term, covenant or condition on Tenant's part to be observed or performed under any other lease with Landlord or Landlord's predecessor-in-interest for space in the
Building and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or

             (d) Tenant's interest in this Lease shall devolve upon or pass to any Person, whether by operation of law or otherwise, except as expressly permitted under Article 15 hereof; or

             (e) Tenant generally does not, or is unable to, or admits in writing its inability to, pay its debts as they become due; or

             (f) Tenant files a voluntary petition in bankruptcy or insolvency, or is adjudicated a bankrupt or insolvent, or files any petition or answer seeking any reorganization, liquidation, dissolution or similar relief under any present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law,

                                       53

or makes an assignment for the benefit of creditors or seeks or consents to or acquiesces in the appointment of any trustee, receiver, liquidator or other similar official for Tenant or for all or any part of Tenant's property; or

             (g) if, within 60 days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within 60 days after the appointment of any trustee, receiver, liquidator or other similar official for Tenant or for all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any lien, execution or attachment or other similar filing shall be made or issued against Tenant or any of Tenant's property pursuant to which the Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant; or

             (h) if Landlord applies or retains any part of the Security
Deposit, and Tenant fails to deposit with Landlord the amount so applied or retained by Landlord, or to provide Landlord with a replacement Letter of Credit
(as defined in Section 35.2), if applicable, within 5 Business Days after notice by Landlord to Tenant stating the amount applied or retained.

Upon the occurrence of anyone or more of such Events of Default, Landlord may, at its sole option, give to Tenant three days' notice of cancellation of this
Lease, in which event this Lease and the Term shall come to an end and expire
(whether or not the Term shall have commenced) upon the expiration of such three day period with the same force and effect as if the date set forth in the notice was the Expiration Date stated herein; and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable for damages as provided in Article 19 hereof.

         Section 18.2 Tenant's Liability. If, at any time, (a) Tenant shall be comprised of two or more persons, (b) Tenant's obligations under this Lease shall have been guaranteed by any person other than Tenant, or (c) Tenant's interest in this Lease shall have been assigned, the word "Tenant," as used in
Section 18.1 (e), (f) and (g), shall be deemed to mean any one or more of the
Persons primarily or secondarily liable for Tenant's obligations under this
Lease. Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in this Article shall be deemed paid as compensation for the use and occupancy of the Premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of Rent or a waiver on the part of Landlord of any rights under this
Lease.

                                       54

                                   ARTICLE 19

                              REMEDIES AND DAMAGES

         Section 19.1 (a) Landlord's Remedies. If any Event of Default occurs, and this Lease and the Term terminates as provided in Article 18:

                  (i) Surrender of Possession. Tenant shall quit and surrender the Premises to Landlord, and Landlord and its agents may immediately, or at any time after such Event of Default, re-enter the Premises or any part thereof, without notice, either by summary proceedings, or by any other applicable action or proceeding, or by force (to the extent permitted by law) or otherwise in accordance with applicable legal proceedings (without being liable to indictment, prosecution or damages therefor), and may repossess the Premises and dispossess Tenant and any other Persons from the Premises and remove any and all of their property and effects from the Premises.

                  (ii) Landlord's Relating. Landlord, at Landlord's option, may relet all or any part of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for any term ending before, on or after the Expiration Date, at such rental and upon such other conditions (which may include concessions and free rent periods) as Landlord, in its sole discretion, may determine. Landlord shall have no obligation to and shall not be liable for refusal or failure to relet or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting; and no such refusal or failure shall relieve Tenant of, or otherwise affect, any liability under this Lease. Landlord, at Landlord's option, may make such alterations, decorations and other physical changes in and to the
         Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

             (b) Tenant's Waiver. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, hereby waives all rights which Tenant and all such Persons might otherwise have under any
Requirement (i) to the service of any notice of intention to re- enter or to institute legal proceedings, (ii) to redeem, or to re-enter or repossess the
Premises, or (iii) to restore the operation of this Lease, after (A) Tenant shall have been dispossessed or ejected by judgment or by warrant of any court or judge, (B) any re-entry by Landlord, or (C) any expiration or early termination of the term of this Lease, whether such dispossession, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re- enter," "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

             (c) Other Remedies. Upon the breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease,

                                       55

Landlord shall have the right to enjoin such breach and to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The rights to invoke the remedies set forth above are cumulative and shall not preclude
Landlord from invoking any other remedy allowed at law or in equity.

         Section 19.2 (a) Landlord's Damages. If this Lease and the Term expire and come to an end as provided in Article 18, or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the
Premises as provided in Section 19.1, then, in any of such events:

                  (i) Tenant shall pay to Landlord all Rent payable under this
         Lease by Tenant to Landlord up to the Expiration Date or to the date of re-entry upon the Premises by Landlord, as the case may be;

                  (ii) Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as prepaid Rent, the Security
         Deposit or otherwise, and to draw upon any Letter of Credit or other security deposited by Tenant hereunder and retain the proceeds thereof, which monies, to the extent not otherwise applied to amounts due and owing to Landlord, shall be credited by Landlord against any damages payable by Tenant to Landlord;

                  (iii) Tenant shall pay to Landlord, in monthly installments, on the days specified in this Lease for payment of installments of
         Fixed Rent, any Deficiency; it being understood that Landlord shall be entitled to recover the Deficiency from Tenant each month as the same shall arise, and no suit to collect the amount of the Deficiency for any month, shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding; and

                  (iv) whether or not Landlord shall have collected any monthly
         +Deficiency, Tenant shall pay to Landlord, on demand, in lieu of any further Deficiency and as liquidated and agreed final damages, a sum equal to the amount by which the Rent for the period which otherwise would have constituted the unexpired portion of the Term (assuming
         Additional Rent during such period to be the same as had been payable for the year immediately preceding such termination or re-entry, increased in each succeeding year by 4% (on a compounded basis))
         exceeds the then fair and reasonable rental value of the Premises, for the same period (with both amounts being discounted to present value at a rate of interest equal to 2% below the then Base Rate) less the aggregate amount of Deficiencies theretofore collected by Landlord pursuant to the provisions of Section 19.2(a)(iii) for the same period.
         If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or

                                       56

         any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

             (b) Reletting. If the Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Section 19.2. Tenant shall not be entitled to any rents collected or payable under any reletting, whether or not such rents exceed the Fixed Rent reserved in this Lease. Nothing contained in Articles 18 or 19 shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages under applicable
Requirements, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in this Section 19.2.

         Section 19.3 Default Interest: Other Rights of Landlord. Any damages payable under this Lease and not paid when due shall bear interest at the
Interest Rate from the due date until paid, and the interest shall be deemed
Additional Rent. If Tenant fails to pay any Additional Rent when due, Landlord, in addition to any other right or remedy, shall have the same rights and remedies as in the case of a default by Tenant in the payment of Fixed Rent. If
Tenant is in arrears in the payment of Rent, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to any items
Landlord sees fit, regardless of any request by Tenant. Landlord reserves the right, without liability to Tenant and without constituting any claim of constructive eviction, to suspend furnishing or rendering to Tenant any overtime
Building services or labor, materials or other property or services for which
Tenant is obligated to pay a separate charge under this Lease (excluding electricity and water), in the event that (but only for so long as) Tenant is in arrears in paying Landlord for such items for more than five (5) days after notice from Landlord to Tenant demanding the payment of such arrears.

                                   ARTICLE 20

                  LANDLORD'S RIGHT TO CURE; FEES AND EXPENSES

         If Tenant defaults in the performance of its obligations under this
Lease, Landlord, without thereby waiving such default, may perform such obligation for the account and at the expense of Tenant: (a) immediately or at any time thereafter, and without notice, in the case of emergency or in the case the default (i) materially interferes with the use by any other tenant of any space in the Building, (ii) materially interferes with the efficient operation of the Building, (iii) will result in a violation of any Requirement, (iv) win result in a cancellation of any insurance policy maintained by Landlord, or (v)
will result in a breach of or default under any Superior Lease or Mortgage, and
(b) in any other case if such default

                                       57

continues after 10 days from the date Landlord gives notice of Landlord's intention so to perform the defaulted obligation. All costs and expenses incurred by Landlord in connection with any such performance by it for the account of Tenant and all costs and expenses, including reasonable counsel fees and disbursements, incurred by Landlord in any action or proceeding (including any summary dispossess proceeding) brought by Landlord to enforce any obligation of Tenant under this Lease and/or right of Landlord in or to the Premises, shall be paid by Tenant to Landlord on demand, with interest thereon at the Interest
Rate from the date incurred by Landlord. Except as expressly provided to the contrary in this Lease, all costs and expenses which, pursuant to this Lease
(including the Rules and Regulations) are incurred by Landlord and payable to
Landlord by Tenant, and all charges, amounts and sums payable to Landlord by
Tenant for any property, material, labor, utility or other services which, pursuant to this Lease or at the request and for the account of Tenant, are provided, furnished or rendered by Landlord, shall become due and payable by
Tenant to Landlord in accordance with the terms of the bills rendered by
Landlord to Tenant.

                                   ARTICLE 21

              NO REPRESENTATIONS BY LANDLORD: LANDLORD'S APPROVAL

         Section 21.1 No Representations. Except as expressly set forth herein,
Landlord and Landlord's agents have made no warranties, representations, statements or promises with respect to (i) the rentable and usable areas of the
Premises or the Building, (ii) the amount of any current or future Operating
Expenses or Taxes, (iii) the compliance with applicable Requirements of the
Premises or the Building, or (iv) the suitability of the Premises for any particular use or purpose. No rights, easements or licenses are acquired by
Tenant under this Lease by implication or otherwise. Tenant is entering into this Lease after full investigation and is not relying upon any statement or representation made by Landlord not embodied in this Lease.

         Section 21.2 Consents: Approvals. All consents or approvals of Landlord may be granted or withheld in Landlord's sole discretion unless specifically provided to the contrary in this Lease.

         Section 21.3 No Money Damages. Wherever in this Lease Landlord's consent or approval is required, if Landlord refuses to grant such consent or approval, whether or not Landlord expressly agreed that such consent or approval would not be unreasonably withheld, Tenant shall not make, and Tenant hereby waives, any claim for money damages (including any claim by way of set-off, counterclaim or defense) based upon Tenant's claim or assertion that Landlord unreasonably withheld or delayed its consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce such provision, by specific performance, injunction or declaratory judgment. In no event shall Landlord be liable for, and Tenant, on behalf of itself and all other Tenant Parties, hereby waives any claim for, any

                                       58

indirect, consequential or punitive damages, including loss of profits or business opportunity, arising under or in connection with this Lease, even if due to the gross negligence or willful misconduct of Landlord of its agents or employees.

                                   ARTICLE 22

                                  END OF TERM

         Section 22.1 Expiration. Upon the expiration or other termination of this Lease, Tenant shall quit and surrender the Premises to Landlord, vacant, broom clean and in good order and condition, ordinary wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted, and
Tenant shall remove all of Tenant's Property and Tenant's Specialty Alterations
as may be required pursuant to Article 5 of this Lease. The foregoing obligation shall survive the expiration or sooner termination of the Term. If the last day of the Term or any renewal thereof falls on Saturday or Sunday, this Lease shall expire on the immediately preceding Business Day.

         Section 22.2 Holdover Rent. Landlord and Tenant recognize that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Premises may be substantial, may exceed the amount of the Rent theretofore payable hereunder, and will be impossible to accurately measure.
Tenant therefore agrees that if possession of the Premises is not surrendered to
Landlord on or before the Expiration Date or sooner termination of the Term, in addition to any other rights or remedies Landlord may have hereunder or at law,
Tenant shall (a) pay to Landlord for each month (or any portion thereof) during which Tenant holds over in the Premises after the Expiration Date or sooner termination of the Term, a sum equal to the greater of (i) one and one-half times the Fixed Rent plus one and one-half times Tenant's Tax Payment plus one and one-half times Tenant's Operating Payment payable under this Lease for the last full calendar month of the Term in the case of the first month (or any portion thereof) of any holdover and two times the Fixed Rent plus two times
Tenant's Tax Payment plus two times Tenant's Operating Payment payable under this Lease for the last full calendar month of the Term in the case of each month (or any portion thereof) thereafter or (ii) one and one-half times the fair market rental value of the Premises for such month (as reasonably determined by Landlord), (b) if Tenant holds over past 30 days after the
Expiration Date or earlier termination of this Lease, be liable to Landlord for
(i) any payment or rent concession which Landlord may be required to make to any tenant obtained by Landlord for all or any part of the Premises (a "New Tenant")
in order to induce such New Tenant not to terminate its lease by reason of the holding-over by Tenant, and (ii) the loss of the benefit of the bargain if any
New Tenant shall terminate its lease by reason of the holding-over by Tenant, and (c) if Tenant holds over past 30 days after the Expiration Date or earlier termination of this Lease, indemnify Landlord against all claims for damages by any New Tenant. No holding-over by Tenant, nor the payment to Landlord of the amounts specified above, shall operate to extend the Term

                                       59

hereof. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date or sooner termination of this Lease, and no acceptance by Landlord of payments from Tenant after the
Expiration Date or sooner termination of the Term shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Article 22. All of Tenant's obligations under this Article shall survive the expiration or earlier termination of the Term of this Lease.

         Section 22.3 Waiver of Stay. Tenant expressly waives, for itself and for any Person claiming through or under Tenant, any rights which Tenant or any such Person may have under the provisions of Section 2201 of the New York Civil
Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing provisions of this Article 22.

                                   ARTICLE 23

                                QUIET ENJOYMENT

         Provided this Lease is in full force and effect and no Event of Default then exists, Tenant may peaceably and quietly enjoy the Premises without hindrance by Landlord or any person lawfully claiming through or under Landlord, subject to the terms and conditions of this Lease and to all Superior Leases and
Mortgages.

                                   ARTICLE 24

                            NO SURRENDER; NO WAIVER

         Section 24.1 No Surrender or Release. No act or thing done by Landlord or Landlord's agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver is in writing and is signed by Landlord, and any such waiver shall be effective only for the specific purpose and in the specific instance in which given. If Tenant at any time desires to have Landlord sublet the Premises for Tenant's account, Landlord or
Landlord's agents are authorized to receive Tenant's keys to the Premises for such purpose without releasing Tenant from any of the obligations under this
Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such subletting.

         Section 24.2 No Waiver. The failure of either party to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulations, shall not be construed as a waiver or relinquishment of the future

                                       60

performance of such obligations of this Lease or the Rules and Regulations, or of the right to exercise such election but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission.
The receipt by Landlord of any Rent payable pursuant to this Lease or any other sums with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Fixed Rent or Additional Rent herein stipulated shall be deemed to be other than a payment on account of the earliest stipulated
Fixed Rent or Additional Rent, or as Landlord may elect to apply such payment, nor shall any endorsement or acceptance of any check or other payment in the face of a statement on such check or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such
Fixed Rent or Additional Rent or pursue any other remedy provided in this Lease.
The existence of a right of renewal or extension of this Lease, or the exercise of such right, shall not limit Landlord's right to terminate this Lease in accordance with the terms hereof.

                                   ARTICLE 25

                            WAIVER OF TRIAL BY JURY

         LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION,
PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY
MATTERS IN ANY WAY ARISING OUT OF OR CONNECTED WITH THIS LEASE, THE RELATIONSHIP
OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR THE
ENFORCEMENT OF ANY REMEDY UNDER ANY REQUIREMENT. If Landlord commences any summary proceeding against Tenant, Tenant will not interpose any counterclaim of any nature or description in any such proceeding (unless failure to impose such counterclaim would preclude Tenant from asserting in a separate action the claim which is the subject of such counterclaim), and will not seek to consolidate such proceeding with any other action which may have been or will be brought in any other court by Tenant.

                                   ARTICLE 26

                              INABILITY TO PERFORM

         This Lease and the obligation of Tenant to pay Rent and to perform all of the other covenants and agreements of Tenant hereunder shall not be affected, impaired or excused by any Unavoidable Delays. Landlord shall use reasonable efforts to promptly notify Tenant of any Unavoidable Delay which prevents
Landlord from fulfilling any of its obligations under this Lease.

                                       61

                                   ARTICLE 27

                                    NOTICES

         Except as otherwise expressly provided in this Lease, consents, notices, demands, requests, approval or other communications given under this
Lease shall be in writing and shall be deemed sufficiently given or rendered if delivered by hand (provided a signed receipt is obtained) or if sent by registered or certified mail (return receipt requested) or by a nationally recognized overnight delivery service making receipted deliveries, addressed as follows:

         if to Tenant, (a) at Tenant's address set forth on the first page of this Lease, Attn: James Wildasin if given prior to Tenant's taking possession of the Premises, or (b) at the Building, Attn: James Wildasin
      if mailed subsequent to Tenant's taking possession of the Premises, or if to Landlord, at Landlord's address set forth on the first page of this Lease, Attn: Chief Financial Officer, and with copies to (a) Tishman
      Speyer Properties L.P., 520 Madison Avenue, New York, New York 10022,
      Attn: Property Manager--300 Park Avenue, (b) Tishman Speyer Properties
      L.P., 520 Madison Avenue, New York, New York 10022, Attn: General Counsel,
      and (c) any Mortgagee or Lessor which shall have requested copies of notices, by notice given to Tenant in accordance with the provisions of this Article 27 at the address designated by such Mortgagee or Lessor;

or to such other address(es) as either Landlord or Tenant or any Mortgagee or
Lessor may designate as its new address(es) for such purpose by notice given to the other in accordance with the provisions of this Article 27. Any such approval, consent, notice, demand, request or other communication shall be deemed to have been given on the date of receipted delivery or refusal to accept delivery as provided in this Article 27 or the date delivery is first attempted but cannot be made due to a change of address of which no notice was given.

                                   ARTICLE 28

                             RULES AND REGULATIONS

         Tenant and all Tenant Parties shall observe and comply with the Rules and Regulations, as supplemented or amended from time to time, provided, that in case of any conflict or inconsistency between the provisions of this Lease and any of the Rules and Regulations as originally promulgated or as supplemented or amended from time to time, the

                                       62

provisions of this Lease shall control. Landlord reserves the right, from time to time, to adopt additional Rules and Regulations and to amend the Rules and
Regulations then in effect. Nothing contained in this Lease shall impose upon
Landlord any obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease against any other Building tenant, and Landlord shall not be liable to Tenant for violation of the Rules and Regulations by any other tenant, its employees, agents, visitors or licensees, except that Landlord shall not enforce any Rule or Regulation against Tenant in a discriminatory fashion.

                                   ARTICLE 29

                               PARTNERSHIP TENANT

         Section 29.1 Partnership Tenant. If Tenant, or a permitted assignee of this Lease pursuant to Article 15 hereof, is a partnership, or is comprised of two or more Persons, individually or as partners of a partnership (any such partnership and such Persons are referred to in this Article as "Partnership
Tenant"), the following shall apply: (a) the liability of each of the general partners (excluding Persons solely holding interests as limited partners), each of the partners in a limited liability partnership or Persons comprising
Partnership Tenant (the "Partners") shall be joint and several; (b) each of the
Partners hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed by Partnership Tenant or any of the
Partners, which shall modify, extend or discharge this Lease, in whole or in part, or surrender all or any part of the Premises to Landlord; (c) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the Partners shall be binding upon
Partnership Tenant and all of the Partners; (d) if Partnership Tenant shall admit new Partners, all new Partners shall, by their admission to Partnership
Tenant, be deemed to have assumed joint and several liability for the performance of all of the terms, covenants and conditions of this Lease on
Tenant's part to be observed and performed; (e) Partnership Tenant shall give prompt notice to Landlord of the admission of any new Partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to
Landlord an agreement in form and substance satisfactory to Landlord, wherein each new Partner shall assume joint and several liability for the performance of all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any new Partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of this Section 29.1(e); and
(f) no change in the Partners of Partnership Tenant resulting from the admission of a new Partner, or the death, retirement or withdrawal of a Partner shall release Partnership Tenant or any Partner or former Partner from their obligations under this Lease.

         Section 29.2 Change of Partners. If Tenant is a Partnership Tenant, (a)
the admission of new Partners, the withdrawal (in the ordinary course of business), retirement, death, incompetency or bankruptcy of any Partner, or the reallocation of partnership interests

                                       63

among the Partners shall constitute an assignment of this Lease unless Partners holding in the aggregate not less than 80% of the partnership interests in
Partnership Tenant immediately prior to such event remain as Partners holding not less than 80% of the partnership interests in Partnership Tenant during the
12-month period immediately following such event (i.e., the transfer, by any of the foregoing means, of more than 20% of the partnership interests in
Partnership Tenant in any consecutive 12- month period shall constitute an assignment of this Lease subject to the provisions of Article 15), and (b) the reorganization of Partnership Tenant into a professional corporation or a limited liability partnership, or the reorganization of Tenant from a professional corporation or a limited liability partnership into a partnership, shall constitute an assignment of this Lease unless immediately following such reorganization the Partners or shareholders, as the case may be, of Tenant shall be the same as those existing immediately prior to such reorganization, and shall acknowledge in writing to Landlord that they remain fully liable, jointly and severally, under this Lease as provided in this Article 29. If Tenant shall become a professional corporation, each individual shareholder, shareholder-
employee, new individual shareholder and new shareholder-employee of any professional corporation which is a shareholder in Tenant shall have the same personal liability (if any) as such individual or shareholder-employee would have under this Lease if Tenant were a partnership and such individual or shareholder-employee were a Partner or admitted as a new Partner. If any individual Partner in Tenant is or becomes a shareholder-employee of a professional corporation, such individual shall have the same personal liability under this Lease as such individual would have if he and not the professional corporation were a Partner of Tenant. If Tenant shall become a limited liability partnership, (i) each Partner therein shall continue to have the same personal liability as such Partner had under this Lease prior to Tenant becoming a limited liability partnership, and (ii) each new partner admitted to such limited liability partnership shall be bound by the provisions of Section 29.1, and shall execute and deliver to Landlord the assumption agreement required pursuant to Section 29.1(e) hereof.

         Section 29.3 Limited Recourse. If the original Tenant named herein
("Named Tenant") is not a Partnership Tenant, Landlord acknowledges and agrees that Landlord shall not enforce the liability and obligations of Named Tenant hereunder except against the Named Tenant and Named Tenant's assets and Landlord shall have no right, except as provided in law or equity, to enforce the liability and obligations of Named Tenant hereunder against any principal, officer, shareholder, member or manager of Named Tenant.

                                   ARTICLE 30

                                  VAULT SPACE

         Notwithstanding anything contained in this Lease or indicated on any sketch, blueprint or plan, no vaults, vault space or other space outside the boundaries of the Real Property are included in the Premises. Landlord makes no representation as to the location of

                                       64

the boundaries of the Real Property. All vaults and vault space and all other space outside the boundaries of the Real Property which Tenant may be permitted to use or occupy are to be used or occupied under a revocable license. If any such license shall be revoked, or if the amount of such space shall be diminished as required by any Governmental Authority or by any public utility company, such revocation, diminution or requisition shall not (i) constitute an actual or constructive eviction, in whole or in part, (ii) entitle Tenant to any abatement or diminution of Rent, (iii) relieve Tenant from any of its obligations under this Lease, or (iv) impose any liability upon Landlord. Any fee, tax or charge imposed by any Governmental Authority for any such vaults, vault space or other space occupied by Tenant shall be paid by Tenant.

                                   ARTICLE 31

                                     BROKER

         Section 31.1 Broker Representations. Landlord has retained Landlord's
Agent as leasing agent in connection with this Lease and Landlord shall be solely responsible for any fee that may be payable to Landlord's Agent pursuant to a separate agreement. Each of Landlord and Tenant represents and warrants to the other that it has not dealt with any broker in connection with this Lease other than Landlord's Agent and the Broker and that to the best of its knowledge and belief, no other broker, finder or like entity procured or negotiated this
Lease or is entitled to any fee or commission in connection herewith. The execution and delivery of this Lease by each party shall be conclusive evidence that each party has relied upon the foregoing representations and warranties.

         Section 31.2 Indemnity. Each of Landlord and Tenant shall indemnify, defend, protect and hold the other party harmless from and against any and all
Losses which the indemnified party may incur by reason of any claim of or liability to any broker, finder or like agent (other than Landlord's Agent and the Broker) arising out of any dealings claimed to have occurred between the indemnifying party and the claimant in connection with this Lease, and/or the above representation being false. The provisions of this Article 31 shall survive the expiration or earlier termination of the Term of this Lease.

                                   ARTICLE 32

                                   INDEMNITY

         Section 32.1 (a) Tenant's Indemnity. Tenant shall not do or permit to be done any act or thing upon the Premises or the Building which may subject
Landlord to any liability or responsibility for injury, damages to persons or property or to any liability by reason of any violation of law or of any
Requirement, and shall exercise such control over the Premises as

                                       65

to fully protect the Indemnities against any such liability. Tenant shall indemnify, defend, protect and hold harmless each of the Indemnities from and against any and all Losses (as defined in subsection (b) hereof), resulting from any claims (i) against Indenmitees arising from any act, omission or negligence of (A) any Tenant Party or (B) both Landlord and any Tenant Party, provided, however, that Tenant's liability hereunder with respect to matters judicially determined to have arisen out of the negligence of Landlord, which determination shall not be subject to appeal, shall be limited to the amount of insurance coverage carried by Tenant pursuant to Article 12 of this Lease, (ii) against the Indemnitees arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the Term or during the period of time, if any, prior to the commencement or following the expiration of the Term that any Tenant Party may have been given access to any portion of the Premises for the purpose of performing work or otherwise, in or about the Premises, and (iii) against the Indemnitees resulting from any breach, violation or nonperformance of any covenant, condition or agreement of this
Lease on the part of Tenant to be fulfilled, kept, observed and performed.

             (b) Indemnity Inclusions. As used in this Lease, the term "Losses"
means any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof, and including all costs of repairing any damage to the Premises or the Building or the appurtenances of any of the foregoing to which a particular indemnity and hold harmless agreement applies.

             (c) Landlord's Indemnity. Landlord shall indemnify, defend and hold harmless Tenant from and against all claims against Tenant arising from any accident, injury or damage whatsoever caused to any person or the property of any person in or about the common or public areas of the Building (specifically excluding the Premises) to the extent attributable to the gross negligence or willful misconduct of Landlord or its agents or employees.

         Section 32.2 Defense and Settlement. If any claim, action or proceeding is made or brought against any Indemnitee, then upon demand by an Indemnitee,
Tenant, at its sole cost and expense, shall resist or defend such claim, action or proceeding in the Indemnitee's name (if necessary), by attorneys approved by the Indemnitee, which approval shall not be unreasonably withheld. Attorneys for
Tenant's insurer shall hereby be deemed approved for purposes of this Section
32.2. Notwithstanding the foregoing, an Indemnitee may retain its own attorneys to participate or assist in defending any claim, action or proceeding involving potential liability of $10,000,000 or more, provided that Tenant shall control the defense and Tenant shall pay the reasonable fees and disbursements of such attorneys. Notwithstanding anything herein contained to the contrary, Tenant may direct the Indemnitee to settle any claim, suit or other proceeding provided that (a) such settlement shall involve no obligation on the part of the
Indemnitee other than the payment of money, (b) any payments to be made

                                       66

pursuant to such settlement shall be paid in full exclusively by Tenant at the time such settlement is reached, (c) such settlement shall not require the
Indemnitee to admit any liability, and (d) the Indemnitee shall have received an unconditional release from the other parties to such claim, suit or other proceeding. The provisions of this Article 32 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 33

                          ADJACENT EXCAVATION; SHORING

         If an excavation shall be made, or shall be authorized to be made, upon land adjacent to the Real Property, Tenant shall, upon notice, afford to the person causing or authorized to cause such excavation license to enter upon the
Premises for the purpose of doing such work as such person shall deem necessary to preserve the wall or the Building from injury or damage and to support the same by proper foundations. In connection with such license, Tenant shall have no right to claim any damages or indemnity against Landlord, or diminution or abatement of Rent, provided that Tenant shall continue to have access to the
Premises.

                                   ARTICLE 34

                        TAX STATUS OF BENEFICIAL OWNERS

         Tenant recognizes and acknowledges that Landlord and/or certain beneficial owners of Landlord may from time to time qualify as real estate investment trusts pursuant to Sections 856 et seq. of the Code or as entities described in Section 511(a)(2) of the Code, and that avoiding (a) the loss of such status, (b) the receipt of any income derived under any provision of this
Lease that does not constitute "rents from real property" (in the case of real estate investment trusts) or that constitutes "unrelated business taxable income" (in the case of entities described in Section 511(a)(2) of the Code), and (c) the imposition of penalty or similar taxes (each an "Adverse Event") is of material concern to Landlord and such beneficial owners and Tenant's agreement herein contained regarding the avoidance of an Adverse Event as a material inducement to Landlord entering into this Lease. In the event that this
Lease or any document contemplated hereby could, in the opinion of counsel to
Landlord, result in or cause an Adverse Event, Tenant agrees to cooperate with
Landlord in amending or modifying this Lease or such documents and shall at the request of Landlord execute and deliver such documents reasonably required to effect such amendment or modification. Any amendment or modification pursuant to this Article 34 shall be structured so that the economic results to Landlord and
Tenant shall be substantially similar to those set forth in this Lease without regard to such amendment or modification. Without limiting any of Landlord's other rights under this Article 34, Landlord may waive the receipt of any

                                       67

amount payable to Landlord hereunder and such waiver shall constitute an amendment or modification of this Lease with respect to such payment.

                                   ARTICLE 35

                                SECURITY DEPOSIT

         Section 35.1 Security Deposit. Tenant shall deposit the Security
Deposit with Landlord upon the execution of this Lease in cash as security for the faithful performance and observance by Tenant of the terms, covenants and conditions of this Lease, including the surrender of possession of the Premises to Landlord as herein provided.

         Section 35.2 Letter of Credit. In lieu of a cash deposit, Tenant may deliver the Security Deposit to Landlord in the form of a clean, irrevocable, non-documentary and unconditional letter of credit in the amount of the Security
Deposit (the "Letter of Credit") issued by and drawable upon any commercial bank, trust company, national banking association or savings and loan association with offices for banking purposes in the City of New York (the
"Issuing Bank"), which has outstanding unsecured, uninsured and unguaranteed indebtedness, or shall have issued a letter of credit or other credit facility that constitutes the primary security for any outstanding indebtedness (which is otherwise uninsured and unguaranteed), that is then rated, without regard to qualification of such rating by symbols such as "+" or "-" or numerical notation, "Aa" or better by Moody's Investors Service and "AA" or better by
Standard & Poor's Rating Service, and has combined capital, surplus and undivided profits of not less than $500,000,000. The Letter of Credit shall (a)
name Landlord as beneficiary, (b) be in the amount of the Security Deposit, (c)
have a term of not less than one year, (d) permit multiple drawings, (e) be fully transferable by Landlord without the payment of any fees or charges by
Landlord, and (f) otherwise be in form and content reasonably satisfactory to
Landlord. If upon any transfer of the Letter of Credit, any fees or charges shall be so imposed, then such fees or charges shall be payable solely by Tenant and the Letter of Credit shall so specify. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one year each thereafter during the Term through the date that is at least 60 days after the Expiration Date, unless the Issuing Bank sends a notice (the "Non-Renewal Notice") to Landlord by certified mail, return receipt requested, not less than 45 days next preceding the then expiration date of the Letter of Credit stating that the Issuing Bank has elected not to renew the Letter of Credit. Landlord shall have the right, upon receipt of the
Non-Renewal Notice, to draw the full amount of the Letter of Credit, by sight draft on the Issuing Bank, and shall thereafter hold or apply the cash proceeds of the Letter of Credit pursuant to the terms of this Article. The Letter of
Credit shall state that drafts drawn under and in compliance with the terms of the Letter of Credit will be duly honored upon presentation to the Issuing Bank at an office location in Manhattan. The Letter of Credit shall be subject in all respects to the

                                       68

Uniform Customs and Practice for Documentary Credits (1993 revision),
International Chamber of Commerce Publication No. 500.

         Section 35.3 Application of Security. If Tenant defaults in the payment or performance of any of the terms, covenants or conditions of this Lease, including the payment of Rent, Landlord may apply or retain the whole or any part of the cash Security Deposit or may notify the Issuing Bank and thereupon receive all or a portion of the Security Deposit represented by the Letter of
Credit and use, apply, or retain the whole or any part of such proceeds, as the case may be, to the extent required for the payment of any Fixed Rent or any other sum as to which Tenant is in default including (a) any sum which Landlord may expend or may be required to expend by reason of Tenant's default, and/or
(b) any damages or Deficiency to which Landlord is entitled pursuant to this
Lease or applicable Requirements, whether such damages or Deficiency accrues before or after summary proceedings or other reentry by Landlord. If Landlord applies or retains any part of the Security Deposit, Tenant, upon demand, shall deposit with Landlord the amount so applied or retained so that Landlord shall have the full Security Deposit on hand at all times during the Term. If Tenant shall fully and faithfully comply with all of the terms, covenants and conditions of this Lease, the Security Deposit (or so much thereof as remains)
shall be returned to Tenant after the Expiration Date and after delivery of possession of the Premises to Landlord in the manner required by this Lease.
Tenant expressly agrees that Tenant shall have no right to apply any portion of the Security Deposit against any of Tenant's obligations to pay Rent hereunder.

         Section 35.4 Transfer. Upon a sale of the Real Property or the Building or a leasing of the Building, or any financing of Landlord's interest therein,
Landlord shall have the right to transfer the cash Security Deposit or the
Letter of Credit, as applicable, to the vendee, lessee or lender. With respect to the Letter of Credit, within five days after notice of such sale, leasing or financing, Tenant, at its sole cost, shall arrange for the transfer of the
Letter of Credit to the new landlord or the lender, as designated by Landlord in the foregoing notice or have the Letter of Credit reissued in the name of the new landlord or the lender. Tenant shall look solely to the new landlord or lender for the return of such cash Security Deposit or Letter of Credit and the provisions hereof shall apply to every transfer or assignment made of the
Security Deposit to a new landlord. Tenant shall not assign or encumber or attempt to assign or encumber the cash Security Deposit or Letter of Credit and neither Landlord nor its successors or assigns shall be bound by any such action or attempted assignment, or encumbrance.

         Section 35.5 Change in Security. (a) On or before each anniversary of the Rent Commencement Date, Tenant shall provide Landlord with the audited financial statements of Tenant outlined below in this Section 35.5(a) which are adequate to permit Landlord to determine the status of satisfaction of the
Financial Conditions (as hereinafter defined). Provided and on condition that
(the "Conditions") (i) Tenant has not previously defaulted in its obligation to pay Fixed Rent, Tenant's Operating Payment and Tenant's Tax Payment to

                                       69

Landlord within the time periods set forth in this Lease and Landlord has not given two or more notices of any such default in the 12-month period preceding any Reduction Anniversary, (ii) no Event of Default then exists, (iii) Tenant has net income, determined in accordance with generally accepted accounting principles, consistently applied ("GAAP"), of at least $20 million for the calendar year immediately preceding (a "Preceding Year") a Reduction Anniversary
(as defined below), (iv) Tenant has cash and cash equivalents at the end of the
Preceding Year at least equal to the greater of (x) 25% of Tenant's total annual expenses for the Preceding Year (less depreciation, amortization and compensation (including benefits) paid to its managing directors), all determined in accordance with GAAP, and (y) $2,500,000 and (v) Tenant provides
Landlord with audited financial statements which are certified as true and correct by its outside certified public accountants which are adequate to permit
Landlord to confirm satisfaction of the conditions referred to in items (iii)
and (iv) above (the "Financial Conditions"), then, provided that Tenant complies with the provisions of this Section 35.5, the Security Deposit shall be reduced on the following dates (each a "Reduction Anniversary") as follows: (A) on the date which is the first anniversary of the Rent Commencement Date that Tenant satisfies the Conditions, the Security Deposit shall be reduced to $1,207,584,
(B) provided the Security Deposit shall have previously been reduced pursuant to the preceding clause (A), then on the date which is the date thereafter which is an anniversary of the Rent Commencement Date that Tenant satisfies the
Conditions, the Security Deposit shall be reduced to $805,056, and (C) provided the Security Deposit shall have previously been reduced pursuant to the preceding clauses (A) and (B), then on the date which is the date thereafter which is an anniversary of the Rent Commencement Date that Tenant satisfies the
Conditions, the Security Deposit shall be reduced to $402,528. Notwithstanding the foregoing, in the event Tenant fails to satisfy the Financial Conditions during any two calendar years during the Term, commencing with the 12 month period occurring immediately prior to the Commencement Date (whether in consecutive calendar years or not), then Tenant must meet such Financial
Conditions for two consecutive calendar years during the Term before a reduction or further reduction, as applicable, of the Security Deposit shall be permitted hereunder.

             (b) Notwithstanding anything in this Section 35.5 to the contrary, in the event Tenant does not satisfy the Financial Conditions in any calendar year during the Term after the Security Deposit shall have been reduced to
$402,528, then the Security Deposit shall be increased as follows: Tenant shall, either deliver to Landlord (i) a Letter of Credit (which Letter of Credit shall comply with the terms above) in the amount of $805,056, whereupon Landlord shall return to Tenant its cash security or current Letter of Credit, or (ii)
additional cash security in the amount of $402,528. Failure by Tenant to deliver such Letter of Credit or additional cash security within 15 days after notice from Landlord shall constitute an Event of Default hereunder. If the Security
Deposit shall be increased pursuant to the first sentence of this Section
35.5(b), then on an anniversary of the Rent Commencement Date promptly following the expiration of the first calendar year (in case Tenant has not satisfied the
Financial Conditions in only one calendar year during the Term) or the second consecutive calendar year (in all other cases) during the Term after such increase that Tenant

                                       70

satisfied the Financial Conditions, the Security Deposit shall be reduced to
$402,528 in the manner provided in Section 35.5(c), subject to Tenant's satisfaction of the conditions contained in Section 35.5(a)(i) and (ii) and subject to increase in accordance with this Section 35.5(b) in the event Tenant again does not satisfy the Financial Conditions as provided above.

             (c) The Security Deposit shall be reduced as follows: (i) if the
Security Deposit is in the form of cash, Landlord shall, within 10 Business Days following notice by Tenant to Landlord that Tenant is entitled to reduce the
Security Deposit pursuant to this Section 35.5, deliver to Tenant the amount by which the Security Deposit is reduced, or (ii) if the Security Deposit is in the form of a Letter of Credit, Tenant shall deliver to Landlord an amendment to the
Letter of Credit (which amendment must be reasonably acceptable to Landlord in all respects), reducing the amount of the Letter of Credit by the amount of the permitted reduction, and Landlord shall execute the amendment and such other documents as are reasonably necessary to reduce the amount of the Letter of
Credit in accordance with the terms thereof. If Tenant delivers to Landlord an amendment to the Letter of Credit in accordance with the terms hereof, Landlord shall, within 10 Business Days after delivery of such amendment, either (A)
provide its reasonable objections to such amendment or (B) execute such amendment of the Letter of Credit in accordance with the terms hereof

             (d) Landlord acknowledges that all financial information provided by Tenant under this Section is provided solely for Landlord's use in connection with this Section and Landlord agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all financial information provided to it by Tenant hereunder, except to the extent such information (a) was or becomes generally available to the public other than as a result of disclosure by Landlord, or (b) was or becomes available on a non-confidential basis from a source other than Tenant; provided, however, that
Landlord may disclose such information (i) pursuant to any requirement of any
Governmental Authority or any applicable Requirement; (ii) pursuant to subpoena or other court process; (iii) to the extent reasonably required in connection with the exercise of any remedy hereunder; (iv) to Landlord's partners, members, shareholders, managers, independent auditors and other professional advisors on a need to know basis but solely for the purpose set forth above and with the understanding that such Person keep such information confidential to the same extent required by Landlord hereunder; (v) to any purchaser or lender, actual or potential, on a need to know basis but solely for the purpose set forth above and with the understanding that such Person keep such information confidential to the same extent required by Landlord hereunder.

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                                   ARTICLE 36

                                 MISCELLANEOUS

         Section 36.1 Delivery. This Lease shall not be binding upon Landlord or
Tenant unless and until Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.

         Section 36.2 Transfer of Real Property. Landlord's obligations under this Lease shall not be binding upon the Landlord named herein after the sale, conveyance, assignment or transfer or lease of Landlord's interest (collectively a "Transfer") by Landlord (or upon any subsequent landlord after the Transfer by such subsequent landlord) of its interest in the Building or the Real Property, as the case may be, and in the event of any such Transfer, Landlord (and any such subsequent landlord) shall be entirely freed and relieved of all covenants and obligations of Landlord hereunder, and the transferee of Landlord's interest
(or that of such subsequent landlord) in the Building or the Real Property, as the case may be, shall be deemed to have assumed all obligations under this
Lease.

         Section 36.3 Limitation on Liability. The liability of Landlord for
Landlord's obligations under this Lease shall be limited to Landlord's interest from time to time in the Real Property and Tenant shall not look to any other property or assets of Landlord or the property or assets of any Indemnitees in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations; and none of the
Indemnitees shall be personally liable for the performance of Landlord's obligations under this Lease.

         Section 36.4 Rent. Notwithstanding anything to the contrary contained in this Lease, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated Fixed Rent, Tenant's Tax
Payment, Tenant's Operating Payment, Additional Rent or Rent, shall constitute rent for the purposes of Section 502(b)(6) of the United States Bankruptcy Code
and other Requirements.

         Section 36.5 Entire Agreement. This Lease (including any Schedules and
Exhibits referred to herein and all supplementary agreements provided for herein) contains the entire agreement between the parties and all prior negotiations and agreements are merged into this Lease. All of the Schedules and
Exhibits attached hereto are incorporated in and made a part of this Lease, provided that in the event of any inconsistency between the terms and provisions of this Lease and the terms and provisions of the Schedules and Exhibits hereto, the terms and provisions of this Lease shall control. All Article and Section references set forth herein shall, unless the context otherwise requires, be deemed references to the Articles and Sections of this Lease.

                                       72

         Section 36.6 Governing Law. This Lease shall be governed in all respects by the laws of the State of New York.

         Section 36.7 Unenforceability. If any provision of this Lease, or its application to any Person or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Lease or the application of such provision to any other Person or any other circumstance
(other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

         Section 36.8 Consent to Jurisdiction. (a) Except as expressly provided to the contrary in this Lease, Tenant agrees that all disputes arising, directly or indirectly, out of or relating to this Lease, and all actions to enforce this
Lease, shall be dealt with and adjudicated in the state courts of the State of
New York or the federal courts for the Southern District of New York; and for that purpose Tenant expressly and irrevocably submits itself to the jurisdiction of such courts. Tenant agrees that so far as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Lease, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon it in any such court. Tenant further agrees that judgment against it in any such action or proceeding shall be conclusive and, to the extent permitted by applicable law, may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of its indebtedness.

             (b) To the extent that Tenant has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property,
Tenant irrevocably waives such immunity in respect of its obligations under this
Lease.

         Section 36.9 Landlord's Agent. Unless Landlord shall render written notice to Tenant to the contrary, Tishman Speyer Properties, L.P. is authorized to act as Landlord's agent in connection with the performance of this Lease, and
Tenant shall direct all correspondence and requests to, and shall be entitled to rely upon correspondence received from, Tishman Speyer Properties, L.P., as agent for the Landlord in accordance with Article 27. Tenant acknowledges that
Tishman Speyer Properties, L.P. is acting solely as agent for Landlord in connection with the foregoing; and neither Tishman Speyer Properties, L.P. nor any of its direct or indirect partners, officers, shareholders, directors, employees, principals, agents or representatives shall have any liability to
Tenant in connection with the performance of this Lease, and Tenant waives any and all claims against any and all of such parties arising out of, or in any way connected with, this Lease, the Building or the Real Property.

                                       73

         Section 36.10 Estoppels. (a) Within seven days following request from
Landlord, any Mortgagee or any Lessor, Tenant shall deliver to Landlord a written statement executed and acknowledged by Tenant, in form satisfactory to
Landlord, (i) stating the Commencement Date, and the Expiration Date, and that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (ii) setting forth the date to which the Fixed Rent and any Additional Rent have been paid, together with the amount of monthly Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment then payable, (iii) stating whether or not, to the best of Tenant's knowledge,
Landlord is in default under this Lease, and, if Tenant asserts that Landlord is in default, setting forth the specific nature of any such defaults, (iv) stating whether Landlord has failed to complete any work required to be performed by
Landlord under this Lease, (v) stating whether there are any sums payable to
Tenant by Landlord under this Lease, (vi) stating the amount of the Security
Deposit, if any, under this Lease, (vii) stating whether there are any subleases or assignments affecting the Premises, (viii) stating the address of Tenant to which all notices and communications under the Lease shall be sent, and (ix)
responding to any other matters reasonably requested by Landlord, such Mortgagee or such Lessor. Tenant acknowledges that any statement delivered pursuant to this Section 36.10(a) may be relied upon by any purchaser or owner of the Real
Property or the Building, or all or any portion of Landlord's interest in the
Real Property or the Building or any Superior Lease, or by any Mortgagee, or
assignee thereof or by any Lessor, or assignee thereof.

             (b) From time to time, within seven days following a request by
Tenant, Landlord shall deliver to Tenant a written statement executed and acknowledged by Landlord, in form reasonably acceptable to Tenant and Landlord,
(i) stating the Commencement Date, the Rent Commencement Date and the Expiration
Date, and that this Lease is then in full force and effect and has not been modified (or, if modified, setting forth all modifications), (ii) setting forth the date to which the Fixed Rent and all Additional Rent have been paid, together with the amount of monthly Fixed Rent, Tenant's Tax Payment and
Tenant's Operating Payment then payable, and (iii) stating whether or not, to
Landlord's knowledge, Tenant is in default under this Lease, and, if Landlord asserts that Tenant is in default, setting forth the specific nature of all such defaults. Landlord acknowledges that any statement delivered pursuant to this
Section 36.10(b) may be relied upon by any prospective or actual sublessee of the Premises or assignee of this Lease, or permitted transferee of or successor to Tenant.

         Section 36.11 Certain Rules of Interpretation. For purposes of this
Lease, whenever the words "include", "includes", or "including" are used, they shall be deemed to be followed by the words "without limitation" and, whenever the circumstances or the context requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa. This Lease shall be interpreted and enforced without the aid of any canon, custom or rule of law requiring or suggesting construction against the party drafting or causing the drafting of the provision in question.

                                       74

         Section 36.12 Captions. The captions in this Lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.

         Section 36.13 Parties Bound. The terms, covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of
Landlord and Tenant and, except as otherwise provided in this Lease, to their respective legal representatives, successors, and assigns.

         Section 36.14 Directory. The lobby shall contain a computerized directory wherein the Building's tenants shall be listed with a capacity for up to 50 listings per floor for Tenant and others permitted to occupy the Premises hereunder, provided Tenant shall be entitled to such proportion of such listings as the Agreed Area of Premises is to the rentable square foot area of such floor. From time to time, but not more frequently than once every three (3)
months, Landlord shall reprogram the computerized directory to reflect such changes in the listings therein as Tenant shall request.

         Section 36.15 Counterparts. This Lease may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

         Section 36.16 Memorandum of Lease. Neither this Lease nor a memorandum in respect of this Lease shall be recorded.

         Section 36.17 Survival. All obligations and liabilities of Landlord or
Tenant to the other which accrued before the expiration or other termination of this Lease, and all such obligations and liabilities which by their nature or under the circumstances can only be, or by the provisions of this Lease may be, performed after such expiration or other termination, shall survive the expiration or other termination of this Lease. Without limiting the generality of the foregoing, the rights and obligations of the parties with respect to any indemnity under this Lease, and with respect to Fixed Rent, Tenant's Tax
Payment, Tenant's Operating Payment and any other amounts payable under this
Lease, shall survive the expiration or other termination of this Lease.

                                   ARTICLE 37

                                 RENEWAL OPTION

         Section 37.1 Exercise of Option. Tenant shall have the right, to renew the Term for all of the Premises for a single renewal term (the "Renewal Term")
of five (5) years by notice (the "Renewal Notice") delivered to Landlord not less than 18 months prior to the Expiration

                                       75

Date, time being of the essence; provided, however, that (a) Tenant shall not be in default under any of the terms, covenants or conditions of this Lease either on the date the Renewal Notice is given or on the Renewal Term Commencement Date
(as hereinafter defined), and (b) the Named Tenant shall not have assigned this
Lease, and shall be in occupancy of at least 80% of the rentable area of the
Premises, provided, further, however, that if Named Tenant shall be in occupancy of at least 90% of the rentable area of the 23rd Floor Premises, Named Tenant shall have the right, notwithstanding any of the foregoing to the contrary, to renew the Term for such full floor of the Premises in accordance with the terms hereof. Upon the giving of the Renewal Notice (which Renewal Notice shall specify the space being renewed), this Lease in respect of the Premises or the
23rd Floor Premises, as the case may be, shall be deemed renewed for the Renewal
Term with the same force and effect as if the Renewal Term had originally been included in the Term. The Renewal Term shall commence on the day after the
Expiration Date (the "Renewal Term Commencement Date") and shall terminate on the day preceding the fifth (5th) anniversary of the Renewal Term Commencement
Date or such earlier date as this Lease shall terminate pursuant to any of the terms of this Lease. If Tenant renews the Term in respect of the 23rd Floor
Premises only, Tenant shall prior to the Renewal Term Commencement Date close any slab penetrations in the Premises.

         Section 37.2 Terms. All of the terms, covenants and conditions of this
Lease shall continue in full force and effect in respect of the Premises or the
23rd Floor Premises, as the case may be, during the Renewal Term, except that
(a) the Fixed Rent for the Renewal Term shall be in an amount equal to 100% of the Fair Market Value (as hereinafter defined), (b) Tenant shall have no further right to renew the Term, (c) the Base Tax Year shall be the Tax Year commencing on the July 1st prior to the Renewal Term Commencement Date, and (d) the Base
Expense Year shall be the Comparison Year commencing on the January 1st prior to the Renewal Term Commencement Date. Any termination, cancellation or surrender of the entire interest of Tenant under this Lease at any time during the Term shall terminate any right of renewal of Tenant hereunder.

         Section 37.3 Fair Market Value. "Fair Market Value", in respect of the
Premises or the 23rd Floor Premises, as the case may be, shall mean the fair market annual rental value of the Premises or the 23rd Floor Premises, as the case may be, at the commencement of the Renewal Term for a term equal to the
Renewal Term, as determined by Landlord based on comparable space in the
Building, including all of Landlord's services provided for in this Lease, and with (a) the Premises or the 23rd Floor Premises, as the case may be, considered as vacant, and in the "as is" condition existing on the Renewal Term
Commencement Date, (b) the Base Tax Year being the Tax Year commencing on the
July 1st prior to the Renewal Term Commencement Date, and (c) the Base Expense
Year being the Comparison Year commencing on the January 1st prior to the
Renewal Term Commencement Date. The calculation of Fair Market Value shall also be adjusted to take into account all relevant factors. Prior to the commencement of the Renewal Term, Landlord shall deliver to Tenant Landlord's determination of Fair Market Value.

                                       76

         Section 37.4 Arbitration. If Tenant shall dispute Landlord's determination of Fair Market Value, Tenant shall give notice to Landlord of such dispute within 10 days after the delivery of Landlord's determination to Tenant, and such dispute shall be determined by a single arbitrator appointed in accordance with the American Arbitration Association Real Estate Valuation
Arbitration Proceeding Rules. If no notice of dispute is given by Tenant within such 10-day period (time being of the essence), then Landlord's determination shall be binding on Tenant. The arbitrator shall be impartial and shall have not less than 10 years' experience in the County of New York related to the leasing of commercial office space in office buildings comparable to the Building, and the fees of the arbitrator shall be shared by Landlord and Tenant. Within 15 days following the appointment of the arbitrator, Landlord and Tenant shall attend a hearing before the arbitrator at which each party shall submit a report setting forth its determination of Fair Market Value, together with such information on comparable rentals and such other evidence as such party shall deem relevant. The arbitrator shall, within 30 days following such hearing and submission of evidence, render his or her decision by selecting the determination of Fair Market Value submitted by either Landlord or Tenant which, in the judgment of the arbitrator, most nearly reflects the Fair Market Value.
The arbitrator shall have no power or authority to select any Fair Market Value other than a Fair Market Value submitted by Landlord or Tenant or to modify any of the provisions of this Lease, and the decision of the arbitrator shall be final and binding upon Landlord and Tenant. Prior to the determination of the arbitrator, Tenant shall pay Fixed Rent based on Landlord's determination of
Fair Market Value submitted to Tenant pursuant to Section 37.3, and following the arbitrator's final determination, the amount of any overpayment or underpayment shall be appropriately adjusted between the parties.

         Section 37.5 Agreement of Terms. Landlord and Tenant, at either party's request, shall promptly execute and exchange an appropriate agreement evidencing the extension of the Term for the Renewal Term, and the terms thereof in a form reasonably satisfactory to both parties, but no such agreement shall be necessary in order to make the provisions hereof effective.

                                   ARTICLE 38

                              RIGHT OF FIRST OFFER

Section 38.1 Exercise of Right. If at any time prior to the last 24 months of the Term (as the same may be extended) all of the rentable area of the 24th floor of the Building that is not subject to this Lease (such space being hereinafter referred to as the "Expansion Space") is, or Landlord reasonably believes the same is to become, Available (as hereinafter defined) after having been leased by Landlord after the date of this Lease to a new tenant or occupant and Landlord proposes to lease the Expansion Space, Landlord shall deliver notice thereof to Tenant (the "Expansion Notice") setting forth Landlord's determination of the

                                       77

Expansion Space Fair Market Value (as hereinafter defined) and the date Landlord reasonably anticipates that such Expansion Space will become Available. Provided that all of the conditions precedent set forth in this Article 38 are fully satisfied by Tenant, Tenant shall have the option (the "Expansion Option"), exercisable by Tenant delivering irrevocable notice to Landlord ("Acceptance
Notice") within 10 Business Days of the giving by Landlord of the Expansion
Notice, time being of the essence, to lease the Expansion Space upon the terms and conditions set forth in this Article 38. The Expansion Option may be exercised only with respect to all of the Expansion Space. If Tenant fails to timely give an Acceptance Notice with respect to the Expansion Space, Tenant shall be deemed to have rejected Landlord's offer to lease the Expansion Space and Landlord shall have no further obligation, and Tenant shall have no further rights, with respect to the Expansion Space during the Term.

         Section 38.2 Definitions. (a) "Available" shall mean that at the time in question (i) no Person leases or occupies the Expansion Space, whether pursuant to a lease or other agreement, and (ii) no Person holds any option or right to lease or occupy the Expansion Space, or to renew its lease or right of occupancy thereof. So long as a tenant or other occupant leases or occupies a portion of the Expansion Space, Landlord shall be free to extend any such tenancy or occupancy, whether or not pursuant to a lease or other agreement, and such space shall not be deemed to be Available. In no event shall Landlord be liable to Tenant for any failure by any then existing tenant or occupant to vacate the Expansion Space. From and after the date Landlord enters into a lease or other occupancy agreement with respect to the Expansion Space with a Person,
Landlord shall not grant any rights to any tenant or other occupant of the
Building with respect to the Expansion Space unless such rights are subordinate to the rights granted Tenant hereunder, except to the initial Tenant or occupant of the Expansion Space after the date of this Lease and to new tenants or occupants of the Expansion Space after Landlord shall have duly offered the
Expansion Space to Tenant pursuant to this Article 38.

         (b) "Expansion Space Fair Market Value," with respect to the Expansion
Space, shall mean the fair market annual rental value of the Expansion Space at the commencement of the leasing of the Expansion Space for a term commencing on the Expansion Space Commencement Date (as hereinafter defined) and ending on the
Expiration Date, as determined by Landlord based on comparable space in the
Building, including all of Landlord's services provided for in the Lease and with (i) the Expansion Space considered as vacant and in the "as is" condition which same shall be in on the Expansion Space Commencement Date, (ii) the Base
Tax Year being the Tax Year commencing on the July 1st immediately preceding the
Expansion Space Commencement Date and (iii) the Base Expense Year being the
Comparison Year commencing on the January 1st immediately preceding the
Expansion Space Commencement Date. The calculation of Expansion Space Fair
Market Value shall also be adjusted to take into account any other relevant factors.

         Section 38.3 Conditions to Exercise. Tenant shall have no right to exercise the Expansion Option unless all of the following conditions have been satisfied on the date the

                                       78

Acceptance Notice is delivered to Landlord and on the Expansion Space
Commencement Date:

             (a) No Event of Default shall have occurred and be continuing;

             (b) Premises; and Tenant shall be in occupancy of 85% of the rentable area of the

             (c) There shall not have occurred any material adverse change in the financial condition of Tenant from the condition described on the financial statements submitted by Tenant to Landlord in connection with this Lease.

         Section 38.4 Incorporation of Expansion Space. Effective as of the date on which Landlord delivers vacant possession of the Expansion Space to Tenant
(the "Expansion Space Commencement Date"):

             (a) Fixed Rent for the Expansion Space shall be the Expansion Space
Fair Market Value as determined in accordance with this Article 38.

             (b) Tenant shall pay Tenant's Tax Payment and Tenant's Operating
Payment with respect to the Expansion Space in accordance with the provisions of
Article 8, except that (i) the Base Tax Year shall be the Tax Year commencing on the July 1st immediately preceding the Expansion Space Commencement Date, and
(ii) the Base Expense Year shall be the Comparison Year commencing on the
January 1st immediately preceding the Expansion Space Commencement Date;

             (c) The rentable square footage of the Expansion Space shall be
4,921 (which the parties agree shall be the rentable square footage of the
Expansion Space for all purposes of this Lease), the Agreed Area of Premises in respect of the 24th Floor Premises shall be increased to 11,465 rentable square feet and Tenant's Proportionate Share in respect of Operating Expenses shall be increased to 4.3261% and in respect of Taxes shall be increased to 4.1472%;

             (d) The Expansion Space shall be delivered in its "as is"
condition, and Landlord shall not be obligated to perform any work with respect thereto or make any contribution to Tenant to prepare Expansion Space for
Tenant's occupancy;

             (e) The Security Deposit shall be increased by an amount equal to
(i) the then existing amount of the Security Deposit then required pursuant to
Article 35, divided by the number of rentable square feet then contained in the
Premises, multiplied by (ii) 4,921, which additional Security Deposit shall be subject to increase and reduction on the same terms and in the same manner as provided in Section 35.5 as if such amount were included therein; and

                                       79

             (f) The Expansion Space shall be added to and be deemed to be a part of the 24th Floor Premises and the Premises for all purposes of this Lease
(except as otherwise provided in this Section 38).

         Section 38.5 Possession. In no event shall Landlord be obligated to incur any fee, cost, expense or obligation, nor to prosecute any legal action or proceeding, in connection with the delivery of the Expansion Space to Tenant nor shall Tenant's obligations under this Lease with respect to the Premises or the
Expansion Space be affected thereby. Landlord shall not be subject to any liability and this Lease shall not be impaired if Landlord shall be unable to deliver possession of the Expansion Space to Tenant on any particular date.
Tenant hereby waives any right to rescind this Lease or the Acceptance Notice under the provisions of Section 223-a of the Real Property Law of the State of
New York, and agrees that the provisions of this Section 38.5 are intended to constitute "an express provision to the contrary" within the meaning of said
Section 223-a. Landlord agrees that it shall not waive any rights it may have against any Person holding over in the Expansion Space, without any obligation to enforce any such rights.

         Section 38.6 Arbitration. If Tenant shall dispute Landlord's determination of the Expansion Space Fair Market Value, Tenant shall give notice to Landlord of such dispute within 10 days following the delivery of Landlord's determination to Tenant, and such dispute shall be determined by a single arbitrator appointed in accordance with the American Arbitration Association
Real Estate Valuation Arbitration Proceeding Rules. If no notice of any dispute is given within such 10 day period (time being of the essence), then Landlord's determination shall be binding upon Tenant. The arbitrator shall be impartial and shall have not less than 10 years' experience in the County of New York in a calling related to the leasing of commercial office space in office buildings comparable to the Building, and the fees of the arbitrator shall be shared by
Landlord and Tenant. Within 15 days following the appointment of the arbitrator,
Landlord and Tenant shall attend a hearing before the arbitrator at which each party shall submit a report setting forth its determination of the Expansion
Space Fair Market Value, together with such information on comparable rentals and such other evidence as such party shall deem relevant. The arbitrator shall, within 30 days following such hearing and submission of evidence, render his or her decision by selecting the determination of the Expansion Space Fair Market
Value submitted by either Landlord or Tenant which, in the judgment of the arbitrator, most nearly reflects the Expansion Space Fair Market Value. The arbitrator shall have no power or authority to select any Expansion Space Fair
Market Value other than an Expansion Space Fair Market Value submitted by
Landlord or Tenant or to modify any of the terms and provisions of this Lease, and the decision of the arbitrator shall be final and binding upon Landlord and
Tenant. Prior to the determination of the arbitrator, Tenant shall pay Fixed
Rent based on Landlord's determination of the Expansion Space Fair Market Value, and following the arbitrator's final determination, the amount of any overpayment or underpayment shall be adjusted between the parties.

                                       80

         Section 38.7 Agreement of Terms. Landlord and Tenant, at either party's request, shall promptly execute and exchange an appropriate agreement evidencing the leasing of the Expansion Space and the terms thereof in a form reasonably satisfactory to both parties, but no such agreement shall be necessary in order to make the provisions hereof effective.

                                   ARTICLE 39

                                 SATELLITE DISH

         Section 39.1 Right to Install Satellite Dish. (a) Tenant has the option
(the "Satellite Option"), subject to the availability of roof space as determined by Landlord in its sole discretion, to install- and operate for its own use (and not for broadcasting to others for a fee or for resale purposes) a satellite dish, communication antenna, microwave equipment, other telecommunications equipment and related equipment, mountings, wiring and support (collectively, the "Satellite Dish") on a portion of the roof of the
Building in a location determined by Landlord in its sole discretion, provided that (i) the size (which shall not exceed 2 square feet in diameter) and type of such Satellite Dish shall be approved by Landlord, (ii) Tenant shall comply with all applicable Requirements (including the obtaining of all required permits and licenses, and the maintenance thereof and shall provide Landlord or its designee with true and complete copies thereof prior to the installation or use of the
Satellite Dish), it being understood that Landlord shah, subject to reimbursement for all reasonable out-of-pocket expenses, reasonably cooperate with Tenant in connection therewith, including, without limitation, by executing and delivering to Tenant such applications, instruments and other documents as
Tenant may reasonably request in connection therewith, (iii) the manner of installation shall be approved by Landlord, which approval shall not be unreasonably withheld, and (iv) the installation of Tenant's Satellite Dish shall constitute an Alteration and shall be performed in accordance with the provisions of Article 5. If Tenant shall exercise the Satellite Option, Landlord will make available to Tenant, in accordance with Article 5, access to the roof for the construction, installation, maintenance, repair, operation, replacement, substitution and use of Tenant's Satellite Dish, as well as space in the
Building to run electrical and telecommunications conduits or cables from such
Satellite Dish to a point of entry in the Premises. All of the provisions of this Lease shall apply to the construction, installation, maintenance, repair, operation, replacement, substitution and use of the Satellite Dish, including provisions relating to compliance with Requirements, insurance, indemnity, repairs and maintenance as if the Satellite Dish were part of the Premises.
Tenant's Satellite Dish shall be treated for all purposes of this Lease as if it were a Specialty Alteration. Tenant shall pay all costs of electricity in connection with the use of the Satellite Dish.

             (b) Tenant's Satellite Dish may not cause interference or damage to other tenants in or occupants of the Building or any Building Systems.

                                       81

             (c) Landlord shall charge Tenant an annual fee for the use of the area where the Satellite Dish is placed equal to the established fee from time to time in effect for the Building. Tenant shall pay such annual fee in equal monthly installments, at the time and in the manner Fixed Rent is payable hereunder.

         Section 39.2 Relocation. At any time following Tenant's installation of the Satellite Dish, Landlord may, upon reasonable prior notice to Tenant, direct
Tenant to relocate such Satellite Dish to a location designated by Landlord on the roof of the Building and providing substantially comparable reception and transmission as was afforded by the prior location, and Tenant shall relocate its Satellite Dish as soon as reasonably practicable thereafter (and, in any event, within 30 days after receipt of Landlord's notice). The cost of relocating the Satellite Dish shall be borne by Tenant if such relocation shall be necessary due to any interference with other installations existing on the date the Satellite Dish was installed, any Requirement or any act or omission of
Tenant (other than mere use), including Tenant's failure to comply with Section
39.1(b). If the relocation shall be required for any other reason, the cost of the relocation shall be borne by Landlord.

         Section 39.3 Compliance with Requirements; Damage; Maintenance Taxes;
etc. (a) Landlord shall not be responsible for complying with any Requirements
(including the obtaining of any required permits or licenses, or the maintenance thereof) relating to the Satellite Dish, nor shall Landlord be responsible for any damage that may be caused to Tenant or the Satellite Dish by any other tenant or occupant of the Building. Landlord makes no representation that
Tenant's Satellite Dish will be able to receive or transmit communication signals without interference or disturbance (whether or not by reason of the installation or use of similar equipment by others on the roof) and Tenant agrees that Landlord shall not be liable to Tenant therefor, it being understood that Landlord shall reasonably cooperate with Tenant to relocate, at Tenant's sole expense, the Satellite Dish to an alternate location, to the extent available at the Building, where the Satellite Dish will be able to receive or transmit such communication signals without interference or disturbance.
Tenant's use and operation of the Satellite Dish shall also comply with all
Requirements.

             (b) Tenant, at Tenant's sole cost and expense, shall paint and maintain the Satellite Dish in white or such other color as Landlord shall determine (provided such color or painting of the Satellite Dish does not adversely affect the operation of the Satellite Dish) and shall install such lightning rods or air terminals on or about the Satellite Dish as Landlord may reasonably require.

             (c) Tenant shall (i) be solely responsible for any damage caused as a result of the use, installation or maintenance of the Satellite Dish, (ii)
promptly pay any tax, license, permit or other fees or charges imposed pursuant to any Requirements relating to the construction, installation, maintenance, repair, operation or use of the Satellite Dish, (iii) at its sole cost and expense, promptly comply with all precautions and safeguards required by

                                       82

Landlord's insurance company and all Governmental Authorities in connection with the ownership, use, installation or maintenance and operation of the Satellite
Dish, and (iv) at its sole cost and expense, maintain the Satellite Dish in a safe and orderly condition, so as not to interfere with other tenants or occupants in the Building or the operation by others of equipment on the roof of the Building.

         Section 39.4 No Leasehold Interest. Tenant acknowledges and agrees that the privileges granted Tenant under this Article 39, if exercised, shall not be deemed to grant Tenant a leasehold or other real property interest in the
Building or any portion thereof in connection with the Satellite Dish.

                                       83

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                   TST 300 PARK, L.P., Landlord

                                   By: TST 300 PARK CORP., its general partner

                                   By:  /s/Bruce D. Saber
                                        ----------------------------

                                   Name:  Bruce D. Saber

                                   Title: Vice President

                                   GREENHILL & CO.  LLC, Tenant

                                   By: /s/ Jeffrey P. Williams
                                       -----------------------------
                                   Name:  Jeffrey P. Williams
                                   Title: Mng. Director

                                   Tenant's Federal Identification Number:

                                   13-3867900

                                       84

                                 ACKNOWLEDGMENT

STATE OF NEW YORK   )
                    ) s.s.:
COUNTY OF NEW YORK  )

         On this 11th day of February, in the year 2000 before me, the undersigned, a Notary Public in and said State, personally appeared Jeffrey P.
Williams personally known to me or proved to me on the basis of satisfactory evidence to be the individuals) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                        /s/ Peter Krause
                                        ----------------
                                        Notary Public
                                                PETER C. KRAUSE
                                        NOTARY PUBLIC, State of New York
                                                 No. 31-5006691
                                             Qualified in New York
                                           Commission Expires 1/4/01

                                   EXHIBIT A

                                  FLOOR PLANS

         The floor plans which follow are intended solely to identify the general location of the Premises, and should not be used for any other purpose.
All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                  See Attached

                                  Exhibit A-1

Floor 23 - 300 Park Avenue [Graphic Omitted]

                                  Exhibit A-2

Floor 24 - 300 Park Avenue [Graphic Omitted]

                                   EXHIBIT B

                                  DEFINITIONS

         Affiliate: With respect to any Person, any other Person that, directly or indirectly (through one or more intermediaries), Controls, is Controlled by, or is under common Control with, such first Person.

         Base Rate: The annual rate of interest publicly announced from time to time by Citibank, N.A., or its successor, in New York, New York as its "base rate" (or such other term as may be used by Citibank, N.A., from time to time, for the rate presently referred to as its "base rate").

         Building Systems: The mechanical, electrical, plumbing, sanitary, sprinkler, heating, ventilation and air conditioning, security, life-safety, elevator and other service systems or facilities of the Building up to (but not including) the point of localized distribution to the Premises (excluding, however, supplemental HVAC systems of tenants (including Tenant), sprinklers and the horizontal distribution systems within and servicing the Premises and by which mechanical, electrical, plumbing, sanitary, heating, ventilating and air conditioning, security, life-safety and other service systems are distributed from the base Building risers, feeders, panelboards, etc. for provision of such services to the Premises).

         Business Days: All days, excluding Saturdays, Sundays and all days observed by either the State of New York, the Federal Government or the labor unions servicing the Building as holidays.

         Code: The Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

         Consumer Price Index: The Consumer price Index for All Urban Customers,
CPI-U, published by the Bureau of Labor Statistics of the United States
Department of Labor, New York - Northern New Jersey-Long Island, NY-NJ-CT Area
`All Items' (1982-84=100), or any successor index thereto covering New York
City, appropriately adjusted. In the event that the Consumer Price Index is converted to a different standard reference base or otherwise revised, the determination of adjustments provided for herein shall be made with the use of such conversion factor, formula or table for converting the Consumer Price Index as may be published by the Bureau of Labor Statistics, or, if said Bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by Prentice-Hall, Inc., or any other nationally recognized publisher of similar statistical information. If the Consumer Price
Index ceases to be published, and there is no successor

                                       2

thereto, such other index as Landlord shall select and Tenant shall approve, such approval not to be unreasonably withheld, shall be substituted for the
Consumer Price Index.

         Control: (i) (a) The ownership, directly or indirectly, of more than
50% of the voting stock of a corporation, or (b) in the case of any Person which is not a corporation, the ownership, directly or indirectly, of more than 50% of the beneficial ownership interest in such Person, or (ii) in the case of any such Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person.

         Cost Per Kilowatt Hour: (a) The total cost for electricity incurred by
Landlord to service the Building during a particular billing period (including energy charges, demand charges, surcharges, time-of-day charges, fuel adjustment charges, rate adjustment charges, taxes, rebates and any other factors used by the public utility company in computing its charges to Landlord), divided by (b)
the total kilowatt hours purchased by Landlord to provide electricity to the
Building during such period.

         Deficiency: The difference between (a) the Fixed Rent and Additional
Rent for the period which otherwise would have constituted the unexpired portion of the Term (assuming the Additional Rent for each year thereof to be the same as was payable for the year immediately preceding such termination or re-entry), and (b) the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of this Lease for any part of such period (after first deducting from such rents all expenses incurred by Landlord in connection with the termination of this Lease, Landlord's re-entry upon the Premises and such reletting, including repossession costs, brokerage commissions, attorneys'
fees and disbursements, and alteration costs).

         Excluded Expenses: (a) Taxes; (b) franchise or income taxes imposed upon Landlord; (c) mortgage amortization and interest; (d) leasing commissions;
(e) the cost of tenant installations and decorations incurred in connection with preparing space for any Building tenant, including workletters and concessions;
(f) ground rent, if any; (g) wages, salaries and benefits paid to any persons above the level of the immediate supervisor of the Building Manager and excluding the wages, salaries and benefits of such supervisor to the extent such supervisor provides services to buildings other than the Building; (h) legal and accounting fees relating to (A) disputes with tenants, prospective tenants or other occupants of the Building, (B) disputes with purchasers, prospective purchasers, mortgagees or prospective mortgagees of the Building or the Real
Property or any part of either, or (C) negotiations of leases, contracts of sale or mortgages; (i) costs of services provided to other tenants of the Building on a "rent-inclusion" basis which are not provided to Tenant on such basis; (j)
costs that are reimbursed out of insurance, warranty or condemnation proceeds, or which are reimbursable by Tenant or other tenants other than pursuant to an expense escalation clause; (k) costs in the nature of penalties or fines; (l)
costs for services, supplies or repairs paid to any related entity in excess of costs that would be payable in an "arm's length" or unrelated situation; (m)
allowances, concessions or other costs and expenses of

                                        3

improving or decorating any demised or demisable space in the Building; (n)
advertising and promotional expenses in connection with leasing of the Building;
(o) the costs of installing, operating and maintaining a specialty improvement, including a cafeteria, lodging or private dining facility, or an athletic, luncheon or recreational club unless Tenant is permitted to make use of any such facility without additional cost or on a subsidized basis consistent with other users; (p) any costs or expenses (including fines, interest, penalties and legal fees) arising out of Landlord's failure to timely pay Operating Expenses or
Taxes; (q) costs incurred in connection with the removal, encapsulation or other treatment of asbestos or any other Hazardous Materials existing in the Premises as of the date hereof, and (r) the cost of capital improvements other than those expressly included in Operating Expenses pursuant to Section 8.1 of this Lease.

         Governmental Authority (Authorities): The United States of America, the
City, County or State of New York, or any political subdivision, agency, department, commission, board, bureau or instrumentality of any of the foregoing, or any landmarks preservation agency (or other entity designated or accepted for such purpose by any Governmental Authority or landmarks preservation agency), now existing or hereafter created, having jurisdiction over the Real Property or any portion thereof or the curbs, sidewalks, and areas adjacent thereto.

         Hazardous Materials: Any substances, materials or wastes currently or in the future deemed or defined in any Requirements as "hazardous substances",
"toxic substances", "contaminants", "pollutants" or words of similar import.

         HVAC Systems: The Building System designed to provide heating, ventilation and air conditioning.

         Indemnitees: Landlord, Landlord's Agent, each Mortgagee and Lessor, and each of their respective direct and indirect partners, officers, shareholders, managers, directors, members, trustees, beneficiaries, employees, principals, contractors, licensees, invitees, servants, agents and representatives.

         Lessor: A lessor under a Superior Lease. Mortgage(s): Any mortgage, trust indenture or other financing document (including any assignment of leases and rents) which may now or hereafter affect the Premises, the Real Property, the Building or any Superior Lease and the leasehold interest created thereby, and all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder.

         Mortgagee(s): Any mortgagee, trustee or other holder of a Mortgage.

                                       4

         Person: Any individual, corporation, partnership, limited liability company, limited liability partnership, joint venture, estate, trust, unincorporated association, business trust, tenancy-in common or other entity, or any Governmental Authority.

         Prohibited Use: Any use or occupancy of the Premises that in Landlord's reasonable judgment would be likely to: (a) cause damage to the Building, the
Premises or any equipment, facilities or other systems therein; (b) impair the appearance of the Premises or the Building; (c) interfere with the efficient and economical maintenance, operation and repair of the Premises or the Building or the equipment, facilities or systems thereof; (d) adversely affect any service provided to, and/or the use and occupancy by, any Building tenant or occupants;
(e) violate the certificate of occupancy issued for the Premises or the Building or (f) adversely affect the image of the Building as a first-class office location in midtown Manhattan. Prohibited Use also includes the use of any part of the Premises for: (i) a restaurant or bar; (ii) the preparation, consumption, storage, manufacture or sale of food or beverages (except in connection with vending machines and/or warming kitchens installed for the use of Tenant's employees only), liquor, tobacco or drugs; (iii) the business of photocopying, multilith or offset printing (except photocopying in connection with Tenant's own business); (iv) a typing or stenography business; (v) a school or classroom;
(vi) lodging or sleeping; (vii) the operation of retail facilities (meaning a business whose primary patronage arises from the generalized solicitation of the general public to visit Tenant's offices in person without a prior appointment)
of a savings and loan association or retail facilities of any financial, lending, securities brokerage or investment activity; (viii) a payroll office;
(ix) a barber, beauty or manicure shop; (x) an employment agency, executive search firm or similar enterprise; (xi) offices of any Governmental Authority, any foreign government, the United Nations, or any agency or department of the foregoing; (xii) the manufacture, retail sale, storage of merchandise or auction of merchandise, goods or property of any kind to the general public which could reasonably be expected to create a volume of pedestrian traffic substantially in excess of that normally encountered in the Premises; (xiii) the rendering of medical, dental or other therapeutic or diagnostic services; (xiv) a discount drug store or discount clothing store or a "fast food" restaurant; or (xv) any illegal purposes or any activity constituting a nuisance.

         Requirements: All present and future laws, rules, orders, ordinances, regulations, statutes, requirements, codes and executive orders, extraordinary and ordinary, of (i) all Governmental Authorities, including the Americans With
Disabilities Act, 42 U.S.C ss. 12101 (et seq.), New York City Local Law 58 of
1987, and any law of like import, and all rules, regulations and government orders with respect thereto, and any of the foregoing relating to Hazardous
Materials, environmental matters, public health and safety matters and landmarks preservation, (ii) any applicable fire rating bureau or other body exercising similar functions, affecting the Real Property or the maintenance, use or occupation thereof, or any street, avenue or sidewalk comprising a part of or in front thereof or any vault in or under the same and (iii) all requirements of all insurance bodies affecting the Premises.

                                       5

         Rules and Regulations: The rules and regulations annexed to and made a part of this Lease as Exhibit F, as they may be modified from time to time by
Landlord.

         Specialty Alterations: Alterations consisting of kitchens, pantries, executive bathrooms, raised computer floors, computer installations, safe deposit boxes, vaults, libraries or file rooms requiring reinforcement of floors, internal staircases, conveyors, dumbwaiters, and other Alterations of a similar character.

         Substantial Completion: As to any construction performed by any party in the Premises, including the Initial Installations, any Alterations or
Landlord's Work, "Substantial Completion" or "Substantially Completed" means that such work has been completed, as reasonably determined by Landlord's architect, in accordance with (a) the provisions of this Lease applicable thereto, (b) the plans and specifications for such work, and (c) all applicable
Requirements, except for minor details of construction, decoration and mechanical adjustments, if any, the non-completion of which does not materially interfere with Tenant's use of the Premises or which, in accordance with good construction practice, should be completed after the completion of other work to be performed in the Premises ("Punch List Items").

         Superior Lease(s): Any ground or underlying lease of the Real Property or any part thereof heretofore or hereafter made by Landlord and all renewals, extensions, supplements, amendments, modifications, consolidations, and replacements thereof.

         Tenant Delay: Any delay which results from any act or omission of any
Tenant Party, including delays due to changes in or additions to, or interference with any work to be done by Landlord, or delays by Tenant in submission of information approving working drawings or estimates or giving authorizations or approvals.

         Tenant Party: Any of Tenant, any Affiliate of Tenant, any subtenant or any other occupant of the Premises, or any of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, employees, principals, contractors, licensees, invitees, visitors, servants, agents, or representatives.

         Tenant's Property: Tenant's movable fixtures and movable partitions, telephone and other equipment, computer systems, trade fixtures, furniture, furnishings, and other items of personal property which are removable without material damage to the Premises or Building.

         Unavoidable Delays: Landlord's inability to fulfill or delay in fulfilling any of its obligations under this Lease expressly or impliedly to be performed by Landlord or Landlord's inability to make or delay in making any repairs, additions, alterations, improvements or decorations or Landlord's inability to supply or delay in supplying any equipment or fixtures, if
Landlord's inability or delay is due to or arises by reason of strikes,

                                       6

labor troubles or by accident, or by any cause whatsoever beyond Landlord's reasonable control, including Requirements, laws, governmental preemption in connection with a national emergency, shortages, or unavailability of labor, fuel, steam, water, electricity or materials, or delays caused by Tenant or other tenants, mechanical breakdown, acts of God, enemy action, civil commotion, fire or other casualty.

                                       7

                                   EXHIBIT C

                                LANDLORD'S WORK

The following work (unless otherwise specifically provided herein) shall be of material, manufacture, design, capacity, quality, finish and color of the standard adopted by Landlord for the Building and, where quantities are hereinafter specified, such quantities shall include any existing installations to the extent useable and used in the performance of such work.

1.  Demolish the existing tenant installations in the Premises.

2.  Provide copies of the ACP-5 certificates for the demolition work described in item 1 above.

3.  Demise the 24th Floor Premises.

4.  Provide sprinkler OS&Y valve on each floor of the Building on which the
    Premises is located.

5.  Provide a point or points of connection for Tenant's class E fire alarm system in compliance with Requirements in a location designated by Landlord.

6.  Repair damaged perimeter fan coils, as required.

7.  Fireproof exposed structural steel columns and beams in the Premises where required.

8.  Install new exterior windows in the Premises. Landlord shall not be obligated to install the new clear-glass lot line windows until Tenant completes the installation of the sprinkler system in the Premises in compliance with Requirements applicable to clear-glass lot line windows.

                                   EXHIBIT D

                              HVAC SPECIFICATIONS

         The HVAC System shall be capable of maintaining 75 degrees Fahrenheit plus or minus 2 degrees and 50% humidity (no humidity control), when outdoor conditions are 92 degrees Fahrenheit dry bulb and 73 degrees Fahrenheit wet bulb. The HVAC System shall be capable of maintaining 70 degrees Fahrenheit when outdoor temperature is 15 degrees dry bulb. The HVAC System is designed based upon (1) electrical usage of 4 watts per usable square foot for all purposes
(lighting and power), (2) occupancy rate of one person per 150 usable square feet, (3) the provision of 20 CFM of outside air ventilation per person, (4) ail windows in the Premises being closed and (5) shades fully drawn and partially closed.

                                   EXHIBIT E

                            CLEANING SPECIFICATIONS

GENERAL CLEANING

NIGHTLY

     General Offices:

     1.   All hard surfaced flooring to be swept using approved dustdown preparation.

     2.   Carpet sweep all carpets, moving only light furniture (desks, file cabinets, etc. not to be moved).

     3.   Hand dust and wipe clean all furniture, fixtures and window sills.

     4.   Empty all waste receptacles and remove wastepaper.

     5.   Wash clean all Building water fountains and coolers.

     6.   Sweep all private stairways.

     Lavatories:

     1.   Sweep and wash all floors, using proper disinfectants.

     2.   Wash and polish all mirrors, shelves, bright work and enameled surfaces.

     3.   Wash and disinfect all basins, bowls and urinals.

     4.   Wash all toilet seats.

     5.   Hand dust and clean all partitions, tile walls, dispensers and receptacles in lavatories and restrooms.

     6.   Empty paper receptacles, fill receptacles from tenant supply and remove wastepaper.

     7.   Fill toilet tissue holders from tenant supply.

     8.   Empty and clean sanitary disposal receptacles.

WEEKLY

     1.   Vacuum all carpeting and rugs.

     2.   Dust all door louvers and other ventilating louvers within a person's normal reach.

     3.   Wipe clean all brass and other bright work.

QUARTERLY

     High dust premises complete including the following:

     1.   Dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning.

     2.   Dust all vertical surfaces, such as walls, partitions, doors, bucks and other surfaces not reached in nightly cleaning.

     3.   Dust all venetian blinds.

     4.   Wash all windows.

                                       2

                                   EXHIBIT F

                             RULES AND REGULATIONS

         1. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades, screens or other obstructions shall be attached to or hung in or used in connection with any exterior window or entry door of the Premises, without the prior written consent of Landlord.

         2. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed to any part of the outside of the
Premises or Building or on the inside of the Premises if the same can be seen from the outside of the Premises without the prior written consent of Landlord.
Lettering on doors, if and when approved by Landlord, shall be inscribed, painted or affixed for Tenant in a size, color and style acceptable to Landlord.

         3. The grills, louvers, skylights, windows and doors that reflect or admit light and/or air into the Premises, halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other article be placed on the window sills, radiators or convectors.

         4. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a Building for offices, and upon written notice from
Landlord, Tenant shall refrain from or discontinue such advertising.

         5. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for any purpose other than ingress or egress to and from the Premises and for delivery of merchandise, equipment and other personal property in prompt and efficient manner, using elevators and passageways designated for such delivery by Landlord.

         6. Except in those areas designated by Tenant as "security areas", all locks or bolts of any kind shall be operable by the Grand Master Key. No locks shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in locks or the mechanism thereof which shall make such locks inoperable by said Grand Master Key. Tenant shall, upon the termination of its tenancy, turn over to Landlord all keys of stores, offices and toilet rooms, either furnished to or otherwise procured by Tenant and in the event of the loss of any keys furnished by Landlord, Tenant shall pay to Landlord the cost thereof.

         7. Tenant shall keep the entrance door to the Premises closed at all times.

         8. All removals or the carrying in or out of any freight, furniture, packages, boxes, crates or any other object or matter of any description must take place during Building standard hours. Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter which violates any of these Rules and
Regulations or the lease of which these Rules and Regulations are a part.
Landlord may require that any person leaving the public areas of the Building with any package, object or matter submit a pass, listing each package, object or matter being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of Tenant against the removal of property from the Premises.

         9. There shall not be used in any space or in the public halls of the
Building, either by Tenant or by jobbers or any others in the moving or delivery or receipt of safes, freight, furniture, packages, boxes, crates, paper, office material or any other matter or thing, any hand trucks except those equipped with rubber tires, side guards and such other safeguards as Landlord requires.

         10. None of Tenant's employees, visitors or contractors shall be permitted to have access to the Building's roof, mechanical, electrical or telephone rooms without permission from Landlord.

         11. Tenant shall not make or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring
Buildings or premises or those having business with them.

         12. Tenant shall not lay floor tile, or other similar floor covering so that the same shall come in direct contact with the floor of the Premises and, if such floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

         13. Neither Tenant nor any of Tenant's servants, employees, agents, visitors or licensees shall at any time bring or keep upon the Premises any hazardous material, inflammable, combustible or explosive fluid, chemical or substance except such minimal quantities as are incidental to normal office occupancy.

         14. Tenant shall not use or keep, or permit to be used or kept, any hazardous or toxic materials or any foul or noxious gas or substance in the
Premises, permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, vibrations or interfere in any way with other tenants or those having business therein.

                                       2

         15. Tenant shall not cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the Premises which would annoy other tenants or create a public or private nuisance.

         16. Except as specifically provided in the Lease, Tenant shall not do any cooking or conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others.

         17. Tenant may, at its sale cost and expense and subject to compliance with all applicable requirements of the Lease, install and maintain vending machines for the exclusive use by Tenant, its officers, employees and business guests, provided that each machine, where necessary, shall have a waterproof pan thereunder and be connected to a drain. Tenant shall not permit the delivery of any food or beverage to the Premises, except by persons approved by Landlord, which approval shall not be unreasonably withheld or delayed.

         18. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises, unless otherwise agreed to by Landlord in writing. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

         19. Tenant shall store all its trash, garbage and recyclables within its Premises. No material shall be disposed of which may result in a violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entry ways and elevators provided for such purposes and at such times as Landlord shall designate. Tenant shall use Building's hauler.

         20. Tenant shall, at its expense, provide artificial light for the employees of Landlord while doing janitor service or other cleaning, and in making repairs or alterations in the Premises.

         21. Tenant shall not mark, paint, drill into or in any way deface any part of the Premises or the Building, except with the prior written consent of
Landlord in the case of the Premises, which consent shall not be unreasonably withheld. No boring, cutting or stringing of wires shall be permitted, except with prior written consent of Landlord, and as Landlord may direct.

         22. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein.
All damages resulting from any misuse of the fixtures shall be borne by Tenant who or whose servants, employees, agents, visitors or licensees shall have caused the same.

                                       3

         23. Tenant, before closing and leaving the Premises at any time, shall see that all lights, water, faucets, etc. are turned off. All entrance doors in the Premises shall be left locked by Tenant when the Premises are not in use.

         24. No bicycles, in-line roller skates, vehicles or animals of any kind
(except for seeing eye dogs) shall be brought into or kept by Tenant in or about the Premises or the Building.

         25. Canvassing, soliciting and peddling in the Building is prohibited and Tenant shall cooperate to prevent the same.

         26. The Premises shall not be used for lodging or sleeping or for an immoral or illegal purposes.

         27. The Premises shall not be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction or otherwise, except as specifically permitted by the Lease.

         28. Tenant shall not occupy or permit any portion of the Premises as an office for a public stenographer or public typist or for the possession, storage, manufacture of sale of narcotics, dope or tobacco in any form or as a barber or manicure shop or as an employment bureau. Tenant shall not engage or pay any employees on the Premises, except those actually working for Tenant on the Premises, nor advertise for labor giving an address at the Premises.

         29. Tenant shall not accept barbering or bootblacking services in the
Premises, from any company or persons not approved by Landlord, which approval shall not be unreasonably withheld, and at hours and under regulations other than as reasonably fixed by Landlord.

         30. The requirements of Tenant will be attended to only upon written application at the office of the building, except in the event of any emergency condition. Employees of Landlord or Landlord's agents shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of Landlord or in response to an emergency condition.

         31. Tenant shall be responsible for the delivery and pick up of all mail from the United States Post office.

         32. Landlord reserves the right to exclude from the Building between the hours of 6 P.M. and 8 AM. and at all hours on Saturdays, Sundays and holidays observed by the Building all persons who do not present a pass to the
Building signed or approved by Landlord, which approval shall not be unreasonably withheld. Tenant shall be responsible

                                       4

for all persons for whom a pass shall be issued at the request of Tenant and shall be liable to Landlord for all acts of such persons.

         33. In accordance with the alteration section of the Lease, Landlord is entitled to review and approve architectural and engineering drawings. The review/alteration of Tenant drawings and/or specifications by Tishman Speyer
Properties and any of its representative is not intended to verify Tenant's engineering or design requirements and/or solutions. The review/alteration is performed to determine compatibility with the Building Systems and lease conditions.

         34. Tenant renovations are to be performed by those contractors and subcontractors on the Landlord's approved contractor's list, adhere to the
Building's applicable Standard Operating Procedures, be compatible with Building
Class E System and other common systems, etc.

         35. Landlord may waive anyone or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by
Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the
Building.

         36. Landlord shall not be responsible to Tenant or to any other person for the non-observance or violation of these Rules and Regulations by any other tenant or other person. Tenant shall be deemed to have read the Rules and
Regulations and to have agreed to abide by them as a condition to its occupancy of the Premises.

         37. These Rules and Regulations are in addition to, and shall not be constructed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease.

                                       5

                                   EXHIBIT G

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this
"Agreement") made as of the __ day of      , 2000, by and among SUNAMERICA LIFE
INSURANCE COMPANY, an Arizona corporation, its successors or assigns ("Lender"),
___________ a _____________ ("Tenant"), and TST 300 PARK, L.P., a Delaware
limited partnership ("Landlord").

                                  WITNESSETH:

         WHEREAS, Lender has agreed to make a loan (the "Loan") in the maximum principal amount of $168,000,000.00 to Landlord;

         WHEREAS, the Loan will be evidenced by a promissory note (the "Note")
dated as of June 15, 1999 made by Landlord to order of Lender and was secured by, among other things, that certain Agreement of Confirmation Reaffirmation,
Consolidation and Modification of Mortgage and Note dated as of June 15, 1999
(the "Mortgage") made by Landlord to Lender covering the land (the "Land")
described on Schedule A hereto and all improvements (the "Improvements") now or hereafter located on the land (the Land and the Improvements hereinafter collectively referred to as the "Mortgaged Property"); and

         WHEREAS, by a lease dated as of       , 2000 (which lease, as the same
may have been amended and supplemented, is hereinafter called the "Lease"),
Landlord leased to Tenant approximately       square feet of space located in
the Improvements (the "Premises"); and

         WHEREAS, the parties hereto desire to make the Lease subject and subordinate to the Mortgage.

         NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

         1.

The Lease, as the same may hereafter be modified, amended or extended, and all of Tenant's right, title and interest in and to the Premises and all rights, remedies and options of Tenant under the Lease, are and shall be unconditionally subject and subordinate to the Mortgage and the lien thereof, to all the terms, conditions and provisions of the Mortgage, to each and every advance made or hereafter made under the Mortgage, and to all renewals, modifications, consolidations, replacements, substitutions and extensions of the Mortgage, so that at all times the Mortgage shall be and remain a lien on the Mortgaged
Property prior and superior to the Lease for all purposes; provided, however, and Lender agrees, that so long as (A) no event has occurred and no condition exists, which would entitle Landlord to terminate the Lease or would cause, without further action of Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant from the Premises, (B) the term of the
Lease has commenced and Tenant is in possession of the Premises, (C) the Lease shall be in full force and effect and shall not have been otherwise modified or supplemented in any way without Lender's prior written consent, (D) Tenant shall duly confirm its attornment to Lender or its successor or assign by written instrument as set forth in Paragraph 3 hereof, (E) neither Lender nor its successors or assigns shall be liable under any warranty of construction contained in the Lease or any implied warranty of construction, and (F) all representations and warranties made herein by Tenant shall be true and correct as of the date of such attornment; then, and in such event Tenant's leasehold estate under the Lease shall not be terminated, Tenant's possession of the
Premises shall not be disturbed by Lender and Lender will accept the attornment of Tenant.

         2.

Notwithstanding anything to the contrary contained in the Lease, Tenant hereby agrees that in the event of any act, omission or default by Landlord or
Landlord's agents, employees, contractors, licensees or invitees which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, or to reduce the rent payable thereunder or credit or offset any amounts against future rents payable thereunder, Tenant will not exercise any such right (i)
until it has given written notice of such act, omission or default to Lender by delivering notice of such act, omission or default, in accordance with Paragraph
8 hereof, and (ii) until a period of not less than sixty (60) days for remedying such act, omission or default shall have elapsed following the giving of such notice. Notwithstanding the foregoing, in the case of any default of Landlord which cannot be cured within such sixty (60) day period, if Lender shall within such period proceed promptly to cure the same (including such time as may be necessary to acquire possession of the Premises if possession is necessary to effect such cure) and thereafter shall prosecute the curing of such default with diligence, then the time within which such default may be cured by Lender shall be extended for such period as may be necessary to complete the curing of the same with diligence. Lender's cure of Landlord's default shall not be considered an assumption by Lender of Landlord's other obligations under the Lease. Unless
Lender otherwise agrees in writing, Landlord shall remain solely liable to perform Landlord's obligations under the Lease (but only to the extent required by and subject to the limitation included with the Lease), both before and after
Lender's exercise of any right or remedy under this Agreement. If Lender or any successor or assign becomes obligated to perform as Landlord under the Lease, such person or entity will be released from those obligations when such person or entity assigns, sells or otherwise transfers its interest in the Premises or the Mortgaged Property.

                                       2

         3.

Without limitation of any of the provisions of the Lease, in the event that
Lender succeeds to the interest of Landlord or any successor to Landlord, then subject to the provisions of this Agreement including, without limitation,
Paragraph 1 above, the Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to and accept Lender and to recognize Lender as its Landlord under the Lease for the then remaining balance of the term thereof, and upon request of Lender, Tenant shall execute and deliver to Lender an agreement of attornment reasonably satisfactory to
Lender.

         4.

If Lender succeeds to the interest of Landlord or any successor to Landlord, in no event shall Lender have any liability for any act or omission of any prior landlord under the Lease which occurs prior to the date Lender succeeds to the rights of Landlord under the Lease, nor any liability for claims, offsets or defenses which Tenant might have had against Landlord. In no event shall Lender have any personal liability as successor to Landlord and Tenant shall look only to the estate and property of Lender in the Land and the Improvements for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by
Lender as Landlord under the Lease, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease.

         5.

Tenant agrees that no prepayment of rent or additional rent due under the Lease of more than one month in advance, and no amendment, modification, surrender or cancellation of the Lease, and no waiver or consent by Landlord under the terms of the Lease, shall be binding upon or as against Lender, as holder of the
Mortgage, and as Landlord under the Lease if it succeeds to that position, unless consented to in writing by Lender. In addition, and notwithstanding anything to the contrary set forth in this Agreement, Tenant agrees that Lender, as holder of the Mortgage, and as Landlord under the Lease if it succeeds to that position, shall in no event have any liability for the performance or completion of any initial work or installations or for any loan or contribution or rent concession towards initial work, which are required to be made by
Landlord (A) under the Lease or under any related Lease documents or (B) for any space which may hereafter become part of said Premises, and any such requirement shall be inoperative in the event Lender succeeds to the position of Landlord prior to the completion or performance thereof. Tenant further agrees with
Lender that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Lender's prior written consent.

                                       3

         6.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute and be construed as one and the same instrument.

         7.

All remedies which Lender may have against Landlord provided herein, if any, are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Landlord or others.
If any party consists of multiple individuals or entities, each of same shall be jointly and severally liable for the obligations of such party hereunder.

         8.

All notices to be given under this Agreement shall be in writing and shall be deemed served upon receipt by the addressee if served personally or, if mailed, upon the first to occur of receipt or the refusal of delivery as shown on a return receipt, after deposit in the United States Postal Service certified mail, postage prepaid, addressed to the address of Landlord, Tenant or Lender appearing below, or, if sent by telegram, when delivered by or refused upon attempted delivery by the telegraph office. Such addresses may be changed by notice given in the same manner. If any party consists of multiple individuals or entities, then notice to anyone of same shall be deemed notice to such party.

Lender's Address:

                           One SunAmerica Center
                           Century City
                           Los Angeles, California 90067
                           Attention: William Petak

Tenant's Address:
                           ----------------------------

                           ----------------------------

                           ----------------------------

                           Attention: _________________

                                       4

Landlord's Address:

                           c/o Tishman Speyer Properties, L.P.
                           520 Madison Avenue
                           New York, New York 10022
                           Attention: General Counsel

         9.

This Agreement shall be interpreted and construed in accordance with and governed by the laws of the State of New York.

         10.

This Agreement shall apply to, bind and inure to the benefit of the parties hereto and their respective successors and assigns. As used herein "Lender"
shall include any subsequent holder of the Mortgage.

         11.

Tenant acknowledges that Landlord has assigned to Lender its right, title and interest in the Lease and to the rents, issues and profits of the Mortgaged
Property and the Property pursuant to the Mortgage, and that Landlord has been granted the license to collect such rents provided no Event of Default has occurred under, and as defined in, the Mortgage. Tenant agrees to pay all rents and other amounts due under the Lease directly to Lender upon receipt of written demand by Lender, and Landlord hereby consents thereto. The assignment of the
Lease to Lender, or the collection of rents by Lender pursuant to such assignment, shall not obligate Lender to perform Landlord's obligations under the Lease.

                                       5

         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.

                                    LENDER:

                                    SUNAMERICA LIFE INSURANCE
                                    COMPANY, an Arizona corporation

                                    By:
                                       ---------------------------
                                    Name:
                                         -------------------------
                                    Title:
                                          ------------------------

                                    LANDLORD:

                                    TST 300 PARK, L.P., a Delaware Limited
                                    Partnership

                                    By: TST 300 Park Corp., its general partner

                                    By:
                                       ---------------------------
                                    Name:
                                         -------------------------
                                    Title:
                                          ------------------------

                                    TENANT:

                                                    , a
                                    ----------------   -----------

                                    By:
                                       ---------------------------
                                    Name:
                                         -------------------------
                                    Title:
                                          ------------------------

                                       6

                                 ACKNOWLEDGMENT

STATE OF CALIFORNIA    )
                       ) s.s.:
COUNTY OF ___________  )

         On this __ day of      , in the year 2000 before me, the undersigned, a
Notary Public in and for said State, personally appeared ______, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument on behalf of SunAmerica Life Insurance Company and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                             ------------------------------
                                             Notary Public

                                 ACKNOWLEDGMENT

STATE OF NEW YORK      )
                       ) s.s.:
COUNTY OF NEW YORK     )

         On this __ day of December, in the year 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared ________
______________ , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument on behalf of and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                             ------------------------------
                                             Notary Public

                                 ACKNOWLEDGMENT

STATE OF NEW YORK      )
                       ) s.s.:
COUNTY OF NEW YORK     )

        On this __ day of       , in the year 2000 before me, the undersigned,
a Notary Public in and for said State, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument on behalf of TST 300 Park, L.P. and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s)
on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                             ------------------------------
                                             Notary Public

                                   SCHEDULE A

                            DESCRIPTION OF THE LAND

ALL THAT CERTAIN plot, piece or parcel of land, situate, lying and being in the
Borough of Manhattan, City, County and State of New York bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly side of East
49th Street with the westerly side of Park Avenue;

RUNNING THENCE westerly along the northerly side of East 49th Street, 211 feet;

THENCE northerly parallel with Park Avenue and part of the way through a party wall 100 feet 5 inches to the center line of the block;

THENCE easterly along the center line of the block, 83 feet;

THENCE northerly again parallel with Park Avenue part of the way through a party wall, 100 feet 5 inches to the southerly side of East 50th Street;

THENCE easterly along the southerly side of East 50th Street, 128 feet to the corner formed by the intersection of the southerly side of East 50th Street and the westerly side of Park Avenue;

THENCE southerly along the westerly side of Park Avenue, 200 feet 10 inches to the point or place of BEGINNING.